UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Soliciting Material Pursuant to §240.14a-12

AZZ INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PROVIDING COMPREHENSIVE METAL COATING AND FINISHING CAPABILITIES TO PROTECT INFRASTRUCTURE

AZZ Inc. is the leading independent provider of hot-dip galvanizing and coil coating solutions to a broad range of end-markets. Collectively, our business segments provide sustainable, unmatched metal coating solutions that enhance the longevity and appearance of buildings, products and infrastructure that are essential to everyday life.

Founded:
1956

Headquarters:
Fort Worth, Texas

NYSE:
"AZZ" (since 1997)

Sales:
$1.5 billion

Adjusted EBITDA[(1)]:
$333.6 million

Adjusted Earnings Per Share[(1)]:
$4.53

(1) Non-GAAP Measure. Information about Non-GAAP measures, including a reconciliation to the most comparable GAAP measure, is available on page 34 of our Annual Report on Form 10-K filed with the SEC on April 22, 2024.

ELECTRONIC DELIVERY OF PROXY MATERIALS
Help us Protect the Environment
We encourage all shareholders to voluntarily elect to receive AZZ’s proxy materials electronically. This helps reduce the paper mailed to you and supports our goal to continuously minimize our environmental footprint.
Sign up for E-Delivery at proxyvote.com. Please have your control number available.
Benefits of E-Delivery:
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immediate and convenient access to the materials

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helps us reduce our impact on the environment

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helps reduce our printing and mailing costs, which results in higher returns to our shareholders

Our Environmental Impact:
Our E-Delivery initiative has resulted in the elimination of 4,085 sets of proxy materials being produced and mailed. The 4,647 pounds of paper being saved in this process represent the following:
9.3 tons of wood saved; or the equivalent of 56 trees
49,700 gallons of water saved; or the equivalent of 2.3 swimming pools
59.2 million BTU’s saved; or the equivalent of 70.5 residential refrigerators operating for one year
2,740 pounds of solid waste saved
41,800 pounds of CO2 equivalent saved; or the equivalent of 3.8 cars operating for one year
3.7 pounds of hazardous air pollutants saved
Environmental impact estimates are calculated using the Environmental Paper Network Paper Calculator. For more information, visit www.papercalculator.org.

OUR CULTURE
At AZZ, our culture is defined by our corporate values of Trust, Respect, Accountability, Integrity, Teamwork and Sustainability TRAITS. We value our employees by continuously investing in their training and development, including a healthy work-life balance, offering competitive compensation and benefit packages and rigorously encouraging a team-oriented and collaborative environment.
We strive to build, maintain and create a work environment that attracts and retains employees who are high contributors, have outstanding interpersonal and business skills, are engaged in our culture and communities, and who embody our company mission: to create superior value in a culture where people can grow both professionally and personally and where TRAITS matter.
Trust	We conduct ourselves with honesty, openness and in a manner that is predictable and builds trust.
Respect	We treat each other as we want to be treated (golden rule). When appropriate, we disagree without being disagreeable.
Accountability	We take responsibility for our actions and ownership of results. We do what we commit to, both personally and as a team.
Integrity	We are honest, trustworthy and respectful to each other and ethical in all our activities.
Teamwork	We value collaboration at all levels. We believe that working as a team is more impactful and efficient than working alone.
Sustainability	AZZ employees must work safely at all times and fully abide by safety, health and environmental policies of the Company while looking out for our co-workers.

DEAR VALUED SHAREHOLDERS:
It is my pleasure to invite you to the 2024 Annual Meeting of Shareholders. This is your opportunity to share your views with the Company and the Board. We value your feedback and take it into account as we execute our corporate and Board responsibilities. Our meeting will take place on Tuesday, July 9, 2024, at 10:00 am Central Time, at One Museum Place, 4th Floor, 3100 West 7th Street, Fort Worth Texas, 76107.
Fiscal Year 2024 Achievements
AZZ achieved a number of important milestones in fiscal year 2024. We celebrated the Company’s 37th consecutive year of profitable operations from continuing operations. This resulted in sales of over $1.5 billion for the first time in our Company history. The Company also exceeded its consolidated EBITDA margin and cash flow generation goals, target net leverage goal, and debt reduction goal while investing in a new coil coating facility in Washington, Missouri. These results confirm management’s successful execution on its strategic transformation to a focused metal coatings company. These results were delivered through a relentless focus on outstanding customer service, facilitated by the hard work and dedication of approximately 3,800 AZZ employees throughout North America.
The Company continued to create value for its customers and shareholders, despite macroeconomic uncertainties and evolving competitive pressures. Because of our success, we were able to return over $31.4 million to shareholders in fiscal year 2024 through dividends. The management team and Board understand, however, that short-term operational and financial results alone are not enough.
We are proud that AZZ also has developed a culture of environmental and social responsibility and doing the right thing. These efforts have recently been recognized by Newsweek who included the Company in their “America’s Most Responsible Companies” list for two consecutive years, and recognized by Forbes as one of ‘‘America’s Most Successful Small Companies’’.
We have a diverse Board, which facilitates better decision-making and contributes to the success of our Company. The Board also continues to oversee the Company’s progress towards its environmental and social goals. This commitment to good governance practices is an important driver of long-term value creation for shareholders. The information in this Proxy Statement and the Company’s other disclosures provide a glimpse into how this culture has helped the Company thrive and execute its strategy with a sense of pride and passion.
Future Outlook
As we look to the year ahead, we will continue to pursue initiatives to drive growth, target new acquisition opportunities, maintain our leadership position in the market segments in which we conduct business, continue to pay down debt, and further enhance shareholder value.
Changes to the Board in Fiscal Year 2025
Finally, after eight years of service as members of AZZ’s Board of Directors, Venita McCellon-Allen and Paul Eisman will not stand for re-election and will leave the AZZ Board immediately before the 2024 Annual Meeting. Additionally, as we previously disclosed, David Kaden resigned from the AZZ Board of Directors as of May 10, 2024, and will not stand for re-election at the 2024 Annual Meeting. We want to sincerely thank Venita, Paul and David for their contributions to AZZ and wish them well in their future endeavors.
In closing, we want to encourage all our fellow shareholders to vote. As we approach the Annual Meeting, please contact us with any questions or feedback. Your vote is very important to our business and continued success. We hope you will exercise your right to vote by following the instructions for voting contained in the Notice Regarding the Availability of Proxy Materials, or the paper or electronic copy of our proxy materials you received for the meeting.
On behalf of the Board and the entire management team, thank you for your continued support.
Sincerely,

Thomas E. Ferguson Director, President and Chief Executive Officer	Daniel R. Feehan Chair of the Board of Directors

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
Time and Date:	Location:	Record Date:
Tuesday, July 9, 2024, 10:00 a.m., local time	One Museum Place, 3100 West 7th Street, 4th Floor, Fort Worth, Texas 76107	You can attend and vote your shares at the Annual Meeting if you were a shareholder of record of the Company’s Common Stock on the close of business on May 10, 2024 (the “Record Date”).
To the Shareholders of AZZ Inc.:
Notice is hereby given that the 2024 Annual Meeting of Shareholders (the “Annual Meeting”) of AZZ Inc. (hereinafter, the “Company” or “AZZ”) will be held as follows:
ITEMS OF BUSINESS
PROPOSALS	Board Recommendation	Page
I. Elect the seven (7) director nominees named in this Proxy Statement to serve on the Company’s Board of Directors, each for a one-year term.		10
II. Vote for an advisory approval of a non-binding resolution approving the Company’s executive compensation program.		43
III. Vote for the ratification of the appointment of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2025.		87
IV. To transact any other business which may properly come before the Annual Meeting or any adjournment.
Notice:
A Notice Regarding the Availability of Proxy Materials (the “Notice”) was distributed to shareholders on or about May 28, 2024.
Voting:
Your vote is very important. Even if you intend to be present at the Annual Meeting, please promptly vote in one of the following ways prior to the meeting, so that your shares may be represented and voted at the Annual Meeting:
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Scan the QR Code provided and vote electronically;

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Call the toll-free telephone number shown in the instructions included on your Notice;

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Vote via the Internet on the website as described in the instructions included on your Notice; or

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If you receive a paper copy of the proxy materials, complete, sign, date, and return your printed copy of the proxy card or voting form.

By Order of the Board of Directors,
Tara D. Mackey
Chief Legal Officer and Secretary
Fort Worth, Texas
May 28, 2024
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2024 ANNUAL MEETING OF SHAREHOLDERS
AZZ’s Fiscal Year 2024 Proxy Statement and Annual Report are available at www.proxyvote.com

PROPOSAL 3 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	87
ANNUAL MEETING INFORMATION AND OTHER MATTERS	88
APPENDIX A: DEFINITION OF NON-GAAP MEASURES	A-1

Non-GAAP Financial Measures
This Proxy Statement, including the Compensation Discussion and Analysis, contains financial measures presented on a non-GAAP basis. AZZ’s non-GAAP financial measures used in this document are as follows: 1) Adjusted earnings per share (“Adjusted EPS”); and 2) EBITDA. See “Appendix A” to this Proxy Statement for additional information concerning these performance measures and a reconciliation of Adjusted EPS for fiscal year 2024 to the most comparable U.S. GAAP financial measure. Further information about non-GAAP measures, including a reconciliation of Adjusted EBITDA to the most comparable GAAP measures for fiscal year 2024 is available on page 31 of our Annual Report on Form 10-K filed with the SEC on April 22, 2024.

PROXY STATEMENT SUMMARY
The summary below highlights information contained elsewhere in this proxy statement (“Proxy Statement”). This summary does not contain all the information that you should consider, and you should read the entire Proxy Statement carefully before voting. Page references below are supplied to help you find detailed information on each proposal in this Proxy Statement.
2024 Annual Meeting of Shareholders
Date and Time	Place	Notice	Voting	Record Date
July 9, 2024, 10:00 a.m., local time	AZZ Inc., One Museum Place, 4th Floor, 3100 West 7th Street, Fort Worth, Texas 76107	We distributed a Notice Regarding the Availability of Proxy Materials (the “Notice”) on or about May 28, 2024.	Holders of shares of Common Stock as of the Record Date are entitled to vote on all matters.	May 10, 2024
VOTING MATTERS
Item	Company Proposals	Board Vote Recommendation	Page
1.	Election of seven (7) director nominees named in this Proxy Statement.	FOR each director nominee	10
2.	Approval, on an advisory basis, of the Company’s executive compensation program.	FOR	43
3.	Ratification of the appointment of Grant Thornton, LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2025.	FOR	87
How to Vote
YOU CAN VOTE BY ANY OF THE FOLLOWING METHODS:
QR Code Scan the QR code provided to vote online (www.proxyvote.com);	Internet (www.proxyvote.com) until 11:59 p.m. Eastern Time, on July 8, 2024;	By Mail. Completing, signing and returning your proxy or voting instruction card before July 9, 2024;	Telephone (1-800-690-6903) until 11:59 p.m. Eastern Time, on July 8, 2024; or	In person, at the Annual Meeting, if you are a shareholder of record as of the Record Date. You may deliver a completed proxy card or vote by ballot at the meeting.

1

PROXY STATEMENT SUMMARY
Director Nominees For Fiscal Year 2025
Name	Age	Director Since	Independent	Other Public Company Boards	Primary Occupation
DANIEL E. BERCE	70	2000		1	President and Chief Executive Officer, General Motors Financial Company
DANIEL R. FEEHAN	73	2000		2	Chairman of the Board, FirstCash, Inc.
THOMAS E. FERGUSON	67	2013	—	—	President and Chief Executive Officer, AZZ Inc.
CLIVE A. GRANNUM	58	2021		—	President, Performance Materials, Materion Corporation
CAROL R. JACKSON	52	2021		1	Former President, Chief Executive Officer and Chairman of the Board, HarbisonWalker International
ED MCGOUGH	63	2017		—	Senior Vice President, Global Manufacturing and Technical Operations, Alcon, Inc.
STEVEN R. PURVIS	59	2015		—	Former Principal, Luther King Capital Management
Key Statistics about our Director Nominees for Fiscal Year 2025
Our Director Nominees have an effective mix of diversity, experience and fresh perspective.

2	2024 Proxy Statement

PROXY STATEMENT SUMMARY
HOW WE THINK ABOUT BOARD REFRESHMENT	Mandatory Retirement Age of 75	Three of our highly qualified Directors have joined AZZ’s Board over the past three years.	For FY2024, the Average tenure of our Director Nominees is 11.5 years.
Corporate Governance Highlights
PRACTICE	DESCRIPTION
BOARD EVALUATIONS AND REFRESHMENT
The Board of Directors annually evaluates its performance as well as each committee and individual director performance. As part of the Board’s evaluation process, directors consider various topics related to Board composition, structure, effectiveness and responsibilities, as well as the overall mix of director skills, experience and backgrounds.

ANNUAL ELECTIONS	All directors are elected annually, which reinforces our Board of Directors’ accountability to shareholders.
EXECUTIVE SESSIONS	The independent Board members meet regularly in executive session.
MAJORITY VOTING STANDARD
Our Bylaws require that, in an uncontested election, each director will be elected by a majority of the votes cast. The number of shares voted “FOR” a director must exceed the number of shares voted “AGAINST” that director.

DIRECTOR RESIGNATION POLICY
If a nominee in an uncontested election does not receive a majority of the votes cast, the director is required to promptly tender a resignation to the Board of Directors that is subject to acceptance or rejection by the Board of Directors within 90 days from the date of the certification of the election results.

15% SPECIAL MEETING THRESHOLD	Shareholders owning 15% or more of AZZ’s outstanding Common Stock have the right to call a special meeting of shareholders.
ONE SHARE, ONE VOTE	Each share of AZZ Common Stock is entitled to one vote.

3

PROXY STATEMENT SUMMARY
PRACTICE	DESCRIPTION
INDEPENDENCE
A majority of our directors must be independent. All of our current directors, including those who are nominees, other than our CEO are independent, and all of our committees consist exclusively of independent directors.

COMMITTEE MEMBERSHIP AND LEADERSHIP ROTATIONS
The Nominating and Corporate Governance Committee reviews and recommends committee membership. The Board of Directors appoint members of its committees annually and rotates committee and committee chair assignments periodically.

DIVERSITY
The Board of Directors, acting through the Nominating and Corporate Governance Committee, ensures the Company’s Board is diverse, including race, gender, tenure, age, professional expertise, skills, qualifications and backgrounds.

MANDATORY RETIREMENT AGE FOR DIRECTORS
The Company has a policy requiring its directors to retire at age 75. This encourages Board refreshment and provides additional opportunities to maintain a balanced mix of perspectives and experiences to effectively represent the long-term interests of shareholders.

DIRECTOR MAXIMUM OUTSIDE BOARDS POLICY	Directors are expected to serve on no more than four public company Boards (including our Board of Directors).
DIRECTOR ORIENTATION AND EDUCATION	The Nominating and Corporate Governance Committee is responsible for overseeing the Company’s new director orientation program and reviewing the director continuing education process.
STOCK OWNERSHIP	The Company maintains stock ownership guidelines for the Company directors and executive officers.
STRATEGY AND RISK OVERSIGHT
The Board has oversight responsibility for management’s establishment and execution of corporate strategy and has overall responsibility for the effective oversight of enterprise risk, whether financial, operational or strategic.

MANAGEMENT DEVELOPMENT AND SUCCESSION PLANNING
Our Board periodically reviews and discusses with the Compensation Committee, the Chair of the Board and the Chief Executive Officer, potential successors to the Chief Executive Officer and other members of the Company’s executive management team.

SUSTAINABILITY & ESG
The Board’s Nominating and Corporate Governance Committee provides oversight of the Company’s ESG policies and sustainability practices. With executive-level sponsorship and Board oversight of the programs, sustainability and ESG have top-down support and are part of the Company’s annual performance metrics.

CAPITAL ALLOCATION	We disclose our capital allocation policies and priorities to our shareholders and how they are overseen by our Board of Directors and its Committees.
PERFORMANCE LINKED TO LONG-TERM STRATEGY DRIVES INCENTIVE AWARDS
A significant portion of our executive officers’ total compensation is based on the Company’s financial performance and the payouts are contingent upon the attainment of certain pre-established performance metrics which are capped to minimize risk.

4	2024 Proxy Statement

PROXY STATEMENT SUMMARY
ESG Oversight Structure
AZZ is committed to growing its business in a sustainable and socially responsible manner. We have structured our sustainability efforts using a framework that focuses on environmental stewardship, social responsibility and corporate governance. AZZ has integrated its ESG targets and initiatives into the Company’s overall business strategy.
APPROACH TO SUSTAINABILITY
Our sustainability framework is integrated into our overall business strategy through our focus areas of environmental stewardship, social responsibility and corporate governance.
We strive to improve the efficiency of our operations, including increasing energy and resource efficiency, lowering greenhouse gas emissions, reducing water consumption, conserving natural resources and offering products and solutions with superior sustainability attributes that meet or exceed our customer’s needs.

ESG OVERSIGHT STRUCTURE

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PROXY STATEMENT SUMMARY
FISCAL YEAR 2024 ESG HIGHLIGHTS
During fiscal year 2024, we made significant progress on a number of ESG initiatives:
Published our third ESG Report, covering fiscal years 2021, 2022 and 2023.

Completed five Industrial Assessment Center (“IAC”) audits during FY2024 to identify several energy efficiency enhancement capital investment projects that should result in future energy costs savings.

Achieved our FY2024 ESG target to begin to report hazardous waste and quantity of recycled products and byproducts.
In fiscal year 2024, AZZ developed methodologies for its business segments to identify and begin to track our green sales into the low carbon economy markets.
AZZ was named as one of America’s Most Responsible Companies in 2024 by Newsweek; the second consecutive year.
SUSTAINABILITY FRAMEWORK FOCUS AREAS
ENVIRONMENTAL STEWARDSHIP	SOCIAL RESPONSIBILITY	CORPORATE GOVERNANCE
We strive to provide high quality products and solutions to customers while maintaining compliance with environmental requirements and using raw materials in an environmentally conscious and sustainable manner.	We believe that investing in our people, our communities and our business sustainably will drive long-term value for AZZ and its shareholders.	The Nominating and Corporate Governance Committee provides Board-level oversight to the Sustainability Council, as well as oversight of AZZ’s ESG policies and practices.
Please refer to our website to view our most recent Environmental, Social Responsibility and Governance Report. References to our website in this Proxy Statement are provided as a convenience and the Company’s website and the information posted on our website including, but not limited to our Environmental, Social Responsibility and Governance Report, is neither a part of this Proxy Statement nor is it incorporated herein.
Environmental Stewardship
AZZ is committed to managing the business in an environmentally responsible manner and actively prioritizes the health and safety of its employees and the environment. Our Board of Directors and the management team oversee the environment, health and safety (“EHS”) practices and program strategy as the Company executes on its goals and initiatives.
ENVIRONMENTAL, HEALTH AND SAFETY GOALS
Meet or exceed all applicable EHS regulations and company standards and continuously monitor and document our progress.	Continuously improve on our environmental performance by monitoring our progress against stated EHS and sustainability targets to promote energy efficiency and to protect and sustain the environment.
Train and equip our employees to identify and mitigate hazards and potential safety risks associated with their job.	Reduce our carbon footprint by minimizing emissions, energy and water usage and recycling materials where possible.
Closely monitor our chemical consumption and waste generation to efficiently utilize raw materials and minimize and recycle non-product outputs.	Focus on sourcing environmental solutions that will decrease AZZ’s environmental impact.

Contribute to the development and administration of technically and economically sound environmental standards and compliance procedures through seeking input from professional trade groups, regulatory agencies, citizens’ organizations, subject matter experts and our stakeholders.
Communicate our EHS and sustainability progress and targets to our stakeholders.

6	2024 Proxy Statement

PROXY STATEMENT SUMMARY
Commitment to Human Capital Management
We believe our employees are our greatest asset and our continued success is dependent on the expertise and engagement of our people.
OUR CULTURE

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AZZ understands the importance of employees who feel valued and united through shared beliefs and guiding principles.

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Our values shape our corporate culture, attract highly skilled employees and help them live and perform at their best.

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At AZZ, our employees’ well-being is a priority. We offer Market Place Chaplains and Employee Assistance Programs to all employees.

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We take pride in offering incentives that recognize employee efforts and programs to help improve their quality of life.

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We established the AZZ Cares Foundation to provide assistance to our employees and their families when a personal emergency, disaster or personal hardship occurs.

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AZZ Alertline is available 24/7 in three languages to address concerns and increase accountability.

OUR COMMITMENT TO HEALTH AND SAFETY

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We strive to incorporate continuous improvement in the health and safety of our facilities by establishing and monitoring our progress against our EHS and sustainability targets.

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We train and equip our employees to identify and mitigate safety hazards associated with their job.

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Our management teams oversee the implementation of training programs for operational safety and hazard reduction and regularly communicate EHS results to our employees.

OUR COMMITMENT TO DIVERSITY AND INCLUSION

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52.4% of our employees are diverse, as reported to the Equal Employment Opportunity Commission.

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We embrace the diversity of our employees, customers, vendors, suppliers, stakeholders and consumers, including their unique backgrounds, experiences, creative solutions, skills and talents.

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We seek to continuously improve our hiring, development, advancement and retention of a diverse talent pool and increase our overall diversity representation.

Named in Newsweek’s list of America’s Most Responsible Companies in 2023 and 2024.
Executive Compensation Highlights
COMPENSATION PHILOSOPHY AND OBJECTIVES
Our key compensation objectives are to:
attract and retain high performing, servant minded leaders;	reward results, drive future strategic growth; and	align the interests of our executive officers with those of our shareholders.
We believe our executive compensation program strongly aligns executive pay with the interests of our shareholders. Our executive compensation program provides a combination of salary, short- and long-term incentives, and benefits to align executive officer and shareholder interests.

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PROXY STATEMENT SUMMARY
We use the following principles to achieve these objectives:

A significant portion of our executive officers’ total compensation is based on the Company’s performance and the payouts are contingent upon the attainment of certain pre-established performance metrics and capped to minimize risk.
Performance measures are highly correlated to the creation of shareholder value.
We review and benchmark pay relative to the market median of our executive compensation industry peer group on an annual basis.
Our executive compensation program is designed to drive long-term shareholder value and attract and retain high performing executive talent.
We use annual cash incentive opportunities and equity-based awards to balance the Company’s short- and long-term performance objectives.
Our equity awards are equally weighted between time-vested restricted stock units, which vest ratably over a three-year period, and performance share units, which requires achievement of a pre-determined financial performance metric over a three-year performance cycle.
The Compensation Committee engages an independent executive compensation consultant.
Our Compensation Committee conducts an annual review of all executive compensation program components to ensure alignment with our strategic objectives and the Company’s industry peers.
We have a Compensation Recovery Policy and an Executive Officer Incentive Compensation Recover Policy to protect the Company in the event of a financial restatement or an executive officer or another key level employee engages in serious misconduct.
We provide a limited number of employment agreements and executive perquisites.
We have stock ownership guidelines for directors, executive officers and key level employees.
We grant equity awards with “double-trigger” vesting upon a change in control.

We do not provide tax gross ups, except for relocation expenses.
We do not recycle shares withheld for taxes.
We do not permit pledging or hedging of Company securities.
We do not pay accrued dividends or dividend equivalents on unearned RSUs or PSUs until such awards vest.
We do not reprice underwater equity awards.
We do not implement compensation or incentives that encourage or reward unnecessary or excessive risk-taking.

8	2024 Proxy Statement

PROXY STATEMENT SUMMARY
Fiscal Year 2024 Executive Compensation Program Elements
Category	Compensation Element	Description
CASH	Base Salary
Fixed annual cash compensation based upon experience the responsibilities of the position. Reviewed annually for potential adjustments based on market rates for each position, individual performance and changes in the scope of responsibilities.

Annual Incentive Opportunity
Annual cash incentive targets for achievement of specific annual financial operating results and a qualitative component relating to the execution of individual performance goals which are consistent with completing AZZ’s fiscal year 2024 strategic business objectives specifically tailored to each NEO’s specialized skill set and responsibilities.

LONG-TERM INCENTIVES	Restricted Stock Units
Vest ratably over a three-year period. Settled in shares of AZZ Common Stock. Dividend equivalents accrue with respect to dividends awarded during the vesting period and are not settled until the underlying award vests.

Performance Share Units
Three-year pre-determined financial performance metric settled in shares of AZZ Common Stock. Dividend equivalents accrue during the vesting period and are not paid and settled until the underlying award vests.

RETIREMENT	401(k) Plan
Qualified 401(k) plans that are generally available to all U.S. employees. For NEOs other than Mr. Russell, the Company matches 100% of the first 1% and 50% of contributions between 2% and 6% (with a potential total Company match of 3.5%). Mr. Russell participates in a separate 401(k) plan that we maintain for legacy Precoat Metals employees, under which the Company matches 100% of the first 3% and 50% of contributions between 4% and 5% (with a potential total Company match of 4%).

OTHER	Employment Agreements	Sets standard benefits for an NEO and the CEO in the event of termination of employment from the Company.
	Executive Severance Plan	Sets standard benefit guidelines for executives in the event of severance or upon a change in control (for all NEOs except for the Company’s CEO).
	Change-in-Control Terms	Sets Change-in-Control benefits for the Company’s CEO upon a change in control pursuant to his employment agreement, and other NEOs pursuant to the Executive Severance Plan.
	Other Benefits	Executive supplemental disability insurance, financial planning services and annual physical exam.
Fiscal Year 2024 Total Direct Compensation Mix

9

PROPOSAL 1 – ELECTION OF DIRECTORS
Our directors are elected by our shareholders annually and serve until the next annual meeting and until their successors are duly elected and qualified. Our Bylaws, as amended and restated, provide that the Board of Directors may consist of up to twelve (12) members. The Board is currently made up of eight (8) independent members (as set forth below) and Thomas E. Ferguson, President and Chief Executive Officer of the Company. Mr. Kaden resigned from our Board on May 10, 2024, at which time the Board fixed the number of directors at nine (9). Two of our current Board members, Mr. Paul Eisman and Ms. Venita McCellon-Allen, have primary experience and expertise in the energy and utility markets; because the Company disposed of its controlling interest in the Infrastructure Solutions business segment last year, and now is a predominantly metal coatings company, each of them will not be nominated for re-election at the expiration of their current term at the 2024 Annual Meeting, at which time the number of directors will be decreased from nine (9) and fixed at seven (7) members. Therefore, the Board proposes that the remaining seven (7) current members of the Board of Directors be nominated for re-election at the 2024 Annual Meeting to serve on the Board for a one-year term.
Proxies cannot be voted for a greater number of nominees than the number of nominees named herein. Our Bylaws require that, in an uncontested election, each director will be elected by a majority of the votes cast. If a nominee in an uncontested election does not receive a majority of the votes cast, he or she is required to promptly tender a resignation to the Board of Directors that is subject to acceptance or rejection by the Board of Directors within 90 days from the date of the certification of the election results. In the event an election of directors is contested, the voting standard will be a plurality of votes cast.
The Nominating and Corporate Governance Committee of the Board of Directors has nominated the directors noted below, for election each to serve a one-year term expiring at the 2025 Annual Meeting of Shareholders. These 2024 nominations were further approved by the full Board of Directors. We did not receive any shareholder nominations for directors for the 2024 Annual Meeting. All the proposed 2024 nominees currently serve as members of the Board of Directors with a term expiring at this year’s Annual Meeting. Because these elections are uncontested, a nominee for director must receive a majority of the votes properly cast at the meeting in person or by proxy to be elected. This means that the number of shares voted “FOR” a director must exceed the number of shares voted “AGAINST” that director, provided that a quorum is present at the 2024 Annual Meeting.
Each of the director nominees has consented to be named in this Proxy Statement and to serve on AZZ’s Board of Directors if elected. If for any unforeseen reason a nominee would be unable to serve if elected, the shareholders of AZZ as of the Record Date of the Annual Meeting may exercise their discretion to vote for a substitute nominee selected by the Board of Directors. However, the Board of Directors has no reason to anticipate that any of the nominees will not be able to serve, if elected. Detailed information on each director nominee is provided below beginning on page 11 of this Proxy Statement.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES LISTED BELOW.

10	2024 Proxy Statement

PROPOSAL 1 – ELECTION OF DIRECTORS
Nominees for Election of Directors:
DANIEL E. BERCE
Age: 70 Director Since: 2000 Board Committees: • Audit Committee (Chair) • Compensation Committee
Professional Highlights
Daniel E. Berce serves as President and Chief Executive Officer of General Motors Financial Company, Inc., a global provider of auto finance (formerly AmeriCredit Corp.) and has served in this capacity since its acquisition by General Motors Company in October 2010.
Mr. Berce also served as AmeriCredit Corp.’s Chief Executive Officer from 2005 until 2010, President from 2003 until 2010 and Chief Financial Officer from 1990 until 2003. He served as a director of Americredit Corp. from 1990 to 2010.
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Before joining Americredit Corp., Mr. Berce was a partner with Coopers & Lybrand, an accounting firm.

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Mr. Berce currently serves as a director of FirstCash, Inc., a publicly held international operator of retail pawn stores and a provider of retail point of sale payment solutions in the U.S. and Latin America.

Reason for Nomination
We believe Mr. Berce’s qualifications to serve on the Company’s Board of Directors include his executive level leadership experience, his experience serving as a Chief Executive Officer of a publicly held company and as a director of multiple publicly held companies, as well as his knowledge of corporate governance, executive compensation, accounting and financial expertise.

DANIEL R. FEEHAN
Age: 73 Director Since: 2000 Chairman of the Board Since: 2019 Board Committees: • Compensation Committee • Nominating and Corporate Governance Committee
Professional Highlights
Daniel R. Feehan serves as Chairman of the Board of FirstCash, Inc., a publicly held international operator of retail pawn stores in the U.S and Latin America. Previously, Mr. Feehan served as a director of Cash America International, Inc. (“Cash America”) since 1984 and was Cash America’s Executive Chairman from November 2015 until Cash America’s merger with First Cash Financial Services, Inc. (now FirstCash, Inc.) in September 2016.
•
From 2000 to 2015, Mr. Feehan served as President and Chief Executive Officer of Cash America.

•
From 1990 to 2000, he served as President and Chief Operating Officer of Cash America.

•
Mr. Feehan also currently serves as a director of Enova International Inc., a publicly held leading provider of online financial services to non-prime consumers and small businesses.

Reason for Nomination
We believe Mr. Feehan’s qualifications to serve on the Company’s Board of Directors include his executive level leadership experience and ability to provide direction and oversight to the Company’s transformative initiatives, specifically his experience as a Chief Executive Officer of a publicly held company, experience in finance, accounting, strategic planning and experience serving as a director of multiple publicly held companies.

11

PROPOSAL 1 – ELECTION OF DIRECTORS
THOMAS E. FERGUSON
Age: 67 Director Since: 2013 Board Committees: • None
Professional Highlights
Thomas E. Ferguson has served as a non-independent director and as the Company’s President and Chief Executive Officer since 2013.
•
Prior to joining AZZ, he was a consultant and served as interim Chief Executive Officer of FlexSteel Pipeline Technologies, Inc., a provider of pipeline technology products and services in 2013.

•
Mr. Ferguson has also served in various executive level leadership roles with Flowserve Corporation, a publicly held global provider of fluid motion and control products, including Senior Vice President from 2006 to 2010, as President of Flow Solutions Group from 2010 to 2012, as President of Flowserve Pump Division from 2003 to 2009, as President of Flow Solutions Division from 2000 to 2002, as Vice President and General Manager of Flow Solutions Division North America from 1999 to 2000 and as Vice President of Marketing and Technology for Flow Solutions Division from 1997 to 1999. Mr. Ferguson retired from Flowserve Corporation in 2012.

Reason for Nomination
We believe Mr. Ferguson’s qualifications to serve on the Company’s Board of Directors include his considerable global business and leadership experience serving as an executive officer of a public company, his domestic and international strategic experience both in the industries in which AZZ operates, and his track record for helping businesses achieve exponential growth, both organically and through acquisitions in the global marketplace.

CLIVE A. GRANNUM
Age: 58 Director Since: 2021 Board Committees: • Audit Committee • Compensation Committee
Professional Highlights
Clive A. Grannum has served as President, Performance Materials of Materion Corporation, a leading advanced materials supplier, since 2018.
•
Prior to joining Materion, Mr. Grannum served as Corporate Vice President, Corporate Officer and President — Global Chlorinated Organics at Olin Corporation, a global manufacturer and distributor of chemical products, from 2015 to 2016.

•
Prior to joining Olin, Mr. Grannum held a number of senior leadership roles at Dow Chemical Company, including President, Global Chlorinated Organics and SAFECHEM from 2014 to 2015; Global Managing Director, Plastics Additives, Global Chlorinated Organics and SAFECHEM from 2011 to 2014; and Vice President, Corporate Officer and Global Business Director, Plastics Additives from 2008 to 2011.

•
Prior to joining Dow Chemical, he served as the Vice President of Plastic Additives for Rohm and Haas Company, a global specialty chemical producer, from 2007 to 2008.

•
Mr. Grannum also currently serves as a director on the Boards of the Boys and Girls Clubs of Greater Saint Louis, a non-profit organization devoted to inspiring and enabling youth to reach their full potential, and MediNova N.Y., a non-profit organization that provides medical services free of charge to underprivileged communities.

Reason for Nomination
We believe Mr. Grannum’s qualifications to serve on the Company’s Board of Directors include his considerable executive leadership experience, experience in global manufacturing and strategic mergers and acquisitions, business development, process improvement, financial experience and transformational growth in manufacturing based industries.

12	2024 Proxy Statement

PROPOSAL 1 – ELECTION OF DIRECTORS
CAROL R. JACKSON
Age: 52 Director Since: 2021 Board Committees: • Compensation Committee • Nominating and Corporate Governance Committee (Chair)
Professional Highlights
Carol R. Jackson formerly served as President, Chief Executive Officer and Chairman of the Board of HarbisonWalker International, the largest supplier of ceramic refractories in the U.S. with operations in the U.S., Canada, Mexico, Europe, and Southeast Asia and commercial interests globally, from 2017 to 2023 and served as Corporate Officer, Senior Vice President and General Manager from 2014 to 2017.
•
Prior to joining HarbisonWalker, Ms. Jackson served as Corporate Officer, Vice President and General Manager of Carpenter Technology Corporation, a global leader in the development, manufacture, and distribution of cast/wrought and powder metal stainless steels and specialty alloys from 2011 to 2013.

•
Prior to joining Carpenter Technology, Ms. Jackson held various positions with PPG Industries, Inc., a global supplier of paints, chemicals, optical and specialty products and glass, from 1999-2011.

•
Ms. Jackson currently serves as a member of the Board of Directors and a member of the Audit, Nominating and Corporate Governance Committees, and Scientific Advisory Committees of Sensient Technologies Corporation, a publicly held leading global developer, manufacturer, and marketer of colors, flavors, and fragrances.

Reason for Nomination
We believe Ms. Jackson’s qualifications to serve on the Company’s Board of Directors include the depth and breadth of her experience in global business operations and industrial manufacturing, executive level leadership experience, mergers and acquisitions, legal experience and prior public Board experience in the steel and coatings industries.

ED MCGOUGH
Age: 63 Director Since: 2017 Board Committees: • Compensation Committee (Chair) • Nominating and Corporate Governance Committee
Professional Highlights
Ed McGough has served as the Senior Vice President of Global Manufacturing and Technical Operations at Alcon, Inc. (“Alcon”), since 2008. Alcon is the global leader in eye care developing, manufacturing and distributing innovative medical devices for eye care needs. Mr. McGough joined Alcon in 1991 as a Manager of Quality Assurance and Regulatory Affairs in Alcon’s Pennsylvania facility. He has held various other leadership positions at Alcon in both Fort Worth, Texas and Puerto Rico, including: Director of Quality Assurance from 1992 to 1994; Director of Operations from 1994 to 1996; Director of Manufacturing from 1996 to 2000; and Vice President and General Manager of Manufacturing in Fort Worth, Texas and Houston, Texas from 2000 to 2006. Following these roles, he has served as Vice President, Manufacturing, Pharmaceutical Operations, responsible for Alcon’s pharmaceutical plants in the United States, Brazil, Mexico, Spain, Belgium and France. Additionally, he has led the separation of the Alcon manufacturing plant operational systems from the company network to establish a more robust cyber security environment.
•
Prior to joining Alcon, Mr. McGough served in various quality engineering and management roles with Baxter Healthcare Corporation from 1983 to 1991.

Reason for Nomination
We believe Mr. McGough’s qualifications to serve on the Board of Directors include: (i) his executive level leadership and international experience in global manufacturing, distribution and global supply chain; and (ii) his experience integrating acquired medical device companies into Alcon which aligns well with our Company’s long term acquisition strategy.

13

PROPOSAL 1 – ELECTION OF DIRECTORS
STEVEN R. PURVIS
Age: 59 Director Since: 2015 Board Committees: • Audit Committee • Nominating and Corporate Governance Committee
Professional Highlights
Steven R. Purvis formerly served as a Principal of Luther King Capital Management, a provider of investment management services (“LKCM”), as an Equity Portfolio Manager responsible for the firm’s Small Cap, Small-Mid Cap and Mid Cap Investment Strategies until 2021. Mr. Purvis joined LKCM in 1996 and continues to serve as a Trustee to the LKCM Funds.
•
His prior roles include investment analyst responsibilities at Roulston Research from 1993 to 1996 and Waddell & Reed, Inc. from 1990 to 1993.

•
Mr. Purvis brings over 35 years of public market investment experience to the Company’s Board of Directors and has led and participated in many venture capital, private equity, and real estate investments.

•
Mr. Purvis currently serves as a Trustee for the Fort Worth Employees Retirement Fund.

•
Mr. Purvis is a Chartered Financial Analyst and earned both his B.A. and M.B.A. in Business Administration from the University of Missouri.

Reason for Nomination
We believe Mr. Purvis’s qualifications for serving on the Board of Directors includes his distinguished career as a portfolio manager in the public equity markets with a focus on small to mid-cap companies, experience in analyzing corporate strategy and investment decisions across multiple industries and his ability to add an additional layer of financial analytics to the Board’s deliberations.

14	2024 Proxy Statement

PROPOSAL 1 – ELECTION OF DIRECTORS
Summary of Director Nominees’ Experience, Qualifications, Attributes and Skills
Our Board of Directors, acting through the Nominating and Corporate Governance Committee, ensures the Company’s Board has diverse professional expertise, strong skills and qualifications. The Board believes that the collective combination of backgrounds, skills and experience levels of its nominees establishes a Board that is well equipped to exercise independent and robust oversight responsibilities for AZZ’s shareholders and to help guide the Company’s management team in achieving AZZ’s short- and long-term strategic objectives.
SUMMARY OF DIRECTOR EXPERIENCE, QUALIFICATIONS, ATTRIBUTES AND SKILLS	BERCE	FEEHAN	FERGUSON	GRANNUM	JACKSON	MCGOUGH	PURVIS
CEO/SENIOR EXECUTIVE LEADERSHIP EXPERIENCE
FINANCIAL EXPERTISE
MANUFACTURING AND DISTRIBUTION EXPERTISE
INTERNATIONAL EXPERIENCE
STRATEGIC PLANNING AND OVERSIGHT
CORPORATE GOVERNANCE
MERGERS AND ACQUISITIONS
DIGITAL TECHNOLOGY
RACE/ETHNICITY
AFRICAN AMERICAN
ASIAN/PACIFIC ISLANDER
WHITE/CAUCASIAN
HISPANIC/LATINO
NATIVE AMERICAN
GENDER
MALE
FEMALE

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PROPOSAL 1 – ELECTION OF DIRECTORS
HOW WE THINK ABOUT BOARD REFRESHMENT	Mandatory Retirement Age of 75	Three of our highly qualified Directors joined AZZ’s Board over the past three years.	For FY2024, the Average tenure of our Director Nominees is 11.5 years.

16	2024 Proxy Statement

MATTERS RELATING TO CORPORATE GOVERNANCE AND BOARD STRUCTURE
Corporate Governance
The Board of Directors believes that strong corporate governance is a prerequisite to the continued success of the Company. The Board of Directors has adopted formal, written Corporate Governance Guidelines designed to be in line with current best practices in corporate governance. Among other things, the guidelines contain standards for determining whether a director is independent, based upon the independence requirements of the New York Stock Exchange (the “NYSE”). The Nominating and Corporate Governance Committee is responsible for overseeing and reviewing the Company’s Corporate Governance Guidelines and Code of Conduct at least annually and recommending any proposed changes to the full Board of Directors for its approval. The Company’s Code of Conduct is applicable to all of our directors, officers and employees, to provide greater emphasis on evolving legal and regulatory requirements and best practices. The Corporate Governance Guidelines, Code of Conduct, Vendor Code of Business Conduct, Environmental Health and Safety Policy, Human Rights Policy and charters for the Audit, Compensation and Nominating and Corporate Governance Committees are available on the Company’s website at www.azz.com, under the heading “Investor Relations — Corporate Governance.”
YOU MAY ALSO OBTAIN A COPY OF THESE DOCUMENTS BY MAKING A REQUEST TO:	AZZ Inc. Investor Relations One Museum Place, Suite 500 3100 West 7th Street Fort Worth, TX 76107	Telephone: 817-810-0095 Fax: 817-336-5354 Email: info@azz.com
Environmental, Social and Governance (“ESG”) Oversight and Activities
AZZ is committed to growing its business in a sustainable and socially responsible manner. We have organized our sustainability efforts using a framework that focuses on environmental stewardship, social responsibility, corporate governance, and integrated our sustainability strategy and initiatives into our overall business strategy.

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MATTERS RELATING TO CORPORATE GOVERNANCE AND BOARD STRUCTURE
SUSTAINABILITY FRAMEWORK FOCUS AREAS
ENVIRONMENTAL STEWARDSHIP	SOCIAL RESPONSIBILITY	CORPORATE GOVERNANCE
We strive to provide high quality products and solutions to customers while maintaining compliance with environmental requirements and using raw materials in an environmentally conscious and sustainable manner.	We believe that investing in our people, our communities and our business sustainably will drive long-term value for AZZ and its shareholders.	The Nominating and Corporate Governance Committee provides Board-level oversight to the Sustainability Council and AZZ’s ESG policies and practices.
The Company formed a Sustainability Council in 2019 with members selected based on their knowledge of sustainability issues, their functional expertise and their ability to integrate sustainability into our operations and corporate culture. The Board’s Nominating and Corporate Governance Committee provides oversight of the Company’s ESG policies and sustainability practices. AZZ’s Chief Legal Officer and various members of the Sustainability Council updates the Nominating and Corporate Governance Committee on the progress of the Company’s sustainability efforts and the Sustainability Council’s recommendations to continue to advance the Company’s ESG initiatives.
FISCAL YEAR 2024 ESG HIGHLIGHTS
During fiscal year 2024, we made significant progress on a number of ESG initiatives.
Published our third corporate sustainability report, covering fiscal years 2021, 2022 and 2023.
Completed five Industrial Assessment Center (“IAC”) audits during FY2024 to identify several energy efficiency enhancement capital investment projects that should result in future energy costs savings.

Achieved our FY2024 ESG target to begin to report hazardous waste and quantity of recycled products and byproducts
AZZ was named as One of America’s Most Responsible Companies in 2024 by Newsweek; the second consecutive year.	In FY2024, AZZ developed methodologies for AZZ’s business segments to identify and begin to track our green sales into the low carbon economy markets.
With executive-level sponsorship and Board oversight of the program, sustainability has top-down support and is a company-wide priority. As part of our commitment towards good corporate citizenship, we have adopted a Vendor Code of Business Conduct, Environmental Health and Safety Policy and a Human Rights Policy, all of which are available online, in all languages we conduct business, at www.azz.com/ESG.

18	2024 Proxy Statement

MATTERS RELATING TO CORPORATE GOVERNANCE AND BOARD STRUCTURE
ESG Oversight Structure
We remain dedicated to advancing ESG as a strategic priority across our organization while we stay focused on driving growth, enhancing shareholder value, reducing our impact on the environment and continuing to invest in our employees and the communities in which we live and work.
OUR FOCUS CONTINUES TO BE TO ENHANCE OUR ESG PERFORMANCE BY:
developing and setting targets for AZZ’s material ESG topics;	enhancing strategies for performance efficiency improvements; and	evaluating our clean technology investment opportunities that are consistent with our corporate strategy.
Our efforts this past fiscal year have focused on evaluating alternative opportunities to improve our energy consumption, and carbon emissions to increase workplace safety, and our diversity, equity and inclusion efforts.
We believe that investing in our people and operating our business safely and sustainably will drive long-term value for AZZ and its shareholders. We are committed to continuously improving our sustainability policies and practices.

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MATTERS RELATING TO CORPORATE GOVERNANCE AND BOARD STRUCTURE
WE STRIVE TO:
improve the efficiency of our operations;	focus on increasing energy and natural resource efficiency;	lower greenhouse gas emissions;	reduce water consumption; and	provide sustainable, unmatched metal coating solutions that enhance the longevity and appearance of buildings, products and infrastructure that are essential to everyday life.
Our Culture
At AZZ, our culture is defined by our corporate values of Trust, Respect, Accountability, Integrity, Teamwork and Sustainability (TRAITS). We value our employees by continuously investing in their training and development, including offering a healthy work-life balance, providing competitive compensation and benefit packages, encouraging a team-oriented and collaborative environment, and open communication amongst our employees. We strive to build, maintain and create a work environment that attracts and retains employees who are high contributors, have outstanding skills, are engaged in our corporate culture and communities and who embody our mission. AZZ’s mission is to create superior value in a culture where people can grow both professionally and personally and where TRAITS. matter.
Attracting, developing and retaining the best talent in our industry is crucial to all aspects of AZZ’s long-term strategy and continued success. We recognize that a highly engaged workforce directly contributes to our efforts to improve AZZ’s sustainability performance, and we believe employees are inspired to go the extra mile if they personally identify with and are aligned with their organization’s business.

Trust	We conduct ourselves with honesty, openness and in a manner that is predictable and builds trust.
Respect	We treat each other as we want to be treated (the golden rule). When appropriate, we disagree, with respect, without being disagreeable.
Accountability	We take responsibility for our actions and ownership of the results. We do what we commit to, both individually, and as a team.
Integrity	We are honest, trustworthy and respectful to each other and ethical in all our business activities.
Teamwork	We value collaboration at all levels. We believe that working as a team is more impactful and efficient than working alone.
Sustainability	AZZ employees must always work safely and fully abide by our safety, health and environmental policies while looking out for our co-workers.

20	2024 Proxy Statement

MATTERS RELATING TO CORPORATE GOVERNANCE AND BOARD STRUCTURE
Diversity and Inclusion
We embrace the diversity of our employees, customers, vendors, suppliers, stakeholders and consumers, including their unique backgrounds, experiences, creative solutions, skills and individual talents. Everyone is valued and appreciated for their distinct contributions to the continued growth and sustainability of our business.
Equal opportunity employment is a fundamental principle of our Company, where employment and applications for employment are evaluated based upon an applicant’s capabilities and qualifications without discrimination based on actual or perceived race, color, religion, sex, age, national origin, disability, genetic information, marital status, veteran status, sexual orientation, or any other protected characteristic as established by applicable local, state, federal law or international laws. Equal opportunity and inclusion are incorporated into all of AZZ’s policies and procedures relating to recruitment, hiring, retention, promotions, compensation, benefits, discipline, termination and all of AZZ’s other terms and conditions of employment. We seek to continuously improve our hiring, development, advancement and retention of a diverse talent pool and increase our overall diversity representation.
Percentage of Employees by Gender for Fiscal Year 2024
U.S. EMPLOYEES		CANADIAN EMPLOYEES
Women	Men	Women	Men
15.0%	85.0%	14.3%	85.7%
Percentage of Employees by Age for Fiscal Year 2024
Under 20	20 – 30	31 – 40	41 – 50	51 – 60	>61
1.5%	19.7%	24.5%	22.8%	21.9%	9.6%
Employee Compensation and Benefits
We are committed to paying our employees fair compensation that is commensurate with their experience, performance, job responsibilities and is competitive in the markets in which they work. We conduct regular surveys of the market rates for job positions to ensure that our compensation is competitive. We offer annual merit-based increases, as well as annual short- and long-term incentive packages that are aligned with the Company’s key business objectives and are intended to motivate and reward high performance results that align with superior shareholder value creation.
We believe our employees are critical to the continued success of our business and we structure our benefits package to attract and retain a highly talented and engaged workforce. We are continuously evaluating our programs to adapt to our employees’ and their families needs, market trends, and to provide comprehensive health, wellness and quality of life coverage. Our programs vary by location, but most include the following benefits:

21

MATTERS RELATING TO CORPORATE GOVERNANCE AND BOARD STRUCTURE
EMPLOYEE COMPENSATION AND BENEFITS
HEALTH	FINANCIAL	WORK/LIFE

•
Medical, Dental and Vision

•
Medical Insurance Premium Reduction

•
Health Screenings

•
Prescription Drug Coverage

•
24/7/365 Virtual and Telehealth Services

•
Annual Free Flu Immunizations and Bio Screenings

•
Employee Assistance Program

•
Competitive Base Salaries

•
Hourly Overtime and Shift Differential Pay

•
Annual Cash Incentive Program

•
Employee Stock Purchase Plan

•
401(k) Match

•
Pre-tax Contributions to Eligible Savings Accounts

•
Tuition Reimbursement

•
Company/Voluntary Life Insurance

•
Paid Time Off and Holiday Pay and Flexible Work Arrangements

•
Accidental Death & Dismemberment

•
Paid Short-Term and Long-Term Disability

•
Paid Sick and Safe Leave

•
Family Emergency Leave

•
Military Leave

•
Marketplace Chaplains

Growth and Development
We invest in and provide ongoing development and continuous learning opportunities for all AZZ employees. AZZ supports enterprise-wide training and talent development by offering a variety of instructor-led and self-paced learning programs ranging in audience from individual contributors to supervisors and executive leadership. We also provide a variety of resources to help our employees grow professionally and personally and build new skills, including: (i) online development courses containing unlimited access to more than 4,500 learning modules; (ii) continuing education credits; and (iii) in-person conferences, seminars, as well as subject matter videos and webinars. AZZ also provides tuition reimbursement for employees enrolled in higher education programs directed at improving their performance or helping them prepare for future leadership roles within the Company. We also emphasize individual development training as part of our annual performance goal setting process.
Annually, all employees have the opportunity and are encouraged to provide feedback on their employee experience through an anonymous and confidential employee survey. The feedback received through this survey is used to drive actions to improve the overall experience for employees across the Company, as well as to support continuous improvement in leader effectiveness and to enhance our corporate culture.

22	2024 Proxy Statement

MATTERS RELATING TO CORPORATE GOVERNANCE AND BOARD STRUCTURE

Online Courses and Learning Modules
Continuing Education Credits
In-Person Seminars, Videos and Webinars
Tuition Assistance
Annual Goal Setting
Employee Surveys
Growth and Development

Health and Safety
Core to our corporate values and TRAITS by which we conduct our business, AZZ emphasizes safeguarding our people and fostering a culture of safety awareness that promotes the wellbeing of our employees, contractors and business partners. We maintain a safety culture grounded on the premise of eliminating workplace incidents, risks and hazards, while operating and delivering our work responsibly and sustainably. AZZ has created and implemented health and safety training and audit processes as well as incident learning communications to help mitigate safety events and to reduce the frequency and severity of accidents in the future. AZZ has safety teams and has a formal mentor training program that includes a diverse group of management and hourly employees that contribute to the overall safety culture of our facilities.
The Company reviews and monitors safety performance closely. Our ultimate goal is to achieve zero serious injuries through continued investments in, and focus on, core safety programs and injury reduction initiatives. The Company utilizes a mixture of leading and lagging indicators to assess the health and safety performance of our operations. Lagging indicators include the Occupational Safety & Health Administration: (i) Total Recordable Incident Rate (“TRIR”); (ii) Lost Time (or Lost Workday) Incident Rate (“LTIR”) based upon the number of incidents per 100 employees (or per 200,000 work hours); and (iii) Days Away, Restricted or Transferred Rate (“DART”). Leading indicators include reporting of all near miss events, as well as environmental, health and safety coaching and engagement. In fiscal year 2024, AZZ had another year of zero work related employee fatalities at 61 locations throughout the United States and Canada.
Environmental Stewardship
AZZ is committed to managing our business in a sustainable manner which includes prioritizing health and safety for our employees as well as conducting our operations in an environmentally responsible manner. Our Board of Directors and management continue to oversee our environment, health and safety (“EHS”) practices and support the further development of our ESG strategy as we progress our sustainability goals and initiatives.

23

MATTERS RELATING TO CORPORATE GOVERNANCE AND BOARD STRUCTURE

ENVIRONMENTAL, HEALTH AND SAFETY GOALS
Meet or exceed all applicable EHS regulations and company standards and continuously monitor and document our progress.
Continuously improve on our environmental performance by monitoring our progress against stated EHS and sustainability targets to promote energy efficiency and to conduct our business in an environmentally responsible manner.

Train and equip our employees to identify and mitigate hazards associated with performing their job functions.	Reduce our carbon footprint by minimizing emissions, energy and water usage and recycling materials where possible.
Closely monitor our chemical consumption and waste generation in order to efficiently utilize raw materials and minimize non-product waste outputs.	Focus on sourcing environmental solutions that will decrease AZZ’s environmental impact.

Contribute to the development and administration of technically and economically sound environmental standards and compliance procedures through seeking input from professional trade groups, regulatory agencies, citizens’ organizations, subject matter experts and our stakeholders.
Regularly communicate our EHS and sustainability progress and targets to our stakeholders.
Named in Newsweek’s list of America’s Most Responsible Companies in 2023 and 2024

AZZ Inc. was named in Newsweek’s list of America’s Most Responsible Companies in 2023 and 2024. This prestigious award is presented by Newsweek and Statista Inc., based upon publicly available key performance indicators derived from ESG reports and independent corporate reputation surveys about U.S. Citizens’ perception of company activities related to corporate social responsibility.

AZZ Cares Foundation

Caring is part of AZZ’s culture. AZZ established the AZZ Cares Foundation in 2018, a 501(c)(3) non-profit organization dedicated to providing charitable support and assistance to AZZ employees and their families when they have been impacted by an emergency, disaster, or personal hardship. The Foundation also provides charitable financial support to other non-profits located in the communities in which AZZ employees live and work. More information on the AZZ Cares Foundation may be found at www.azzcaresfoundation.org.

24	2024 Proxy Statement

MATTERS RELATING TO CORPORATE GOVERNANCE AND BOARD STRUCTURE
Community Involvement
Our commitment to supporting people extends beyond just our employees. Many of our employees are connected and involved in the numerous communities where we operate. AZZ and its employees donate money, time, skills and resources to support many non-profit organizations and charitable programs in the communities in which we live and work, including youth development programs, university research endowments, internships, local food pantries and several other charitable organizations.

AZZ believes in investing in the next generation of industry professionals. This commitment led AZZ to establish two fellowships in the Department of Materials Science and Engineering at Texas A&M University. The AZZ Faculty Fellowship in Materials Science and Engineering and the AZZ Graduate Fellowship in Materials Science and Engineering provide funds to support faculty and students in these departments.

Since 1980, Make-A-Wish has granted hundreds of thousands of one-of-a-kind wish experiences worldwide. Last year, Make-A-Wish of North Texas granted 630 wishes with the help of volunteers, donors and the community. AZZ contributes to Make-A-Wish of North Texas’s two major fundraisers — Wranglers and Wishes and Wish Upon a Par. For the past several years, in addition to being a wish grantor, AZZ’s Senior Vice President of Marketing, Communications and Investor Relations has served as a Council Member on the Southwest Regional Council of Make-A-Wish for over a decade.

Ronald McDonald House of Fort Worth is a local charitable organization that provides a home away from home for families of critically ill children that are admitted into one of the local hospitals in Fort Worth. The Ronald McDonald House co-located with the Cook Children’s Hospital in Fort Worth frequently hosts families of hospitalized children for meals and a gathering place when not at the hospital with their child. Additionally, the Ronald McDonald House has two major fundraisers every year — Roadhouse and Wild Game Dinner — for which AZZ is a contributor.

The AZZ Care Team (ACT) is a network of site-formed teams of servant leaders who discern the personal, professional and spiritual needs of their co-workers, their families and communities, and channel support to meet those needs when possible and appropriate. The purpose of ACT is to demonstrate unconditional care to every employee to foster a culture in which people have an opportunity to grow spiritually, personally and professionally.

TARRANT AREA FOOD BANK (TAFB): Communities where everyone has access to the food they need. Through TAFB’s network of over 500 partner agencies, TAFB provides access to over one million nutritious meals weekly to children and adults facing hunger. TAFB’s work resulted in access to more than 47 million nutritious meals in their fiscal year 2023. The AZZ Care Team in Fort Worth supported these efforts with its TAFB Food Drive Challenge at AZZ’s corporate office during fiscal year 2024.

25

MATTERS RELATING TO CORPORATE GOVERNANCE AND BOARD STRUCTURE
Our Shareholder Engagement Program
BOARD-DRIVEN ENGAGEMENT

Our Board of Directors oversees the shareholder engagement process and regularly reviews and assesses shareholders’ input. Our Compensation Committee receives regular reports on shareholders’ input on compensation. Both our Chair of the Board and our executive management team play a central role in our Board of Directors’ shareholder engagement efforts. Our other directors may also participate in meetings with shareholders.

COMMITMENT CODIFIED IN GOVERNING DOCUMENTS

Our Corporate Governance Guidelines and our Nominating and Corporate Governance Committee’s charter codify our Board of Directors’ oversight of shareholder engagement; they reflect our Board’s understanding of the critical role shareholder engagement has on our governance.

PROCESS OVERVIEW
Our Chair of the Board and members of our executive management team regularly engage with shareholders on a variety of topics and carefully consider the feedback we receive to take action when appropriate.
We have increased our shareholder engagement communications, enhanced the Company’s strategic content and built stronger relationships with the investor community through our Senior Vice President of Marketing, Communications and Investor Relations.
The feedback we receive from our shareholder engagement meetings provides our Board and executive management team with insights into the scope of topics important to our shareholders.
KEY ENGAGEMENT TOPICS DISCUSSED WITH SHAREHOLDERS
Board Composition, Refreshment and Diversity
Board Oversight of Corporate Strategy and Risk Management
Human Capital Management
ESG Disclosure and Reporting
Environmental and Social Matters
Shareholder Engagement and Activism

YEAR-ROUND ENGAGEMENT AND BOARD REPORTING

Our Investor Relations team conducts regular, year-round outreach to shareholders through in-person meetings, video conferences and by phone to obtain their feedback on our short- and long-term strategies and how our strategic initiatives lineup with macro and micro economic trends in the markets that we sell into and service. Our Investor Relations team provides periodic Company updates throughout the year to our institutional shareholders, driving awareness of our significant corporate initiatives, corporate governance, environmental and social matters and any applicable changes in our Board or executive management team.

TRANSPARENT AND INFORMED GOVERNANCE ENHANCEMENTS

Our Nominating and Corporate Governance Committee routinely reviews and provides feedback on our governance practices and policies, including our shareholder engagement practices. Shareholders’ feedback is regularly shared with our Board of Directors, its committees and management. In addition to shareholders’ sentiments, our Board of Directors considers trends in governance practices and regularly reviews the voting results of our shareholders’ meetings, the governance practices of our peers and current trends in governance.

26	2024 Proxy Statement

MATTERS RELATING TO CORPORATE GOVERNANCE AND BOARD STRUCTURE
By the Numbers: Depth of Shareholder Engagement during Fiscal Year 2024

We regularly contact our Top 10 shareholders to discuss updates about the company
Our Top 10 institutional shareholders represent 56% of our shares outstanding
269 shareholders represent 89% of our total institutional ownership
In addition, we met with 198 current and prospective shareholders
We attended 15 shareholder engagement conferences during the year

Also, during fiscal year 2024:
•
we met with and participated in various evaluations, ratings and ranking surveys, such as the S&P Global, Sustainalytics, Institutional Shareholder Services, Inc. (“ISS”) and MSCI Inc.; and

•
the Company increased the number of sell-side analysts that provide coverage by 66%, which positively impacts shareholder awareness.

What we Learned from our Meetings with Shareholders
Our engagement initiatives have covered a wide range of important governance topics, operations, and strategic initiatives providing valuable insights and feedback regarding the following areas of investor focus:
ENGAGEMENT TOPICS
Continuous focus on board refreshment and diversity	Board oversight of ongoing strategic initiatives and enterprise risk management
Sustainability, corporate responsibility and AZZ’s ESG commitments	Human capital management
Financial performance and deleveraging	Shareholder engagement

27

MATTERS RELATING TO CORPORATE GOVERNANCE AND BOARD STRUCTURE
Demonstrated Track Record of Responsiveness to Shareholders and Other Stakeholders
Our Board of Directors evaluates and reviews input from our shareholders in considering their independent oversight and the Company’s strategic objectives. As part of our commitment to robust engagement with our shareholders and other stakeholders, we evaluate and respond to the views voiced by our shareholders. Our continuing dialogue has led to enhancements in corporate governance, progressing our ESG initiatives and ensuring our executive compensation practices are directly aligned with our shareholders interest, which our Board of Directors believes are all in the best interest of the Company and its shareholders.
New Director Orientation
The Nominating and Corporate Governance Committee is responsible for overseeing the Company’s new director orientation program. New directors participate in an orientation program that assists new directors in becoming knowledgeable about the Company and its markets, our corporate governance policies and procedures and effectively integrating the new director into our standard Board practices. The Company’s Chief Legal Officer and Secretary is responsible for administering the program and reporting to the Nominating and Corporate Governance Committee the status of the orientation process with respect to each new director. Orientation includes a visit to the Company’s corporate headquarters for a personal comprehensive briefing by senior management on AZZ’s strategic plans; significant financial and accounting matters, enterprise risk management; compensation policies and practices, as well as an overview of the Company’s key policies and various responsibilities of the Board and its Committees.
Continuing Director Education
AZZ encourages continuing director education for its Board members to keep current on relevant macro and micro economic trends in business, corporate governance best practices and various issues pertaining to AZZ’s markets and the industries in which it participates. The Company provides continuing director education through individual speakers who make relevant presentations in connection with in-person Board meetings. The Company’s Chief Legal Officer and Secretary monitors pertinent developments in director education and periodically updates the Board regarding regulatory compliance, government relations and Board governance topics. Board members may also attend outside director continuing education programs at the Company’s expense to assist them in keeping pace with developments in corporate governance and other critical issues relating to the operations of a public company board.
Directors’ Attendance at Board and Committee Meetings and at the Annual Meeting of Shareholders
Our Board of Directors met 5 times during fiscal year 2024. Although not required, all directors are encouraged to attend, and typically have attended, our annual meeting of shareholders. All of our directors serving at the time of the 2023 Annual Meeting of Shareholders attended such meeting.

Each director who was a member of the Board in fiscal year 2024 attended more than 75% of the regularly scheduled and special Board and Board committee meetings on which he or she served that were held during the fiscal year.

Board Committees
The Board of Directors has established three standing Board committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Each committee is governed by a charter that is reviewed annually and revised as deemed necessary and in line with best corporate governance practices. A copy of each charter is available on the Company’s website at www.azz.com under the heading “Investors”. Mr. Ferguson, the Company’s President, Chief Executive Officer and a Board member, does not serve on any Board committees. Information about each of the Board committees, including membership for the fiscal year ended February 29, 2024, is set forth below.

28	2024 Proxy Statement

MATTERS RELATING TO CORPORATE GOVERNANCE AND BOARD STRUCTURE
AUDIT COMMITTEE
Daniel E. Berce* (Chair)
Members as of FY2024:
•
Paul Eisman

•
Clive A. Grannum

•
David M. Kaden

•
Venita McCellon-Allen

•
Steven R. Purvis*

Independent Members: 6
*Financial Experts: 2
Number of Meetings in FY2024: 5

Key Audit Committee Responsibilities
•
Oversees the Company’s accounting, auditing, financial reporting, systems of internal controls regarding finance and accounting and corporate finance strategy;

•
Directly responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm;

•
Pre-approves all auditing services and permitted non-audit services to be performed for the Company by its independent auditor;

•
Reviews and discusses with management (i) the guidelines and policies that govern the processes by which the Company assesses and manages its exposure to risk; and (ii) the Company’s major financial and other risk exposures including cybersecurity risk, and the steps management has taken to monitor and control such exposures;

•
Meets regularly in executive session with the Company’s management, internal and independent auditors; and

•
Reviews and approves any proposed related-party transactions consistent with the Company’s policy regarding such transactions and reports any findings to the full Board.

Independence / Qualifications
•
All Committee members are independent under the NYSE listing standards and the independence requirements applicable to Audit Committee members under SEC rules.

•
All Committee members are financially literate in accordance with NYSE listing standards and two members qualify as Audit Committee financial experts under SEC rules.

COMPENSATION COMMITTEE
Ed McGough (Chair)
Members as of FY2024:
•
Daniel E. Berce

•
Daniel R. Feehan

•
Clive A. Grannum

•
Carol R. Jackson

•
Venita McCellon-Allen

Independent Members: 6
Number of Meetings in FY2024: 5

Key Compensation Committee Responsibilities
•
Establishes, oversees and adjusts the Company’s incentive-based compensation plans, sets compensation for our CEO and approves compensation for the other executive officers;

•
Reviews and discusses with management the Compensation Discussion & Analysis to be included in the Company’s annual report and proxy statement;

•
Reviews and approves employment agreements, severance agreements or other significant matters relating to the Company’s CEO and other executive officers, including the annual performance review of the CEO;

•
Assists the Board in its oversight of the development, implementation and effectiveness of our policies and strategies relating to our human capital management function, (including: recruiting; retention; career development; management succession; and diversity and employment practices);

•
Reviews with management and recommends to the Board changes in the Company’s compensation structure and programs and its competitiveness as an employer; and

•
Administers the Company’s Compensation Recovery Policy allowing AZZ to recoup incentive-based compensation paid to applicable officers and employees in the event of a financial restatement or misconduct.

Independence / Qualifications
•
All Committee members are independent under the NYSE listing standards and the independence requirements applicable to Compensation Committee members under NYSE rules and the heightened independence requirements under SEC rules and qualify as “non-employee directors” under SEC Rule 16b-3 of the Securities Exchange Act, as amended (the “Exchange Act”).

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MATTERS RELATING TO CORPORATE GOVERNANCE AND BOARD STRUCTURE
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE(1)
Carol R. Jackson (Chair) Members as of FY2024: • Daniel R. Feehan • Paul Eisman • Ed McGough • Steven R. Purvis Independent Members: 5 Number of Meetings in FY2024: 4
Key Nominating and Corporate Governance Committee Responsibilities
•
Identifies potential individuals qualified to become members of the Board consistent with criteria approved by the Board;

•
Recommends director candidates to the Board for election at the annual meetings of shareholders or to fill vacancies pursuant to the Company’s Bylaws;

•
Recommends director nominees to the Board for each Board committee and the chair of the Board;

•
Responsible for establishing and overseeing AZZ’s Corporate Governance Guidelines, Code of Conduct and the director nomination process;

•
Provides oversight of AZZ’s ESG policies and sustainability practices that are of significance to the Company and its shareholders;

•
Regularly reviews and makes recommendations to the Board regarding director compensation; and

•
Leads an annual process for evaluating the performance of the Board as a whole and each of the Board committees and reports its findings and recommendations to the Board.

Independence / Qualifications
•
All Committee members are independent under the NYSE listing standards.

Director Nomination Process
The Board is responsible for recommending director candidates for election by the Company’s shareholders and for electing directors to fill vacancies or newly created directorships. The Board has delegated the screening and evaluation process for director candidates to the Nominating and Corporate Governance Committee who identifies, evaluates and recruits highly qualified director candidates and recommends them to the Board.
Director Independence
It is our policy that the Board of Directors will at all times consist of a majority of independent directors. AZZ recognizes the importance of having an independent Board of Directors that is accountable to both AZZ and its shareholders. In addition, all members of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee must be independent. To be considered independent, a director must satisfy the independence requirements established by the NYSE and the SEC. The Board of Directors will consider and apply all facts and circumstances relating to each director in determining independence. The Board of Directors has determined that all of the current members of the Board of Directors, including those who are also nominees for director at the 2024 Annual Meeting of Shareholders, have no material relationship with the Company and are independent within the meaning of the Company’s Corporate Governance Guidelines and Section 303A.02 of the NYSE Listed Company Manual, except for Thomas E. Ferguson. Mr. Ferguson is employed as the Company’s President and Chief Executive Officer (“CEO”). The Board of Directors also previously determined that Mr. Kaden was independent.

30	2024 Proxy Statement

MATTERS RELATING TO CORPORATE GOVERNANCE AND BOARD STRUCTURE
Board Member Qualification Criteria
The Nominating and Corporate Governance Committee seeks director nominees with diverse skills and experience needed to properly oversee the interests of the Company. The committee members carefully evaluate each perspective candidate to ensure that he or she possesses the experience, qualifications, attributes and skills considered by the Nominating and Corporate Governance Committee necessary to serve as an engaged and effective Board member (the “Board Member Qualification Criteria”). In evaluating Board member nominees, the crucial qualities considered by the committee include, among other things:
•
practical wisdom and mature judgment;

•
personal and professional demonstration of ethics, integrity and professionalism;

•
willingness to represent the best interests of the Company’s shareholders and objectively appraise management’s performance;

•
having the requisite time and availability to attend and contribute to the Board and Board Committee meetings; and

•
diversity of race, ethnicity, gender, age, cultural background and expertise.

The Nominating and Corporate Governance Committee also believes that the Board of Directors should be composed of individuals who have achieved a high level of distinction in their business career and who possess one or more of the following specific qualities or skills:
•
Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, or other executive level experience;

•
financial and accounting expertise;

•
experience in mergers and acquisitions, including integration of acquisition targets;

•
corporate governance expertise;

•
relevant industry knowledge of AZZ’s metal coating businesses and the markets it serves; and

•
strategic planning and growth initiatives, capital markets; and/or

•
Board oversight expertise.

The Nominating and Corporate Governance Committee does not have a formal policy regarding the consideration of diversity in identifying director nominees, though diversity is always considered, among many other factors, with a view that all types of diversity will benefit and contribute to a highly functional Board of Directors. When identifying and recommending director nominees, the Nominating and Corporate Governance Committee views diversity expansively to include, without limitation, race, gender, national origin, differences of viewpoint, professional experience, education, specialized skills such as broad exposure to capital markets or other qualities or attributes such as strategic business transformation expertise that when combined all collectively contribute to the Board’s effectiveness. The Nominating and Corporate Governance Committee believes that including diversity as one of the many factors considered in selecting potential director nominees is consistent with its goal of creating a diverse Board of Directors that best serves the needs of the Company and the interests of its shareholders.
Internal Process for Identifying Candidates
Members of the Nominating and Corporate Governance Committee or other AZZ directors or executive officers may, from time to time, identify potential candidates for nomination to our Board of Directors. All proposed nominees, including candidates recommended for nomination by shareholders in accordance with the procedures described below, will be evaluated considering the Board Member Qualification Criteria and the projected needs of the Board of Directors at the time candidates are considered for nomination. The Nominating and Corporate Governance Committee may also retain a search firm to assist in identifying potential candidates for nomination to the Board of Directors. The search firm’s responsibilities would include identifying and evaluating several candidates believed to possess the qualities and characteristics set forth in the Board Member Qualification Criteria, providing background information on potential nominees and interviewing and screening nominees if requested to do so by the Nominating and Corporate Governance Committee.
Board Composition and Ongoing Refreshment
In recent years, the Board of Directors has focused on director refreshment with a view towards adding diversity of ethnicity and gender skills and strategic transformation experience necessary to provide appropriate oversight and guidance with respect to AZZ’s long-term strategy to become a predominately metal coatings company. The Board understands the importance of Board refreshment, and strives to maintain an appropriate balance of tenure, turnover, diversity and skills on the Board. The Board also believes that new perspectives and

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MATTERS RELATING TO CORPORATE GOVERNANCE AND BOARD STRUCTURE
ideas are critical to a forward looking and strategic Board, but must be appropriately balanced with the valuable experience and continuity that longer serving directors provide. Ensuring the Board is composed of directors who bring diverse viewpoints and perspectives, exhibit a variety of skills, professional experience and backgrounds, and effectively represent the long-term interests of our shareholders, will continue to be a top priority.
The Board of Directors is committed to a continuous Board refreshment process including the following goals:
•
add directors with significant industrial manufacturing or metal coatings expertise;

•
consider recruiting directors with ESG, cybersecurity or chief innovation experience;

•
continue to add diversity and strength to the Board through race, gender, age, national origin, education, differences in professional exposure and experience; and

•
to gradually add members to the Board over the next several years, to further reduce the average age and tenure of the Board members while maintaining Board functionality and stability over time.

The Company’s Corporate Governance Guidelines require that a non-employee director having attained the age of 75 during his or her term, to retire at the end of that term. The Board of Directors does, however, have the discretion to waive this requirement if individual circumstances indicate that a waiver would be in the best interests of the Company, at the time of such retirement.
Shareholder Recommendations for Directors
The Nominating and Corporate Governance Committee will consider candidates recommended by shareholders for election to our Board of Directors. A shareholder who wishes to recommend a candidate for evaluation by the Nominating and Corporate Governance Committee should forward the candidate’s name, business or residence address, principal occupation or employment and a description of the candidate’s qualifications to the Chair of the Nominating and Corporate Governance Committee, in care of the Corporate Secretary, AZZ Inc., One Museum Place, 3100 West 7th Street, Suite 500, Fort Worth, Texas 76107. In addition, the Corporate Secretary must receive the request for consideration and all required information no later than 5:00 p.m., local time, on January 28, 2025. Proposals should be sent via registered, certified or express mail. The Corporate Secretary will send properly submitted shareholder recommendations to the Chair of the Nominating and Corporate Governance Committee.
In order for a candidate proposed by a shareholder to be considered by the Nominating and Corporate Governance Committee for inclusion as a Board nominee at the 2025 Annual Meeting of Shareholders, the candidate must meet the Board Member Qualification Criteria described above and must be expressly interested and willing to serve as an AZZ director. Individuals recommended to the Nominating and Corporate Governance Committee by shareholders in accordance with the procedures described above will be evaluated by the Nominating and Corporate Governance Committee in the same manner as individuals who are recommended through other means.
Shareholder Nominations of Directors
Article III, Section 3.08 of our Bylaws also permits a shareholder to propose a candidate at an Annual Meeting who is not otherwise nominated by the Board of Directors if the shareholder complies with the advance notice, procedural, information and consent provisions and related disclosure and representations requirements contained in the Bylaws as well as any other applicable legal requirements including, but not limited to, the SEC’s rules and regulations. To comply with the notice provisions of the Bylaws, including any notice of solicitation of proxies intended to be submitted in accordance with the requirements of Rule 14a-19 of the Exchange Act, a shareholder who wishes to nominate a director at the 2025 Annual Meeting of Shareholders must provide AZZ written notice meeting the requirements set forth in the Bylaws, and the requirements of Rule 14a-19 of the Exchange Act if applicable, to the attention of the Company’s Corporate Secretary by mail to AZZ Inc., One Museum Place, 3100 West 7th Street, Suite 500, Fort Worth, Texas 76107 no earlier than March 10, 2025 and no later than April 9, 2025.
Requirements for Shareholder Proposals to Be Considered for Inclusion in the Company’s Proxy Materials or Presented at the 2025 Annual Meeting of Shareholders
Proposals that a shareholder intends to present at the 2025 Annual Meeting of Shareholders and wishes to be considered for inclusion in the Company’s Proxy Statement relating to the 2025 Annual Meeting of Shareholders must be received no later than January 28, 2025. All proposals must comply with Rule 14a-8 under the Exchange Act, which lists the requirements for the inclusion of shareholder proposals in company sponsored proxy materials. Shareholder proposals must be delivered to the Company’s Corporate Secretary by mail at AZZ Inc., One Museum Place, 3100 West 7th Street, Suite 500, Fort Worth, Texas 76107.

32	2024 Proxy Statement

MATTERS RELATING TO CORPORATE GOVERNANCE AND BOARD STRUCTURE
Additionally, Article II, Section 2.08 provides that notice of any proposal that a shareholder intends to present at the 2025 Annual Meeting of Shareholders, but does not intend to have included in the Company’s Proxy Statement for the 2025 Annual Meeting of Shareholders, must be delivered to the Company’s Corporate Secretary by mail at AZZ Inc., One Museum Place, 3100 West 7th Street, Suite 500, Fort Worth, Texas 76107, not earlier than the close of business on March 10, 2025 and not later than the close of business on April 9, 2025. The notice must be submitted by a shareholder of record and must set forth all of the information that is required by the Company’s Bylaws. If you are a beneficial owner of shares held in street name, you can contact the organization that holds your shares for information regarding how to register your shares directly in your name as a shareholder of record.
Strategic Planning
The Board has oversight responsibility for management’s establishment and execution of corporate strategy and meets with the executive officers to discuss and approve the Company’s short- and long-term strategic plans, financial goals, capital spending projects and other factors critical to the Company’s successful performance. The Company’s executive officers provide quarterly reports to the Board on the progress of its strategic initiatives. During Board meetings, directors review: key financial performance metrics; market indicators; the status of legal matters, various capital deployment options, the construction of its greenfield facility in Washington, MO, and various acquisition opportunities. The CEO communicates regularly with the Board on important business issues, opportunities and developments.
Capital Allocation
Our capital allocation approach is based on the following priorities to increase returns to shareholders:
HIGH ROIC INVESTMENTS
We focus on organic growth, strategic customer partnerships, and productivity.
ACQUISITIONS
We continue to prioritize opportunistic, highly accretive bolt-on acquisitions.
REDUCE LEVERAGE
We target a net leverage ratio of between 2.5 to 3.0x.
RETURN CAPITAL
We are committed to sustaining dividends.

Meetings of Independent Directors without Management Present
To empower our independent directors to provide effective oversight of management, our independent directors meet at regularly scheduled executive sessions without members of AZZ’s management team present. The independent directors met without management present five times during the last fiscal year. Executive sessions ordinarily are held in conjunction with quarterly scheduled Board meetings. Mr. Feehan, as our independent Chair of the Board of Directors, presides over these executive sessions.
Board Leadership Structure
The Board of Directors has flexibility under its governance guidelines to select an appropriate leadership structure, which is reviewed annually by the Nominating and Corporate Governance Committee. The Board of Directors believes that it is preferable for one of its independent, non-employee members to serve as Chair because it places an independent director in a position of leadership on the Board which it believes adds value to AZZ’s shareholders by facilitating a more efficient exercise of the Board’s fiduciary duties. We believe the separation of the Chair of the Board and the Chief Executive Officer positions allows the non-employee Chair of the Board to provide support and advice to the Chief Executive Officer, reinforces accountability and the reporting relationship of the Chief Executive Officer to the Board. The Board of Directors further believes this structure is appropriate given that the Chief Executive Officer has the day-to-day responsibility to operate the Company and the Chair of the Board has the responsibility to lead and coordinate the functions of the Board of Directors. The non-employee directors appoint the non-management Chair of the Board of Directors. The duties of the Chair of the Board are to:
•
Preside over all meetings of the Board;

•
Preside over executive sessions or other meetings of the non-employee directors;

•
Recommend the retention of any consultants, legal, financial or other professional advisors who are necessary or required to fulfil the Board’s fiduciary duties and obligations and such advisors shall report directly to the Board of Directors;

•
Consult with management and Board members as to the agenda items for Board and Board committee meetings;

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MATTERS RELATING TO CORPORATE GOVERNANCE AND BOARD STRUCTURE
•
Coordinate with Board committee chairs in the development of and recommendations regarding Board committee meeting topics and agendas;

•
Advise the CEO of decisions reached, and suggestions made during the executive sessions of the non-management directors;

•
Facilitate communication between the directors and the Chief Executive Officer;

•
Preside over annual shareholders meetings and calling special meetings of shareholders; and

•
Be available for consultation and direct communication with shareholders.

The Board of Directors believes its leadership structure not only provides for strong independent leadership, but also is in the best interests of the Company’s shareholders given that it effectively positions the Chief Executive Officer as the Company’s leader and permits the Chief Executive Officer to focus his attention on the daily management of the Company’s business operations. The Board of Directors understands that its current approach to leadership structure of the Company may evolve over time, as circumstances may change. Consequently, the Board of Directors annually re-examines its corporate governance policies and leadership structure to ensure that it continues to meet the Company’s needs and strategic objectives.
The Board of Directors believes that AZZ’s Bylaws and Corporate Governance Guidelines help ensure that effective and independent directors will continue to provide oversight of the Company’s commitment to best practices in corporate governance. Under AZZ’s Bylaws and Corporate Governance Guidelines, the Board maintains the following long-standing practices, in addition to those described above:
DIRECTORS STAND FOR ELECTION ANNUALLY BY MAJORITY VOTE
Pursuant to AZZ’s Bylaws, all members of its Board of Directors are elected annually. Our Bylaws require that we use a majority voting standard for director elections.
OUR NON-EMPLOYEE DIRECTORS HOLD REGULAR EXECUTIVE SESSIONS
AZZ’s non-employee directors meet in executive session at each regularly scheduled Board meeting without management present.

BOARD MEMBERS MAY SUBMIT AGENDA ITEMS AND INFORMATION REQUESTS
Each Board member may request items to be placed on the agenda for Board meetings, raise subjects that are not on the agenda for that meeting or request information that has not otherwise been provided during the meeting. Additionally, the Chair of the Board reviews and approves all Board meeting schedules and agendas and consults with the CEO regarding other information sent to the Board in connection with Board meetings or other Board action items.
BOARD MEMBERS HAVE COMPLETE ACCESS TO MANAGEMENT AND BOARD COMMITTEE CHAIRS
Each Board member has complete and open access to any member of the Company’s management team regarding any matter they would like to inquire about and to the Chair of each Board committee for the purpose of discussing any matter related to the work of such committee.

BOARD MEMBERS MAY REQUEST SPECIAL BOARD MEETINGS
Special meetings of the Board may be called by the Chair of the Board or the Company’s CEO or Secretary at the request of any Board member.
THE BOARD OR ANY BOARD COMMITTEE MAY RETAIN INDEPENDENT ADVISORS
The Board and each Board committee has the authority, at any time, to retain independent legal, financial and other advisors as they deem appropriate.

Annual Board and Committee Evaluations
The Board believes it is important to annually evaluate the performance of the Board, its committees and solicit individual directors peer evaluations and act upon the feedback received. It is essential that the Board, its committees and individual Board members are performing effectively and in the best interests of the Company and its shareholders. As part of the Board’s evaluation process, directors consider various topics related to Board composition, structure, effectiveness, responsibilities, potential areas for future education and training, as well as the overall mix of director skills, experience and backgrounds.

34	2024 Proxy Statement

MATTERS RELATING TO CORPORATE GOVERNANCE AND BOARD STRUCTURE
INITIATION OF PROCESS
The annual Board and Board committee evaluation process is reviewed with the Nominating and Corporate Governance Committee in advance of distribution of the surveys. Each Board member also completes a bi-annual Board Peer Evaluation of all his or her peers, including functionality, effectiveness, preparedness, contributions and providing constructive feedback. The bi-annual Board Peer Evaluations are confidentially compiled by a third party and only shared with the Chair of the Board.
DISCUSSION
The evaluation responses are confidentially compiled by a third party and a summary report is provided to the Chair of the Board and each committee chair prior to the discussion of the results with the Board members. Committee chairs lead their respective committee evaluation discussions during executive session.
FOLLOW-UP
The Chair of the Board shares a summary of the Board evaluation results which addresses any requests or enhancements in practices that may be applicable to the future functionality of the Board or management’s quarterly reporting process. Committee chairs report on their respective committee evaluations to the full Board.
The Role of the Board in Succession Planning
The Board believes effective succession planning to select successors to the Chair of the Board, the Chief Executive Officer and other members of the Company’s executive management team is important to the Company’s continued success. The Compensation Committee, in consultation with the Chief Executive Officer, annually reports to the Board on the Company’s executive management succession planning process. The Board periodically reviews and discusses with the Compensation Committee, the Chair of the Board and the Chief Executive Officer during executive sessions potential successors to the Chief Executive Officer and other members of the Company’s executive management team. Through this process, the Board receives information that includes qualitative evaluations of potential successors to the Chief Executive Officer and other executive officers. Each Board member has open access to any member of the executive management team. AZZ believes this enhances the Board’s oversight of succession planning. The Chair of the Board and the Chief Executive Officer periodically provide to the Board their respective recommendations and evaluations of potential successors, along with a review of any development plans recommended for such candidates.
The Board’s Role in Risk Oversight
The Company’s Board of Directors is responsible to provide oversight of the Company’s enterprise risk management, including: climate-related risks and opportunities; macro and micro economic trends; changes in market factors and industry dynamics; cyber threats; financial reporting; capital deployment; debt reduction; sourcing more favorable financial terms; securing new M&A opportunities; and executing the Company’s short- and long-term corporate strategy. This oversight function necessarily focuses on the most significant risks facing the Company and is deemed an important priority by the Board of Directors. The Board of Directors does not attempt to view in isolation risks applicable to the Company’s business but rather considers various enterprise risks holistically and as a proper component of execution on the Company’s short-term and long-term strategy. Neither the Company’s leadership team nor the Company’s Board of Directors believes it is possible, nor even desirable, to eliminate all business risk. Rather, well-reasoned and calculated risk-taking by management is deemed appropriate and necessary for the Company to remain competitive and successfully grow its market share in its various end markets.
While the Board of Directors generally oversees risk management, the overall responsibility for daily management of the Company’s risk resides with the Company’s Chief Executive Officer and other members of the Company’s executive team who are responsible for the ongoing assessment and management of Company risk, including risks relating to: operations; financing; working capital optimization; governance; sustainability; cybersecurity; litigation; developing and implementing strategic growth initiatives; the smooth integration of acquisitions into the Company’s existing operations; the Company’s public company compliance programs; financial reporting; and public disclosures. The Company has established robust internal processes and controls for identifying and managing risk, including comprehensive internal and external audit processes. These processes have been designed to allow management to effectively identify and manage risks and to timely communicate the results of such activities to the Board of Directors. Management routinely communicates with the Board of Directors, its committees and individual directors. As a result, throughout the year, the Board of Directors and its committees communicate with each other and with management. The Company’s strategic and operational risks are presented and regularly discussed with the Board of Directors during the Chief Executive Officer’s quarterly operational report. The Company’s financial and operating

35

MATTERS RELATING TO CORPORATE GOVERNANCE AND BOARD STRUCTURE
results are specifically addressed during the presentations at each Board meeting. The Board of Directors also weigh additional risks when considering specific actions proposed by management.
AZZ’s Enterprise Risk Management Structure and Process
Each year, the Company’s Director of Internal Audit conducts an enterprise risk management assessment for each business segment as well as the Company as a whole, and presents its findings to the Audit Committee, which includes identifying the top risks to the Company that could potentially have a considerable adverse impact on the Company’s operating performance and reputation. Throughout the year, management reviews these risks and discusses any new events or emerging trends (engaging with outside advisors, where appropriate) that may impact the top risks or impact the magnitude or likelihood of such risks occurring.
This comprehensive risk evaluation process assists the Company’s leadership team to identify, assess and prioritize potential enterprise risks effectively, leading to improved risk management practices and safeguarding the Company’s long-term interests.
Climate Related Risk Management
The Company’s leadership team in coordination with the Sustainability Council, and the Legal Department, regularly evaluates potential, emerging, and current climate-related risks that could result in an adverse impact on our operations. These risks include, among others:
•
Increased Regulation: Several governments and regulatory bodies have introduced or are considering regulatory changes in response to climate change, including regulations aimed at reducing greenhouse gas (“GHG”) emissions through more stringent emission standards, renewable energy targets, carbon emission pricing, and similar initiatives while requiring heightened environmental monitoring and disclosures. These initiatives aimed at reducing GHG emissions could potentially negatively impact our operations directly or indirectly through our customers or suppliers and may require increased environmental reporting, more emissions controls, the purchase of future capital equipment, and other costs to comply.

•
Physical Risks: Climate change impacts, such as extreme weather and natural resource shortages, could disrupt our operations or adversely impact our supply chains, end markets and product shipments.

The future financial impact of the heightened focus on sustainability practices for all companies and the growing pressure to increase efficiencies in their consumption of resources will depend upon future regulations regarding GHG emissions, and will be impacted by several factors including, but not limited to:
•
the sectors covered;

•
future permitted levels for GHG emissions;

•
the extent to which we would be entitled to receive emission allowance allocations or would need to invest in additional emissions equipment or compliance instruments, either on the open market or through auctions;

•
the price and availability of variable emission allowances and carbon reduction credits; and

•
the impact of future legislation or other environmental regulations on our ability to recover any increased costs incurred through future price increases for our products.

36	2024 Proxy Statement

MATTERS RELATING TO CORPORATE GOVERNANCE AND BOARD STRUCTURE
Committee Oversight
In addition to the presentation of information to the full Board of Directors, the Board has delegated responsibility for the oversight of certain risks to the proper Board committees. These committees regularly meet and report to the full Board of Directors at each Board meeting. In particular:
•
The Audit Committee oversees the integrity of the financial statements of the Company, the independent auditor’s qualifications and independence, the performance of the Company’s internal audit function, its independent auditors, and the Company’s compliance with legal and regulatory requirements. Complaints and concerns relating to AZZ’s accounting matters should be communicated to the Audit Committee. Any such communications may be made on an anonymous basis. Any concerns or complaints may be reported to the Audit Committee through a third-party vendor, NAVEX Global Inc., which has been retained by the Audit Committee for this purpose. The AZZ Alertline may be accessed toll-free at 1 (855) 268-6428 or via the website at www.azz.alertline.com. Outside parties, including customers, vendors, suppliers or shareholders may raise issues regarding accounting matters to the attention of the Audit Committee by writing to the Chair of the Audit Committee, AZZ Inc., 3100 West 7th St., Suite 500, Fort Worth, TX 76107. All complaints and concerns will be reviewed under the direction of the Audit Committee and oversight provided by the Board of Directors and other appropriate persons as determined by the Audit Committee.

•
The Compensation Committee oversees the risks relating to the Company’s compensation philosophy and programs and generally evaluates any potential effect the Company’s compensation structure may have on management risk taking. The Compensation Committee reviews the recommendations of the Company’s management regarding adjustments to the Company’s executive compensation program. The Compensation Committee has retained and regularly meets with Meridian Compensation Partners, LLC (“Meridian”), its independent executive compensation consultant, which assists the Compensation Committee in evaluating the Company’s compensation program and adherence to the philosophies and principles as discussed under “Executive Compensation — Compensation Discussion and Analysis.” The Compensation Committee also monitors risks relating to the overall management and organizational structure, as well as succession planning at the executive officer and key leadership levels.

•
The Nominating and Corporate Governance Committee provides oversight on the composition of the Board of Directors and its committees and provides leadership to the Board in maintaining best corporate practices in the Company’s corporate governance principles and practices. Many of our corporate policies are summarized in the Company’s Code of Conduct, including our policies regarding conflict of interest, zero tolerance for retaliation, insider trading, related-party transactions, environmental health and safety, human rights, confidentiality and compliance with laws and regulations applicable to the Company’s business. The Nominating and Corporate Governance Committee also provides oversight and strategic guidance on Company policies and initiatives relating to operating its business sustainably, including energy efficiency, climate-related risks and other environmental initiatives, policies and targets.

•
All officers, directors, employees and representatives are required to acknowledge and agree to be bound by the Company’s Code of Conduct and are subject to disciplinary action, including termination, for violations. The Code of Conduct is published on our website at www.azz.com under the heading “Investor Relations.” Any amendments to the Code of Conduct or the grant of a waiver from a provision of the Code of Conduct requiring disclosure under applicable SEC rules will be disclosed on our website, www.azz.com. Under our Code of Conduct, directors, officers and employees are expected to report any violation or waiver of any provision of the Code of Conduct to the Company’s Chief Legal Officer. Anyone may report matters of concern through our anonymous, confidential toll-free AZZ Alertline at 1 (855) 268-6428, online at www.azz.alertline.com, or by writing to the Chief Legal Officer, AZZ Inc., 3100 West 7th St., Suite 500, Fort Worth, TX 76107.

As indicated above, the Board of Directors’ proper role is risk oversight as opposed to the day-to-day management of risks, which is solely the focus and the responsibility of the Company’s management team. The Board of Directors believes this division of responsibility provides an effective means for addressing the full spectrum of risks applicable to the Company. Furthermore, the Board of Directors believes that its leadership structure, with an independent, non-management chair of the Board of Directors and of each committee, supports its risk oversight function.
Board Oversight of Cybersecurity and Information Security Risk
As cyber threats grow more frequent and complex globally, AZZ acknowledges that it must continuously improve the protection of its data and information and technology systems. The Audit Committee is responsible for overseeing the Company’s cybersecurity and information security risk exposure. AZZ’s Chief Information Officer (“CIO”) manages AZZ’s policies and procedures and areas related to cybersecurity and information technology. Annually, the CIO provides the Audit Committee with an update on cybersecurity risks and the Company’s action plan to mitigate these risks.

37

MATTERS RELATING TO CORPORATE GOVERNANCE AND BOARD STRUCTURE
Director Compensation
Fees Paid to Directors and Other Director Compensation in Fiscal Year 2024
We compensate non-employee directors for their service on the Board with a combination of quarterly cash retainers and annual stock-based incentive compensation, the amounts of which are commensurate with their role and involvement, and consistent with peer company practices. In setting director compensation, our Nominating and Corporate Governance Committee considers the significant amount of time our directors spend in fulfilling their duties to the Company as well as the skill level required of members of our Board. We intend to compensate our non-employee directors in a way that is competitive, attracts and retains a high caliber of directors, and aligns their interests with those of our shareholders.
Highlights of our Non-Employee Director Compensation Program
No Fees for Board or Board Committee Meeting Attendance: Meeting attendance is an essential part of Board service.
Emphasis on Equity: There is an emphasis on equity in the overall director compensation mix to further align their interests with our shareholders.
Recognition of Special Roles: Special roles, such as Chair of the Board and Committee Chairs are fairly recognized for their additional time commitments.
Robust Stock Ownership Guidelines: A guideline of five times the annual Board membership cash retainer supports alignment with shareholders’ interests.
Formulaic Annual Equity Grants: Equity awards are granted annually on the day of the annual shareholders meeting under a fixed-value formula.
Set forth below is a summary of the components of compensation for the non-employee directors for Board and Board committee service for fiscal year 2024. Mr. Ferguson, who served as an executive officer of the Company, did not receive any compensation for his service as a director. Mr. Kaden, who served on our Board until his resignation on May 10, 2024, did not receive any compensation for his service as a director.
FY2024 Cash Compensation to our Directors. The table below shows cash compensation fees payable to the non-employee directors of the Company for fiscal year 2024:
Service	Fee Amount
Annual Retainer for Board Service	$72,500
Annual Retainer for Board Chair Service	$79,500
Annual Audit Committee Chair Retainer	$17,000
Annual Audit Committee Member Retainer	$7,500
Annual Compensation Committee Chair Retainer	$10,625
Annual Compensation Committee Member Retainer	$2,500
Annual Nominating and Corporate Governance Committee Chair Retainer	$7,625
Annual Nominating and Corporate Governance Committee Member Retainer	$2,500
The annual retainers described above were paid quarterly at the end of each fiscal quarter of the Company. All members of the Board of Directors are reimbursed for reasonable costs and expenses incurred in attending Board and committee meetings.
Equity-Based Compensation. In addition to the cash compensation for fiscal year 2024 described above, on July 11, 2023, each non-employee director (except for Mr. Kaden) also received AZZ Common Stock under the Company’s 2014 Long Term Incentive Plan, as amended (the “2014 Plan”) having a $115,000 fair market value on the date of grant. The grant date for the annual director equity grant is targeted for the date of the annual meeting of shareholders each year. The Board approved an increase in the fair market value of the annual director equity grant to $125,000 effective as of March 1, 2024.

38	2024 Proxy Statement

MATTERS RELATING TO CORPORATE GOVERNANCE AND BOARD STRUCTURE
DIRECTOR COMPENSATION
Director Summary Compensation Table. The table below sets forth the total compensation paid to our non-employee directors for their service during fiscal year 2024. As discussed above, Mr. Kaden did not receive any compensation for his service as a director.
Name	Fees Earned or Paid in Cash	Stock Awards (1)	Total Compensation
Daniel E. Berce	$97,000	$114,977	$211,977
Paul Eisman	$82,500	$114,977	$197,477
Daniel R. Feehan	$157,000	$114,977	$271,977
Clive A. Grannum	$82,500	$114,977	$197,477
Carol R. Jackson	$82,625	$114,977	$197,602
David M. Kaden	—	—	—
Venita McCellon-Allen	$82,500	$114,977	$197,477
Ed McGough	$85,625	$114,977	$200,602
Steven R. Purvis	$82,500	$114,977	$197,477

(1)
Eligible directors received an annual equity grant of AZZ Common Stock having a fair market value of $115,000 on the grant date, which is the day of the annual meeting of shareholders, which was July 11, 2023. The equity values in this column for the fiscal year ended February 29, 2024 reflect the aggregate grant date fair market value calculated in accordance with FASB ASC Topic 718 for stock granted to each of the non-employee directors under the 2014 Plan. Assumptions used in the calculation of this amount are included in Note 14 to the Company’s audited financial statements for the fiscal year ended February 29, 2024, included in the Company’s Annual Report on Form 10-K filed with the SEC on April 22, 2024.

(2)
AZZ redeemed its Series A Preferred Stock on May 9, 2024, and in connection with the redemption, Mr. Kaden submitted his resignation from the Board on May 10, 2024.

Non-Employee Director Stock Ownership Guidelines
Under the Company’s stock ownership guidelines, non-employee directors, except for Mr. Kaden, are expected to accumulate within five (5) years of joining the Board of Directors, shares of AZZ’s Common Stock equal in value to at least five (5) times the amount of their annual cash retainers of $72,500 for a total value of $362,500 for fiscal year 2024. As of February 29, 2024, all non-employee directors for fiscal year 2024 had achieved their required stock ownership thresholds.

39

MATTERS RELATING TO CORPORATE GOVERNANCE AND BOARD STRUCTURE
Security Ownership of Management and Directors
The following table indicates the ownership as of May 10, 2024, of AZZ’s Common Stock by each current director, seven of whom are nominees for election at the 2024 Annual Meeting, and each named executive officer listed in the Summary Compensation Table provided on page 65, and all current directors and executive officers of the Company as a group. Beneficial ownership means that the individual has voting or investment power with respect to the shares of AZZ’s Common Stock or the individual has the right to acquire shares of AZZ Common Stock within 60 days of May 10, 2024. Unvested restricted stock units (“RSUs”) and performance share units (“PSUs”) are not included to the extent they will not vest within 60 days of May 10, 2024.
Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Common Stock Outstanding	Shares of Unvested RSUs and PSUs that Vest Within 60 Days of 5/10/2024
Daniel E. Berce	60,322	*	—
Paul Eisman	21,079	*	—
Daniel R. Feehan	77,072	*	—
Thomas E. Ferguson	228,672	*	—
Clive A. Grannum	7,277	*	—
Carol R. Jackson	7,277	*	—
Tara D. Mackey	34,091	*	—
Venita McCellon-Allen	23,079	*	—
Ed McGough	16,438	*	—
Steven R. Purvis	19,994	*	—
Kurt Russell	15,027	*	—
Philip A. Schlom	22,023	*	—
Bryan Stovall	34,545	*	—
All Current Directors and Executive Officers as a Group (15 persons)	599,420(2)	2.01%	—

*
Indicates beneficial ownership of less than 1% of the outstanding shares of AZZ’s Common Stock.

(1)
Each person named in the table above has sole investment and voting power with respect to all shares of Common Stock shown to be beneficially owned by such person. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The percentage of voting stock held is based upon 29,774,283 shares outstanding as of May 10, 2024.

(2)
The number of shares of our Common Stock that all of our directors and executive officers own as a group (including any non-NEO executive officers).

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC and the NYSE reports disclosing their ownership and changes in ownership of our Common Stock or other equity securities. Our officers, directors and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, our officers, directors and greater than 10% beneficial owners timely complied with all applicable Section 16(a) filing requirements.
Security Ownership of Certain Beneficial Owners
Unless otherwise indicated in the footnotes to the table, the table on the following page sets forth certain information as of May 10, 2024 with respect to the beneficial ownership by each person or group who is known by us to beneficially own more than five percent of our Common Stock. The Company redeemed all of its 240,000 outstanding shares of 6.00% Series A Convertible Preferred Stock (“Series A Preferred Stock”) on May 9, 2024. Therefore, as of May 10, 2024, the Record Date for the 2024 Annual Meeting, no voting rights exist for the Series A Preferred Stock and for that reason are not reflected in the beneficial ownership table.

40	2024 Proxy Statement

MATTERS RELATING TO CORPORATE GOVERNANCE AND BOARD STRUCTURE
Common Stock
Name and Address of Beneficial Owner	Date of Schedule 13G/A Filing	Amount and Nature of Beneficial Ownership	Percent of Class
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	January 22, 2024	3,883,237(1)	15.5%(2)
The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	February 13, 2024	2,697,428(1)	10.8%(2)
T. Rowe Price Investment Management, Inc. 101 East Pratt Street Baltimore, MD 21201	February 14, 2024	2,501,230(1)	10.0%(2)

(1)
The nature of beneficial ownership of common stock is reflected in the table below and is based on the respective 13G/A filed by such beneficial owner reflecting ownership as of December 31, 2023.

(2)
The percentage of beneficial ownership is calculated in accordance with Rule 13d-3 and is based on the number of shares of common stock of the Company outstanding and entitled to vote as of May 10, 2024, which was 29,774,283.

Beneficial Owner	Sole Power to Vote	Shared Power to Vote	Sole Power to Dispose	Shared Power to Dispose
Blackrock, Inc.	3,828,175	0	3,883,237	0
The Vanguard Group, Inc.	0	30,107	2,642,350	55,078
T. Rowe Price Investment Management, Inc.	718,387	0	2,501,230	0
Certain Relationships and Related Party Transactions
The Company has adopted a written policy for approval of transactions between the Company and its directors, director nominees, executive officers, greater than 5% beneficial owners and their respective immediate family members, where the amount involved in the transaction exceeds or is expected to exceed $120,000 in a single calendar year. The policy provides that the Audit Committee review transactions subject to the policy and determines whether or not to approve such transactions. In doing so, the Audit Committee takes into account, among other factors it deems appropriate, (i) whether the transaction is on terms that are no less favorable to the Company than terms generally available to an unaffiliated third-party under the same or similar circumstances; (ii) the extent of the related person’s interest in the transaction, including the risks that could result therefrom; and (iii) whether the transaction impairs independence.
During fiscal year 2024, the Company did not enter into any transactions with any of its officers, directors or shareholders owning 5% or more of our Common Stock or any immediate family members of such persons in which the amount involved exceeded $120,000.
Blackstone Agreement
On May 13, 2022, the Company entered into a Securities Purchase Agreement (“Securities Purchase Agreement”) with BTO Pegasus Holdings DE L.P. (“Blackstone”), an entity affiliated with Blackstone Tactical Opportunities Advisors L.L.C., pursuant to which the Company issued $240 million aggregate principal amount of 6.00% Convertible Subordinated Notes due 2030 (the “Convertible Notes”) to Blackstone. The issuance of the Convertible Notes was conditioned on the closing of the Precoat Metals transaction on May 13, 2022 and the proceeds that the Company received from the issuance of the Convertible Notes were used to fund the Precoat Metals transaction. On July 12, 2022, the Company’s shareholders approved AZZ’s Amended and Restated Certificate of Formation (“Amended Certificate, which authorized the Company to issue up to 240,000 shares of 6.00% Series A Convertible Preferred Stock (the “Series A Preferred Stock”), $1.00 par value per share. Pursuant to the terms of the Convertible Notes, the Convertible Notes were exchanged into 240,000 shares of Series A Preferred Stock on August 5, 2022. On May 9, 2024, the Company fully redeemed all 240,000 outstanding shares of Series A Preferred Stock for $308,920,000. Upon redemption, the Series A Preferred Stock was retired.

41

MATTERS RELATING TO CORPORATE GOVERNANCE AND BOARD STRUCTURE
Procedures for Communicating with Directors
The Board of Directors has established a process by which shareholders can send communications to the Board. Interested parties would use the same method as shareholders to communicate directly with the Chair of the Board of Directors or with non-employee directors as a group. Shareholders and interested parties may send written communications to one or more members of our Board of Directors at the address noted below:
Mr. Daniel R. Feehan
Chair of the Board
c/o AZZ Inc.
One Museum Place, Suite 500
3100 West 7th Street
Fort Worth, Texas 76107
In general, shareholder communication delivered to AZZ for forwarding to Board members will be forwarded in accordance with the shareholder’s instructions.

42	2024 Proxy Statement

PROPOSAL 2 – APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION PROGRAM
Pursuant to federal legislation (Section 14A of the Exchange Act), AZZ provides its shareholders with a non-binding advisory shareholder vote on its executive compensation program (commonly referred to as “Say-on-Pay”), which is more fully described below in the “Compensation Discussion and Analysis” section of this Proxy Statement. Because the Say-on-Pay vote is advisory and non-binding on AZZ or the Board of Directors, neither AZZ nor the Board of Directors will be required to take any action as a result of the voting outcome. However, the vote will provide valuable information regarding investor sentiment regarding AZZ’s executive compensation program. The Board of Directors will review these voting results and take them into consideration when making decisions regarding AZZ’s future executive compensation philosophy, policies and practices.
AZZ requests you to vote in support of its executive compensation program. AZZ believes the information set forth in this Proxy Statement demonstrates that the Company’s executive compensation program is consistent with sound corporate governance principles and was designed in an appropriate and conservative manner which is not reasonably likely to create inappropriate management risk-taking that could potentially have a material adverse effect on the Company. AZZ’s executive compensation program is closely monitored by the Compensation Committee of the Board of Directors to ensure that the compensation program is within the range of market practices for companies of similar size and within AZZ’s executive compensation industry peer group. AZZ believes its executive compensation program appropriately balances conservative, measured pay practices and provides appropriate incentives to the current named executive officers, and aligns their interests with those of AZZ’s shareholders with respect to the creation of long-term value for AZZ’s shareholders. Consequently, the Board of Directors strongly endorses AZZ’s executive compensation program and recommends that AZZ’s shareholders vote in favor of such program by approving the following non-binding advisory resolution:
“RESOLVED, that the shareholders approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in this Proxy Statement, including the Compensation Discussion and Analysis, the executive compensation tables and the related narrative discussion.”
The Board of Directors currently has a policy of holding annual advisory votes to approve our executive compensation program. Provided that the Board of Directors does not modify this policy, the Company’s next Say-on-Pay proposal after the 2024 Annual Meeting will be presented at the 2025 Annual Meeting of Shareholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF AZZ’S EXECUTIVE COMPENSATION PROGRAM.

43

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Introduction
Our goal for our executive compensation program is to attract, motivate and retain key high-performance executives who provide consistent results, focused leadership and collaborative team efforts to contribute to the Company’s continued success. We seek to accomplish this goal by rewarding performance and aligning the long-term interests of our executives with our shareholders. The Compensation Committee of the Board of Directors oversees the executive compensation program, determines the compensation for our named executive officers each year and has oversight responsibility to ensure adherence to the Company’s compensation philosophy and executive compensation program.
We believe our fiscal year 2024 executive compensation program strongly linked performance and executive pay and aligned the interests of our executive officers with the interests of our shareholders. In consultation with the Compensation Committee’s independent consultant, Meridian Compensation Partners, LLC (“Meridian”), a national executive compensation consulting firm, the Compensation Committee monitors market and industry peer group pay practices. The Compensation Committee ensures that our executive compensation program continues to support the Company’s short- and long-term strategy and remains competitively positioned to attract and retain highly talented officers, and appropriately structured to align pay with actual performance.
Named Executive Officers
The purpose of this Compensation Discussion and Analysis is to describe the Compensation Committee’s compensation philosophy and approach for the Company’s compensation program for our fiscal year 2024 named executive officers (“NEOs”), who are as follows:
FISCAL YEAR 2024 NAMED EXECUTIVE OFFICERS
Name	Age	Position	Since	Previous Position
Thomas E. Ferguson	67	President and Chief Executive Officer	2013	Chief Executive Officer, FlexSteel Pipeline Technologies, Inc.
Philip Schlom	59	Senior Vice President and Chief Financial Officer	2020	Vice President – Finance, Audit, Controls and Continuous Improvement, Exterran Corporation
Tara D. Mackey	54	Chief Legal Officer and Secretary	2014	Chief Legal Counsel and Corporate Secretary, First Parts, Inc.
Kurt Russell	54	Chief Operating Officer – Precoat Metals	2022	President – Precoat Metals Division of Sequa Corporation
Bryan Stovall	60	Chief Operating Officer – Metal Coatings	2020	President – AZZ Galvanizing Solutions, AZZ Inc.

44	2024 Proxy Statement

EXECUTIVE COMPENSATION
Highlights for Fiscal Year 2024
The Company achieved its 37th consecutive year of profitability and generated strong cash flows from continuing operations. We undertook a number of initiatives during fiscal year 2024 in an effort to focus on value pricing initiatives, expand our operating synergies, to improve cost efficiencies and to expand and diversify the markets for our products and services. These initiatives included:
DURING FISCAL YEAR 2024, THE COMPANY:
increased total annual sales by 16.2% to $1,537.6 million as compared to the prior year;	returned cash to shareholders through cash dividend payments totaling $31.4 million;
delivered record sales in both business segments resulting in a 3% and 28.4% increase in the Metal Coatings and Precoat Metals segments, respectively;	successful repricing of the Company’s Term Loan B and the $400 million Revolving Credit Facility resulting in saving the Company over $11 million in annual interest;
met with 198 current and prospective shareholders and participated in 15 shareholder conferences;	published our third ESG Report;
reduced debt by $115 million resulting in net leverage of 2.9x; and	improved operating efficiencies and productivity by increasing utilization of our digital galvanizing system (“DGS”) across additional Metal Coatings facilities.
WE FEEL THAT THE COMPANY IS WELL POSITIONED FOR THE FUTURE, AND WE WILL CONTINUE TO:
capture long-term growth drivers in end markets;	seek additional strategic acquisition targets to support growth;	expand our utilization of customer-centric technologies (DGS and Coil Zone);	drive operational excellence with ESG focus; and	invest in our future by building a new aluminum coil coating facility which will be in full production by fiscal year 2026.

45

EXECUTIVE COMPENSATION
Highlights of Our Executive Compensation Program
Highlights of our FY2024 executive compensation program include the following:

Our NEOs’ total compensation is comprised of a mix of base salary, annual short-term cash incentive compensation, and long-term incentive equity awards, as well as certain benefits. The graph to the right illustrates the Chief Executive Officer’s total compensation for fiscal years 2020 through 2024 in comparison with the Company’s stock performance. For additional detail see also the section below titled “Performance-Based Incentive Compensation”.

(1)
Total compensation is calculated using the same methodology as in the Summary Compensation Table. Additional detail regarding the compensation paid to our Chief Executive Officer during fiscal year 2024 is provided in the Summary Compensation Table provided on page 65.

In reviewing the fiscal year 2024 base salaries, the Compensation Committee approved annual base salary adjustments ranging from 0% to 6% for our NEOs for performance on the execution of several business initiatives and on the successful integration of the Precoat Metals business segment into the Company’s operations, market growth initiatives, reducing debt, optimizing working capital and reducing inventories. See also the table on page 53 regarding adjustments to the NEOs base salaries.
For fiscal year 2024, our NEOs continued to receive a substantial portion of their compensation in the form of equity compensation. Fifty percent (50%) of the total equity awards are at risk because they vest only if certain performance metrics are met which are tied to the Company’s total shareholder return (“TSR”) relative to the TSR generated by its industry peer group companies over a three-year performance cycle. Half of the annual equity awards are in the form of performance share units (“PSUs”) and the other half are in the form of time vested Restricted Stock Units (“RSUs”). The time vested RSUs provide retention value, and the PSUs drive total shareholder returns relative to AZZ’s executive compensation industry peer group. The charts below show the elements of compensation that comprised the mix of total direct compensation for Mr. Ferguson and the average mix of total direct compensation for the other NEOs. The charts illustrate that approximately 78% of Mr. Ferguson’s total direct compensation and 67% of the average total direct compensation for the other active NEOs was tied to the Company’s financial performance, which aligns their interests with the Company’s shareholders. The total direct compensation illustrated in the charts below does not include perquisites, retirement and other benefits.
Fiscal Year 2024 Total Direct Compensation Mix

46	2024 Proxy Statement

EXECUTIVE COMPENSATION
Named Executive Officer	Percent of Fiscal Year 2024 Pay At Risk
Thomas E. Ferguson	78%
Philip Schlom	65%
Tara Mackey	65%
Kurt Russell	67%
Bryan Stovall	69%
Messrs. Ferguson, Schlom and Russell each have an employment agreement with the Company. All of our NEOs are employed at will and are expected to demonstrate exceptional personal performance and leadership in order to continue serving as a member of the executive management team.
For fiscal year 2024, payments earned under the Company’s Senior Management Bonus Plan (“STI Plan”) were above target for the NEOs, aligning compensation with the Company’s annual performance.
On the last day of fiscal year 2024, the three-year performance cycle for the PSUs that were granted to our NEOs on May 4, 2021 (the “FY2022 PSUs”), concluded. The payout on the FY2022 PSUs was determined based upon the Company’s TSR relative to the TSR of its executive compensation industry peer group over the three-year performance cycle, giving effect to any dividends paid during such period. TSR is defined as:
If the Company’s TSR for the three-year performance cycle ranked within the top quartile relative to the Company’s executive compensation peer group, then the FY2022 PSU target awards would be increased by an additional 25%, up to a maximum payout of 200% of the target award.
TSR Percentile	Payout
100%	200%
50%	100%
25%	50%
<25%	0%

•
Maximum Payout =200%

•
Minimum Payout = 0%

•
If a peer company is no longer publicly traded at the end of a three-year performance cycle, it will be excluded.

•
Percentage target units awarded will be interpolated for percentiles now shown between the threshold and maximum.

The Company’s TSR relative to its industry peer group, ranked 6th out of 16 companies (including AZZ), or at the 67th percentile, which resulted in a payout of 134% of the original FY2022 PSU target award.
The Company’s TSR industry peer group for FY2022 PSUs consisted of the following 15 companies:
• Altra Industrial Motion Corp.	• Littelfuse, Inc.
• Chart Industries, Inc.	• LSI Industries Inc.
• Encore Wire Corporation	• Powell Industries, Inc.
• ESCO Technologies Inc.	• Preformed Line Products Company
• L.B. Foster Company	• Team, Inc.
• Franklin Electric Co., Inc.	• Valmont Industries, Inc.
• Generac Holdings, Inc.	• Woodward, Inc.
• Haynes International, Inc.
The target FY2022 PSU awards and actual shares earned are summarized in the table below:

47

EXECUTIVE COMPENSATION
FY2022 Performance Shares Earned in FY2024
Name	Grant Date Target Value	Target # of PSUs Granted at Target	Payout Total # of Shares Earned(1)	Market Value(2)
Thomas W. Ferguson	$750,000	17,500	24,400	$1,776,352
Philip Schlom	$112,500	3,038	4,243	$308,890
Tara D. Mackey	$150,000	3,092	5,605	$408,039
Kurt Russell(3)	$—	—	—	$—
Bryan Stovall	$100,000	2,442	3,758	$273,555

(1)
The total number of shares earned include dividend equivalents accrued during the FY2022 PSU performance cycle (March 1, 2021 – February 29, 2024), which consisted of 950 for Mr. Ferguson; 165 for Mr. Schlom; 168 for Ms. Mackey; and 133 for Mr. Stovall.

(2)
This amount represents the market value of the FY2022 PSUs at the conclusion of their performance cycle, on February 29, 2024, which was based upon the closing price of AZZ common stock of $72.80.

(3)
Mr. Russell did not receive FY2022 PSUs as he was not an employee of the Company at the time of grant.

Compensation Program Overview
The Compensation Committee of the Board of Directors has the responsibility for establishing, implementing and monitoring adherence to the Company’s compensation philosophy. The Compensation Committee ensures that the total compensation paid to the Company’s executive management team is fair, reasonable, competitive and proportionately performance and responsibility based. Generally, the types of compensation and benefits provided to the NEOs are similar to those provided to other members of the management team.
Compensation Philosophy and Objectives
The Compensation Committee believes that the most effective executive compensation program is one that is designed to reward the achievement of specific annual, long-term and strategic goals by the Company, and which aligns executives’ interests with those of our shareholders by rewarding performance specifically tied to the achievement of goals set by the Company, with the ultimate overall objective of increasing shareholder value. The Compensation Committee evaluates both performance and compensation to ensure that the Company maintains its ability to retain and attract superior talent in key positions and that compensation provided to such executives remains competitive relative to the compensation paid to similarly situated executives of publicly held companies in the same industry. To that end, the Compensation Committee believes executive compensation packages provided by the Company to its executives, including the NEOs, should include both cash and equity-based compensation that rewards achieving performance of pre-established goals.
The tables below highlight our current compensation practices for our NEOs, including practices that we believe drive future strategic growth and foster strong corporate governance principles, and the practices that we have not implemented because we do not believe they would serve our shareholders’ long-term interests.

A significant portion of our executive officers’ total compensation is based upon the Company’s performance, and the payouts are contingent upon the attainment of certain pre-established performance metrics and capped to minimize risk.
The Compensation Committee engages an independent executive compensation consultant.
Performance metrics are highly correlated to the creation of shareholder value.
Our Compensation Committee conducts an annual review of all executive compensation program components to ensure alignment with our compensation objectives and current market trends in components and mix.
We review and benchmark pay relative to the market median of our executive compensation industry peer group on an annual basis.
We have clawback policies to protect the Company in the event of a financial restatement or an executive officer or other key level employees engage in serious misconduct.
Our executive compensation program is designed to drive long-term shareholder value and attract and retain high performance executive talent.

48	2024 Proxy Statement

EXECUTIVE COMPENSATION
We provide a limited number of employment agreements and executive perquisites.
We use annual cash incentive opportunities and equity-based awards to balance the Company’s short- and long-term performance objectives.
We have stock ownership guidelines for directors and executive officers.
Our equity awards are equally weighted between time vested RSUs, which vest ratably over a three-year period, and PSUs, which emphasize achievement of a pre-determined financial performance metric over a three-year performance cycle.
We grant equity awards with “double-trigger” vesting upon a change in control.

We do not provide tax gross ups, except for relocation expenses.
We do not pay accrued dividends or dividend equivalents on unearned RSUs or PSUs unless and until they vest.
We do not recycle shares withheld for taxes.
We do not reprice underwater equity awards.
We do not permit pledging or hedging of Company securities.
We do not implement compensation or incentives that encourage unnecessary or excessive risk-taking.
Role of Compensation Committee, its Compensation Consultant and the Chief Executive Officer in Setting Executive Compensation
The Compensation Committee makes all compensation decisions, including annual base salaries, short-term cash incentive metrics and annual equity award grants, for the executive management team. The Chief Executive Officer provides the Compensation Committee with an annual performance evaluation for each executive management team member (other than his own) and makes preliminary recommendations for base salary, short-term incentive bonus targets, and equity awards for each officer. The Compensation Committee may exercise its discretion to modify any recommended salary adjustments or target incentive awards to executives made by the Chief Executive Officer. The Compensation Committee, in executive session and without executive officers present, performs the Chief Executive Officer’s annual performance review and total compensation targets and the total compensation target levels of the executive team. The Chief Executive Officer does not make recommendations to the Compensation Committee on his own pay. The Compensation Committee structures the Company’s annual and long-term executive compensation components to motivate executives to achieve the Company’s short- and long-term business goals and reward executives who achieve their performance goals.
The Compensation Committee has the sole authority to retain and terminate compensation advisors, including the authority to approve the terms and fees of any such arrangement. The Compensation Committee has engaged the services of Meridian Compensation Partners, LLC (“Meridian”) on an ongoing basis to review and provide recommendations with relevant market data and alternative compensation components to consider when making pay decisions for the Chief Executive Officer and the recommendations being made by the Company’s Chief Executive Officer for the other executives, including for fiscal year 2024. On an annual basis, the Compensation Committee assesses the independence of Meridian pursuant to standards promulgated by the SEC and the NYSE and has concluded that no conflict of interest exists that would prevent Meridian from independently advising the Compensation Committee. In fiscal year 2024, Meridian performed services solely on behalf of the Compensation Committee and did not perform any services for the Company. In accordance with Rule 10C-1(b)(4) under the Exchange Act, the Compensation Committee has determined that Meridian is independent and that no conflict of interest exists that would be required to be disclosed in the Company’s Proxy Statement pursuant to Item 407 of Regulation S-K.
Executive Compensation Industry Peer Group
In making compensation decisions, the Compensation Committee compares each element of the total compensation program against a group of comparable publicly held companies for benchmarking executive compensation. This executive compensation industry peer group of companies, is annually reviewed and updated, if applicable, by the Compensation Committee, in consultation with Meridian, consists of companies against which the Compensation Committee believes the Company competes for business, executive talent and for shareholder investment.
In fiscal year 2024, following an annual review, and based upon recommendations by Meridian, the Compensation Committee determined that it would be appropriate to modify the Company’s industry peer group to align with its transformed business following the acquisition

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EXECUTIVE COMPENSATION
of the Precoat Metals segment and the disposition of its Infrastructure Solutions segment during fiscal year 2023. As a result of the Company transitioning from a diverse holding company to a focused metal coatings solutions company, the Committee believed it was necessary to utilize an industry peer group that was comparable in scale and to the transformed business.
The Company’s FY2024 industry peer group consisted of 15 companies in the following industries: (i) building products; (ii) steel; (iii) construction materials; (iv) aluminum; (v) industrial machinery and supplies; (vi) construction and engineering; and (vii) diversified metals and mining. These industry peer companies had a median revenue of $1.46 billion for the most recently reported fiscal year end as disclosed by Meridian to the Compensation Committee and all companies were size appropriate in terms of market capitalization, number of employees, EBIT margin and the markets in which AZZ currently competes for business and talent. The Company’s fiscal year 2024 industry peer group included the following companies:
• Apogee Enterprises, Inc..	• Insteel Industries, Inc.
• Arcosa, Inc.	• Kaiser Aluminum Corporation
• Barnes Group Inc.	• Materion Corporation
• Carpenter Technology Corporation	• PGT Innovations, Inc.
• CSW Industrials, Inc.	• Radius Recycling, Inc. (formerly known as Schnitzer Steel Industries, Inc.)
• Eagle Materials Inc.	• Simpson Manufacturing Co., Inc.
• Gibraltar Industries, Inc.	• Metallus Inc. (formerly known as TimkenSteel Corporation)
• Hill & Smith PLC
Though the Compensation Committee considers the compensation practices of the industry peer companies noted above in determining the overall compensation of the Company’s executive officers, including the NEOs (including determining base salaries, as described below), the Compensation Committee does not set target compensation at specific market percentiles. Subject to the discretion of the Compensation Committee, the Company base salaries, short-term incentive compensation targets and long-term incentive compensation targets generally range within the market median of our industry peer group listed above on an annual basis.
In addition to industry peer market data, compensation is determined based upon:
• The executive’s contributions and performance;
• Market levels of compensation for positions comparable to the executive’s position;
• The executive’s roles and responsibilities, including the executive’s tenure in such role; and
• The executive’s subject matter expertise and management responsibilities.
Internal pay equity is also considered (including the executive’s responsibilities and potential impact on Company operations). In considering internal pay equity, the Compensation Committee has no formula or established ratios for setting one executive’s total compensation versus the compensation of another executive officer. Rather, the Compensation Committee subjectively evaluates the relative importance of each NEO’s role to the Company as a whole, which results in certain executives receiving more total compensation than others (e.g., the Company’s Chief Executive Officer is paid more than its Chief Financial Officer). The Compensation Committee may also consider how the Company has performed relative to its industry peer group of companies listed above.
While the Compensation Committee considers a variety of factors in making compensation decisions for the Company’s NEOs, the Compensation Committee does not use any particular weighting or formula to determine executive compensation. Rather, the Compensation Committee subjectively evaluates all of the factors noted in the discussion above in determining executive compensation.

50	2024 Proxy Statement

EXECUTIVE COMPENSATION
2023 Say-On-Pay Advisory Vote
At the Company’s 2023 Annual Meeting, 97.6% of the shareholders that cast a ballot voted to approve the Company’s executive compensation program. After considering this non-binding, advisory voting result, the Compensation Committee believes the result reflects strong shareholder concurrence that the Company’s executive compensation program is consistent with sound corporate governance principles, and appropriately designed to support the Company’s short- and long-term strategic business objectives. Additionally, the Compensation Committee believes these results demonstrate shareholders’ concurrence that the executive compensation program maintains an appropriate balance between utilizing responsible, measured pay practices and effectively ensuring the interests of the NEOs are incentivized by, and aligned with, the creation of long-term value for the Company’s shareholders. Consequently, the Compensation Committee intends to continue following the executive compensation philosophy, policies and practices it has historically utilized, and update certain compensation elements from time to time as market compensation trends evolve to remain competitive and recruit and retain top talent.
97.6% Shareholder Approval	Shareholders demonstrated strong support of our executive compensation program, with 97.6% of the votes cast approving our “say-on-pay” proposal at our 2023 annual meeting of shareholders.
Employment Agreements
Mr. Ferguson
Mr. Ferguson’s initial employment agreement with the Company commenced in November 2013 and was amended and restated in September 2016 and was subsequently amended on October 3, 2018, solely to clarify compliance with Section 409A of the Internal Revenue Code. On October 3, 2019, Mr. Ferguson entered into the Second Amended and Restated Employment Agreement (the “Second Amended CEO Agreement”) with the Company, which extended Mr. Ferguson’s employment term for an additional three years that expired on October 3, 2022, subject to automatic extensions for successive one-year periods unless either the Company or Mr. Ferguson gives written notice to the other at least one hundred twenty (120) days before such extension would otherwise occur of the Company’s or Mr. Ferguson’s election not to extend the term.
Mr. Ferguson’s employment agreement provides for certain severance payments and benefits following a termination of employment under certain circumstances. These benefits are described below in the section titled “Potential Payments upon Termination or Change in Control.”
Mr. Schlom
Mr. Schlom entered into an employment agreement with the Company on November 4, 2020, which had an initial term of three years that expired on November 4, 2023, but is subject to automatic one-year extensions for successive periods unless either the Company or Mr. Schlom provides written notice to the other at least one hundred twenty (120) days before such extension would otherwise occur

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EXECUTIVE COMPENSATION
of the Company’s or Mr. Schlom’s election not to extend the term. On March 26, 2024, Mr. Schlom notified the Company that he would complete the term under his existing employment agreement and then will retire from his role as the Company’s Senior Vice President and Chief Financial Officer, effective November 4, 2024.
Mr. Russell
Mr. Russell entered into an employment agreement with the Company on March 10, 2022, which has an initial term of two years, which expired on March 10, 2024, but is subject to automatic one-year extensions for successive periods unless either the Company or Mr. Russell gives written notice to the other at least one hundred twenty (120) days before such extension would otherwise occur of the Company’s or Mr. Russell’s election not to extend the term.
All of the employment agreements above provide for: (i) a base salary, to be reviewed annually, which the Board and/or the Compensation Committee may adjust at its discretion; (ii) eligibility for an annual equity award under the Company’s 2023 Plan; and (iii) an annual cash incentive opportunity to be based upon individual and/or Company performance criteria that the Board and/or the Compensation Committee establishes for each fiscal year, with a target annual cash incentive expressed as a percentage of base salary. Messrs. Ferguson, Russel, and Schlom are each subject to covenants prohibiting: (i) during or after employment, the disclosure of confidential information; (ii) during employment and the twelve (12)-month period thereafter, competition, solicitation of customers or employees, interference with business relationships, purchase of Company shares during a blackout period except as permitted by the Board or through the Company’s employee stock purchase plan, disparagement of the Company, or entering into a transaction with the Company; and (iii) ownership of any intellectual property or property conceived or developed during his employment or the 6-month period thereafter, (the “Employment Agreement Terms and Conditions.”)
Ms. Mackey and Mr. Stovall do not have employment agreements with the Company. All of our NEOs will receive certain severance payments and benefits following a termination of employment under various circumstances pursuant to the terms set forth in the Company’s Executive Officer Severance Plan, as more fully described below in the sections titled “Executive Officer Severance Plan” and “Potential Payments upon Termination or Change in Control.”
Fiscal Year 2024 Executive Compensation Components
For the fiscal year ended February 29, 2024, the principal components of compensation for NEOs were:
Category	Compensation Element	Description
CASH	Base Salary
Fixed annual cash compensation based upon experience and the responsibilities of the position. Reviewed annually for potential adjustments based on market rates for each position, individual performance and scope of responsibilities.

Annual Incentive Opportunity
Annual cash incentive for achievement of specific annual financial operating results and a qualitative component relating to the execution of individual performance goals which are consistent with completing AZZ’s fiscal year 2024 strategic business transformation objectives specifically tailored to each NEO’s specialized skill set.

LONG-TERM INCENTIVES	Restricted Stock Units
Vest ratably over a three-year period. Settled in shares of AZZ Common Stock. Dividend equivalents accrue with respect to dividends awarded during the vesting period and are not paid and settled until the underlying award vests.

Performance Share Units
Three-year pre-determined financial performance metric settled in shares of AZZ Common Stock. Dividend equivalents accrue during the vesting period and are not paid and settled until the underlying award vests.

RETIREMENT	401(k)Plan
Qualified 401(k) plans that are generally available to all U.S. employees. For NEOs other than Mr. Russell, the Company matches 100% of the first 1% and 50% of contributions between 2% and 6% (with a potential total Company match of 3.5%). Mr. Russell participates in a separate 401(k) plan that we maintain for legacy Precoat Metals employees, under which the Company matches 100% of the first 3% and 50% of contributions between 4% and 5% (with a potential total Company match of 4%).

52	2024 Proxy Statement

EXECUTIVE COMPENSATION
Category	Compensation Element	Description
OTHER	Employment Agreements	Sets standard benefits for an NEO and the CEO in the event of termination of employment from the Company.
	Executive Severance Plan	Sets standard benefits for executives in the event of severance or upon a change in control (for all NEOs except for the Company’s CEO).
	Change-in-Control Terms	Sets change-in-control benefits for the Company’s CEO upon a change in control pursuant to this employment agreement, and other NEOs pursuant to the Executive Severance Plan.
	Other Benefits	Executive supplemental disability insurance, financial planning services and annual physical exam.
Base Salary
The Company provides executive officers and other employees with a base salary to compensate them for services required by their respective level of job responsibilities. Base salaries for our NEOs are determined for each executive based on his or her position and areas of responsibility and factors in experience and external market data for their position. Base salaries are designed so that pay opportunities for a given position recommended by Meridian are within plus or minus 10% of the median market base salary of the Company’s industry peer group.
During its review of base salaries for executives, the Compensation Committee primarily considers:
•
market data and advisory services periodically provided by Meridian, the Compensation Committee’s external compensation consultant;

•
internal data regarding the executive’s compensation, both individually and relative to other executive officers; and

•
individual performance of the executive.

Salary levels are typically considered annually as part of the Company’s performance review process, as well as upon a promotion or upon other changes in job responsibilities. Annual salary increases are not guaranteed and do not automatically occur each year.
The following table details the NEOs’ base salaries for the fiscal year ended February 29, 2024.
Name	FY2023 Base Salary	Percent Change	FY2024 Base Salary	Actual Base Salary Earned During FY2024
Thomas E. Ferguson	$940,256	0%	$940,256	$940,256
Philip Schlom	$420,613	0%	$420,613	$420,612
Tara D. Mackey	$390,931	6%	$414,387	$410,478
Kurt Russell (1)	—	—	$463,500	$478,731(2)
Bryan Stovall	$424,463	6%	$449,931	$445,686

(1)
Mr. Russell was not an NEO during fiscal year 2023.

(2)
Mr. Russell received an extra payment during fiscal year 2024 as the Precoat Metals segment is paid bi-weekly as compared to all the other NEOs whom are paid bi-monthly.

In determining annual salary increases, if applicable, and also in determining short-term cash incentive awards under the Company’s STI Plan and long-term incentive equity awards under the Company’s 2014 Long Term Incentive Plan (the “2014 Plan”), for the NEOs for fiscal year 2024, the Compensation Committee utilized qualitative factors to evaluate their performances and recognize their contributions and leadership during fiscal year 2024. In particular, the Compensation Committee considered each officer’s contributions to achieving the following: (i) completion of AZZ’s strategic transformation plan for fiscal year 2024; (ii) the ability of the executive officers to effectively execute on their respective operating budgets and various business segment goals for the year; (iii) completing several corporate and operational excellence initiatives including paying down debt, improving net working capital, and refinancing the Company’s debt; (iv) reducing inventories; and (v) effectively integrating the Precoat Metals business segment operations and internal controls into the Company’s public company discipline and practices. The Compensation Committee also considered issues of relative amounts paid and awarded to each NEO as a matter of internal equity.
The amount of each officer’s salary and incentive awards was based on the CEO’s subjective evaluation of each officer’s performance, the relative responsibilities of the officers and the Compensation Committee’s sense of fair and equitable distributions of salaries and incentive awards. The Compensation Committee also considered comparable market compensation data from similarly situated officers of companies against which the Compensation Committee believes the Company competes for talent and from the Company’s 2024 industry peer group discussed above.

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EXECUTIVE COMPENSATION
In assessing the NEO’s performance evaluation, the Compensation Committee considered and acknowledged the following individual performance achievements for fiscal year 2024:

Mr. Ferguson	FY2024 Performance Results

•
Led the successful integration of the Precoat Metals segment that transformed AZZ from a diverse holding company into a focused metal coatings solutions company.

•
Led AZZ in generating its 37th consecutive year of profitability, exceeded its fiscal year 2024 operating plan resulting in record annual sales for both business segments, adjusted EBITDA of $333.6 million, adjusted EPS of $4.53, and $244.5 million in cash flows from operations.

•
Supported the advancement of AZZ’s ESG commitments by integrating ESG initiative status updates into the Company’s quarterly business review process, which increased accountability and quarterly focus on the Company’s ESG targets.

•
Increased diversity among the AZZ Leadership Team from 11% to 20%.

•
Continued growth of the leadership bench through robust succession planning, training and development programs.

Mr. Schlom	FY2024 Performance Results

•
Successful repricing of the Company’s Term Loan B twice during the fiscal year, and Repricing of the $400 million Revolving Credit Facility, which reduced margins on both tranches of debt, providing interest savings opportunities of over $11 million annually.

•
Led working capital initiatives that allowed the Company to exceed the targeted debt reduction of $75 million to $100 million, by reducing debt by $115 million and funding the Washington, Mo new build land and builds of approximately $35 million that was originally earmarked to be funded through a sales-lease back transaction.

•
Continued to develop and improve our risk management protocols by reducing total cost of insurance while maintaining lines of coverage.

Ms. Mackey	FY2024 Performance Results

•
Successfully managed all legal matters for the Company including the resolution of three material long tenured non-ordinary course legal matters and two class action lawsuits.

•
Advanced AZZ’s ESG initiatives, improved the Company’s ESG ratings, significantly increased ESG data collection and disclosures, engaged in ESG shareholder engagement discussions and completed and published AZZ’s third ESG Report.

•
Successfully led five Industrial Assessment Center (“IAC”) audits during FY2024 to identify several energy efficiency enhancement capital investment projects resulting in future energy costs savings and eligibility to federal grant money to fund a portion of the associated ESG capital improvements.

•
Provided legal support for the refinancing of AZZ’s credit facility and its Term Loan B during the fiscal year, as well as prepared and filed an omnibus shelf registration for the Company’s common stock.

•
Managed the AZZ Cares Foundation, including applications for assistance, grants, annual registrations and filings.

54	2024 Proxy Statement

EXECUTIVE COMPENSATION

Mr. Russell	FY2024 Performance Results

•
Successfully led AZZ’s Precoat Metals segment to achieve record sales and EBITDA of $881.4 million and $167.5 million, respectively.

•
Navigated softer market conditions and an inflationary environment to maintain share position and achieve record financial performance.

•
Successfully led the integration of Precoat Metals into AZZ, while continuing to deliver strong results and develop/execute a robust succession plan.

•
Successfully executed initial phases of the greenfield aluminum coil coating line in Washington, MO on budget and on schedule.

Mr. Stovall	FY2024 Performance Results

•
Successfully led AZZ’s Metal Coatings segment to achieve record sales and EBITDA of $656.2 million and $191.2 million, respectively.

•
Led another year of record production for hot dip galvanized steel and maintained profit margins while navigating inflationary cost increases in labor and raw materials, including zinc.

•
Continued to build a deeper bench and develop capable leaders within the Metal Coatings segment to ensure sustained longevity and success.

•
Successfully completed collaborative training with operations and sales to optimize operational efficiency, enhance communication channels, and drive growth initiatives.

Performance-Based Incentive Compensation
The STI Plan is an annual cash incentive program that provides the Compensation Committee the flexibility to reward high performance for the achievement of annual performance goals by NEOs, increase shareholder value and allow key employees to share in the annual growth and profitability of the Company. The STI Plan provides guidelines for the eligibility, minimum thresholds and maximum payouts, and calculation of annual cash incentive awards based upon predetermined performance metrics.
At the beginning of each fiscal year, the Compensation Committee approves the group of employees who are eligible to participate in the Company’s STI Plan for that fiscal year and the total target award pool. Each participant’s responsibilities and potential impact on the Company’s operations are factored into their respective target award opportunities that are established as a percentage of base salary. For fiscal year 2024, the Compensation Committee approved annual short-term incentive target award opportunities that ranged from 60% to 100% of base salary for the Company’s NEOs. The target annual short-term incentive opportunity for each NEO in fiscal year 2024 is set forth in the following table:
Named Executive Officer	FY2024 Target %
Thomas E. Ferguson	100%
Philip A. Schlom	70%
Tara D. Mackey	60%
Kurt Russell	80%
Bryan Stovall	80%
Each NEO may earn a maximum of 200% of his or her annual short-term incentive target award opportunity as a percentage of his or her base salary. Based on the table above, the maximum award payments under the STI Plan may not exceed 200% of base salary for Mr. Ferguson, 160% of base salary for Messrs. Russell and Stovall, 140% of base salary for Mr. Schlom, and 120% of base salary for Ms. Mackey. Payments made under the Company’s STI Plan could be forfeitable and must be repaid to the Company by the applicable NEO under certain circumstances more fully described in the Company’s Compensation Recovery Policy and the Executive Officer Incentive Compensation Recovery Policy. See page 63 of this Proxy Statement for a detailed explanation.

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EXECUTIVE COMPENSATION
Modifications to the STI Plan Minimum Thresholds for Payout
For fiscal year 2024, the Compensation Committee consulted with Meridian (the Compensation Committee’s consultant) and Mercer (US) Inc. (the Company’s compensation consultant) to determine best practices related to short-term annual cash incentive threshold benchmarking. After review, analysis and careful consideration of the Company’s historical annual performance metrics and targets, the Compensation Committee determined that it was best practice to set a higher minimum performance achievement threshold before any bonus was paid and to reduce the maximum payout threshold.
Historically, the Company’s STI Plan began paying participants upon achieving 51% of the performance metric target with the potential to payout a maximum of 200% of each participant’s incentive opportunity by achieving at least 125% of the participant’s annual performance target. For fiscal year 2024, the Compensation Committee increased the minimum payout threshold from 51% to 81 % of the performance metric target with a maximum payout of 200% if the participant’s achieved a performance level of at least 120% of the participant’s annual performance target as illustrated in the table below.
Award payments are calculated (as a percentage of the target award opportunity) with respect to each applicable performance metric, based on the percentage of performance target achieved in accordance with the following schedule:
% of Performance Target Achievement		% of Target Bonus Opportunity Earned
FY2023	FY2024
<51	<81	0%
100	100	100%
125	120	200%
Beginning in FY2024, for every percentage point increase in the percentage of the performance target achieved, the percentage of target bonus opportunity earned increased by five percentage points between the minimum payment thresholds and the target bonus opportunity.
As described below, the Compensation Committee determines the percentage of the performance target that has been achieved for each performance metric assigned to each NEO and the corresponding percentage of the target bonus opportunity earned. For example, if the Compensation Committee sets a target cash award of $10,000 based upon achievement of a target level of diluted earnings per share of $1.00 and if the Company’s actual earnings per share is $1.10, the Compensation Committee would determine that the recipient of the award had achieved 110% of his target performance metric and would be entitled to a cash bonus of 150% of his STI target cash award resulting in a cash award of $150,000.
Fiscal Year 2024 STI Plan Performance Metrics
Our STI Plan performance metrics are designed to drive shareholder value creation. For fiscal year 2024, the Compensation Committee assigned quantitative and qualitative performance goals for the year that relate to the following: (i) completion of AZZ’s strategic transformation plan for fiscal year 2024; (ii) the ability of the executive officers to effectively execute on their respective operating budgets and various business segment goals for the year; (iii) completing several corporate and operational excellence initiatives including paying down debt, improving net working capital, and refinancing the Company’s debt; (iv) reducing inventories; and (v) effectively integrating the Precoat Metals business segment operations and internal controls into the Company’s public company discipline and practices. Levels for adjusted earnings per share; cash flow; business segment earnings; interest, taxes, depreciation and amortization (“EBITDA”); and business segment cash flow were set and approved in alignment with the Company’s strategic plan, and expectations set and approved by the Compensation Committee regarding the Company’s annual operating budget based upon various market conditions.
Each NEO also has an individual qualitative performance metric, which comprises the final component of the annual STI performance target. This qualitative performance metric is discretionary, and subject to the same 0% to 200% payout range as the financial performance metrics. The amounts awarded to the NEOs under the qualitative metrics are influenced by the quantitative performance assessment of each officer and the Company’s performance in an effort to ensure executives are appropriately compensated for demonstrating behaviors that are consistent with AZZ’s business objectives and core values.
The chart below shows the performance metrics, the weight of each performance metric and target performance goals assigned to each NEO, and the actual percentage of target performance achieved for fiscal year 2024:

56	2024 Proxy Statement

EXECUTIVE COMPENSATION
Named Executive Officer	Weight	Performance Measure	FY2024 Target Performance Goal	FY2024 Achieved Performance	% of Target Performance Achieved
Mr. Ferguson	50%	Adjusted Earnings Per Share (“Adjusted EPS”)(1)	$4.15	$4.13	99.5%
	25%	FY2024 Cash Flow(2)	$106,100,000	$149,400,000	140.8%
	25%	Qualitative(3)			130%
Mr. Schlom	60%	Adjusted EPS(1)	$4.15	$4.13	99.5%
	25%	FY2024 Cash Flow(2)	$106,100,000	$149,400,000	140.8%
	15%	Qualitative(3)			110%
Ms. Mackey	60%	Adjusted EPS(1)	$4.15	$4.13	99.5%
	25%	FY2024 Cash Flow(2)	$106,100,000	$149,400,000	140.8%
	15%	Qualitative(3)			150%
Mr. Russell	20%	Adjusted EPS(1)	$4.15	$4.13	99.5%
	15%	FY2024 Cash Flow(2)	$106,100,000	$149,400,000	140.8%
	25%	Precoat Metals Segment EBITDA(4)	$170,200,000	$169,700,000	99.7%
	25%	Precoat Metals Segment Cash Flow(5)	$122,300,000	$152,900,000	125%
	15%	Qualitative(3)			100%
Mr. Stovall	20%	Adjusted EPS(1)	$4.15	$4.13	99.5%
	15%	FY2024 Cash Flow(2)	$106,100,000	$149,400,000	140.8%
	25%	Metal Coatings Segment EBITDA(4)	$182,500,000	$196,700,000	138.7%
	25%	Metal Coatings Segment Cash Flow(5)	$129,300,000	$189,700,000	200%
	15%	Qualitative(3)			100%

(1)
Adjusted EPS is a non-GAAP measure. See Appendix A for a reconciliation of Adjusted EPS to the most comparable GAAP measure.

(2)
Consolidated Cash Flow from operations minus consolidated capital expenditures.

(3)
Based on the CEO and the Compensation Committee’s review of the NEOs individual and collective performance, the Committee approved various discretionary individual performance payouts for the NEOs ranging between 100% to 150% of award targets. This decision took into account the Company’s performance against annual performance goals, the strong individual and collective performances across different corporate functions and all aspects of the business, and the value created for the Company’s shareholders during fiscal year 2024.

(4)
Segment Adjusted EBITDA is calculated as earnings excluding depreciation, amortization, interest, provision for income taxes, acquisition expenses, transaction related expenses and certain non-ordinary course legal settlements and accruals.

(5)
Segment Cash Flow is calculated as cash flow from operations for each business segment minus the respective segment’s fiscal year annual capital expenditures.

Upon completion of each fiscal year, the Compensation Committee assesses the actual achieved performance of the Company against each performance objective to determine the percentage of target performance achieved. Actual performance achieved was based upon our audited financial results and on the percentage of target performance achieved by each NEO. Awards made to our NEOs under the STI Plan for performance in fiscal year 2024 are reported in the column titled “Non-Equity Incentive Plan Compensation” of the Summary Compensation Table of this Proxy Statement on page 65 and also detailed in the following table:
Named Executive Officer	Target as a % of Base Salary	Actual Payout as % of Base Salary	Target Amount ($)	Actual Payout ($)(1)
Thomas Ferguson	100%	131.3%	940,256	1,234,556
Philip Schlom	70%	125.1%	294,429	368,213
Tara D. Mackey	60%	131.1%	248,632	322,783
Kurt Russell	80%	139.1%	370,800	515,857
Bryan Stovall	80%	149.2%	359,945	531,953

(1)
Actual payout is based upon actual base salary earned during fiscal year 2024 multiplied by the actual payout percentage.

57

EXECUTIVE COMPENSATION
Long-Term Incentive Compensation
Our long-term equity compensation is granted on an annual basis to our executive officers and is designed to align the interests of management with those of our shareholders. Awards, including those granted in fiscal year 2024, were made under the Company’s 2014 Plan which was previously approved by shareholders and allows the Company to grant stock options, stock appreciation rights (“SARs”), restricted shares, RSUs, performance awards (including PSUs) and other stock-based awards. The AZZ Inc. 2023 Long-Term Incentive Plan (the “2023 Plan”) was approved by our shareholders on July 11, 2023 at last year’s annual meeting, and succeeded the 2014 Plan. As the date of such approval of the 2023 Plan, no further grants were permited or will be made under the 2014 Plan.
The purpose of our long-term incentive compensation program is to:
•
align the interests of executive officers with our shareholders;

•
provide an opportunity for increased equity ownership in the Company by directors and executives as well as key management that is being trained and developed for future succession planning purposes;

•
maintain competitive levels of total compensation with the Company’s industry peer group; and

•
facilitate compliance with the Company’s Stock Ownership Guidelines, which requires AZZ’s executive officers and directors to hold shares of AZZ’s Common Stock.

During fiscal year 2024, the compensation program for our executive officers included long-term equity awards with a target value based upon a percentage of each NEO’s base salary, which were awarded in the form of 50% RSUs and 50% PSUs all of which were granted under the 2014 Plan. The RSUs and PSUs accrue dividend equivalents during the restricted vesting period or performance cycle, as applicable, which will not be paid, unless and until, the underlying award vests. If the underlying award vests, the accrued dividend equivalents will be paid either in cash or shares of AZZ Common Stock at the discretion of the Compensation Committee.
On April 28, 2023, the Compensation Committee approved an aggregate award pool of 112,789 RSUs and 74,107 PSUs to certain officers and employees of the Company under the 2014 Plan. The RSUs vest ratably during a three-year period from the grant date, with one-third of the RSUs vesting on each of the first, second and third anniversaries of the grant date beginning on April 28, 2024 and are settled in shares of AZZ Common Stock. The PSUs cliff vest at the end of each three-year performance cycle based on the Company’s TSR performance relative to the Company’s industry peer group’s TSR over the performance cycle and are settled, if at all, in shares of AZZ Common Stock.
Annual RSU target award levels are determined based on market data provided by Meridian and vary among participants based on their positions and responsibilities within the Company, and are granted on the first open trading window day following the Company publicly announcing its financial results for the prior full fiscal year. To determine target awards of RSUs, the Compensation Committee first establishes a target value to be delivered to each NEO through long-term equity awards. In setting target value, the Compensation Committee considered various factors, including the following:
the practice of granting annual equity awards every year after annual financial operating results are released;	the emphasis placed on equity in the mix of total compensation;
the officer’s experience and performance;	the scope, responsibility and the potential business impact of the NEO’s position;
the perceived retention value of the total compensation package in light of the competitive labor market;	alignment with AZZ’s compensation philosophy and objectives;
cost and dilution impact;	grant practices and award structures of our industry peer group; and
Position and peer data analytics and advice from Meridian.
No particular weighting was assigned to the factors described above in the determination of the total target value for fiscal year 2024.
Once the target values of RSU and PSU awards were established for each executive officer based upon a percentage of his or her salary, the Compensation Committee determined the number of shares to be awarded to the NEOs by utilizing a 30-day average closing stock price of the Company’s Common Stock from the last trading day preceding the date of grant. Pursuant to both our 2014 Plan and the 2023 Plan, if an NEO voluntarily leaves the Company before his or her award vests, the NEO will forfeit the unvested portion of the award. The number and value of RSUs and PSUs granted to each NEO in fiscal year 2024 is reported in the “Grants of Plan Based Awards” table on page 67 of this Proxy Statement.

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EXECUTIVE COMPENSATION
Fiscal Year 2024 Performance Share Units
For fiscal year 2024, the Company granted target PSUs to the NEOs that have a three-year performance cycle (March 1, 2023 to February 28, 2026) and will vest and become payable, if at all, on the third anniversary of the award date, with payments to be settled in shares of the Company’s Common Stock (the “FY2024 PSUs”). Payments under the PSUs will be based on the Company’s TSR relative to the TSR of its industry peer group companies over the three-year performance cycle. The Company’s industry peer group is described in detail beginning on page 49 of this Proxy Statement. The TSR performance metric is defined below.
The Company’s industry peer group companies and AZZ will be ranked according to their performance at the end of the three-year period. AZZ’s percentile ranking will be calculated as follows:
Award recipients will not be entitled to receive any payment under the FY2024 PSUs unless AZZ’s TSR performance ranks in the 25th percentile or higher as compared to its industry peer group for the relative performance cycle. Within these constraints, payments under the FY2024 PSUs will be determined as follows:
TSR % Ranking Achieved(1)	% of Target Award Payout
<25%	0%
25%	50%
50%	100%
100%	200%

(1)
The percentage of target award payout earned under the FY2024 PSUs will be interpolated for performance percentiles that fall between the threshold and maximum percentages shown above.

The FY2024 PSU target awards that vest at the end of the three-year performance cycle with potential payouts ranging from 0% to 200%. Upon completion of the three-year performance cycle ending on February 28, 2026, the Compensation Committee will determine the amount of TSR performance achieved by the Company based on the Company’s audited financial statements relative to its industry peer group for the same period.
RSUs and PSUs granted under the 2014 Plan (which is now frozen as to new awards) include dividend equivalents, which are intended to provide the recipient of these awards with the benefits of dividends paid on the underlying shares of AZZ Common Stock during the vesting period. Dividend equivalents are calculated based upon the dividends paid by the Company during the vesting period of the applicable award and are paid only upon the vesting of the underlying equity award, and such dividend equivalents may be paid in either cash or shares of AZZ Common Stock. Recipients of the RSUs and PSUs have no rights with respect to accrued dividend equivalents unless and until the vesting of the underlying award.
The following table sets forth the number of target award RSUs and PSUs granted to each NEO in fiscal year 2024. The Compensation Committee determined a dollar value amount of RSUs and PSUs that it desired to grant each NEO based on a percentage of each NEO’s base salary. This dollar value amount was then divided by the 30-day average closing stock price of the Company’s Common Stock from the last trading day preceding the date of grant (April 28, 2023), which was $39.27, to determine the number of shares to be granted.

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EXECUTIVE COMPENSATION
Name	% of Base Salary	TOTAL RSU Grant Value(1)	Number of RSUs	Total PSU Grant Value(1)	Number of PSUs at Target
Thomas Ferguson	225(2)	$1,057,620	26,932	$1,057,620	26,932
Philip Schlom	100	$210,252	5,354	$210,252	5,354
Tara D. Mackey	100(2)	$207,149	5,275	$207,149	5,275
Kurt Russell	100	$231,693	5,900	$231,693	5,900
Bryan Stovall	100	$224,899	5,727	$224,899	5,727

(1)
Grant values vary from the values in the Summary Compensation Table because grant values represent the dollar value of the target grant values that the Compensation Committee awarded based on a percentage of each NEOs base salary, which was then divided by the 30-day average closing stock price of the Company’s Common Stock on the last trading day preceding the date of grant to determine the number of shares awarded. The values in the Summary Compensation Table represent the fair market value of the award calculated by the different methodology as set forth in FASB ASC Topic 718.

(2)
The Compensation Committee approved adjusting the total target value of RSUs and PSUs for Mr. Ferguson and Ms. Mackey from 200% to 225% and 85% to 100% of their base salaries, respectively, to align them with the market median as recommended by Meridian.

Modifications to PSU Awards for Fiscal Year 2025
The Company will be modifying the performance metrics for the PSUs that will be granted to the NEOs in FY2025 by making the following change:
•
Performance metrics for PSUs will be measured 50% on relative TSR as presented and defined above and 50% on Adjusted Return on Investment Capital (“Adjusted ROIC”) rather than current practice of measuring 100% on relative TSR. The Compensation Committee determined that utilizing relative TSR and adjusted ROIC is more consistent with the Company’s industry peer group companies. Adjusted ROIC is defined as:

•
The components above may be adjusted with the approval of the Compensation Commitee for items such as: M&A costs; asset impairment; restructuring costs; or major changes to Federal or State tax laws.

•
The same as TSR, Adjusted ROIC will be measured at the end of the three-year performance cycle.

•
The percentage of Adjusted ROIC target goal achieved will be calculated as:

Actual Adjusted ROIC
--------------------
Target ROIC
•
A payout percentage will be calculated for each metric (TSR and Adjusted ROIC) and then averaged to determine total PSU vesting percentage.

Benefits and Perquisites
The Company provides benefits to its salaried employees including health care coverage, life and long-term disability insurance benefits, 401(k) matching contributions, and reimbursement for educational expenses. In addition to the aforementioned benefits provided to all employees generally, the Company provides the NEOs with nominal perquisites that the Company and the Compensation Committee believe are reasonable and consistent with the Company’s overall conservative compensation program to better enable the Company to attract and retain superior talent for key leadership positions. These perquisites include reimbursement of costs associated with club membership dues, executive physical exams, executive supplemental disability insurance and tax gross ups on relocation expenses. The Compensation Committee annually reviews the levels of benefits and perquisites provided to the Company’s NEOs.
Severance Benefits
On October 8, 2021, the Board of Directors of the Company adopted the AZZ Inc. Executive Officer Severance Plan (the “Executive Severance Plan”), effective October 11, 2021, which replaced the AZZ Inc. Severance Plan and provides severance pay and benefits under certain circumstances to eligible active, full-time executive employees of the Company and its U.S. subsidiaries, including the Company’s

60	2024 Proxy Statement

EXECUTIVE COMPENSATION
executive officers, other than certain NEOs to the extent their severance benefits are set forth in their respective employment agreements, as discussed under the headings titled “Employment Agreements” (above) and “Potential Payments Upon Termination, Death, Disability or Change in Control” (below). The Executive Severance Plan provides for the payment of severance pay and benefits to eligible executive employees in the event of an involuntary termination of employment by the Company without cause or by the eligible executive employee for good reason.
Additionally, the Company has entered into a change in control agreement with Mr. Ferguson. Mr. Ferguson’s Change in Control Agreement and the change in control provisions of the Executive Severance Plan for the other NEOs, are designed to promote stability and continuity of executive management. Information regarding applicable payments under these arrangements for our NEOs is provided under the headings titled “Employment Agreements” (above) and “Potential Payments Upon Termination or Change of Control” (below) of this Proxy Statement. The Company does not have any arrangement providing for tax gross up payments of any compensation elements with any of our executive officers, including for severance and change in control benefits, except for relocation expenses, which is available to all employees.
Retirement and Other Benefits
Although we maintain a frozen qualified defined benefit retirement plan for certain grandfathered Precoat Metals employees, none of our NEOs participate in that plan, and it does not allow any additional employees to become participants. Instead, eligible Company employees, including NEOs, may participate in one of two tax-qualified 401(k) plans that we maintain.
The NEOs (other than Mr. Russell) participate in the AZZ Inc. Employee Benefit Plan and Trust (the “AZZ Plan”). The AZZ Plan is a tax-qualified savings plan pursuant to which eligible employees, including the NEOs (other than Mr. Russell), can contribute a portion of their annual salary on a pre-tax, Roth and/or after-tax basis. The Company matches pre-tax and Roth contributions at a rate of 100% of the first 1% of eligible pay contributed, and 50% of contributions between 2% and 6% of eligible pay. Company matching contributions are fully vested after two years of service. Although the AZZ Plan also permits us to make discretionary employer profit sharing contributions, we have not made those types of contributions in several years.
Mr. Russell does not participate in the AZZ Plan, and instead participates in the Precoat 401(k) Plan, a separate 401(k) plan we maintain for our legacy Precoat Metals employees. The Precoat 401(k) Plan is a tax-qualified savings plan pursuant to which eligible employees, including Mr. Russell, can contribute a portion of their annual salary on a pre-tax basis. For nonunion employees, including Mr. Russell, the Company matches employee contributions at a rate of 100% of the first 3% of eligible pay contributed, and 50% of contributions between 4% and 5% of eligible pay. Company matching contributions are fully vested immediately. Although the Precoat 401(k) Plan also permits us to make discretionary employer profit sharing contributions for nonunion employees, we have not made those types of contributions in the past.
Employee Stock Purchase Plan
On January 18, 2018, the Company’s Board of Directors approved the AZZ Inc. 2018 Employee Stock Purchase Plan (the “2018 ESPP”). The 2018 ESPP succeeded the Company’s 2008 Employee Stock Purchase Plan that expired in 2018. The 2018 ESPP allows eligible employees of the Company, including NEOs, to purchase shares of the Company’s Common Stock, two times per year, at a 15% discount through accumulated payroll deductions. Offerings under the 2018 ESPP have a duration of 24 months. Participation in the 2018 ESPP is entirely voluntary. Under the 2018 ESPP, employees are permitted to contribute 0% to 10% of their pay on an after-tax basis for a maximum contribution limit in any one year of $21,250 (85% of $25,000) and may not purchase more than 5,000 shares during any offering period. Participants may terminate or decrease their payroll deductions during an enrollment period by withdrawing the accumulated payroll deductions at any time prior to the end of the offering period.
Tax and Accounting Implications
Deductibility of Executive Compensation
As part of its role, the Compensation Committee reviews and considers limits on the deductibility of certain executives’ compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended. Generally, Section 162(m) disallows a tax deduction for a publicly held corporation for compensation exceeding $1,000,000 in any taxable year paid to a 162(m) covered employee. For this purpose, the definition of “covered employee” includes (i) the principal executive officer and the principal financial officer (or an individual acting in such a capacity); (ii) the three other most highly compensated executive officers; and (iii) anyone who previously was considered a 162(m) covered employee for any tax year beginning after 2016.

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EXECUTIVE COMPENSATION
Although the Compensation Committee does consider tax deductibility of covered employees’ compensation, it believes that the tax deduction is only one of several relevant considerations in setting compensation. Accordingly, where it is deemed to be in the Company’s best interests, e.g., to attract and retain executive talent, to compete successfully and to motivate our senior executives to achieve the goals inherent in our business strategy, the Compensation Committee may approve compensation to Section 162(m) covered employees that exceeds the limits of tax deductibility.
In addition, Section 4999 and Section 280G of the Internal Revenue Code provide that executives could be subject to additional taxes if they receive payments or benefits that exceed certain limits in connection with a change in control of the Company and that the Company could lose an income tax deduction for such payments. The Company has not provided any executive with tax gross ups or other reimbursement for tax amounts that the executive might be required to pay under Section 4999.
Compensation-Related Risk Management
The Compensation Committee, and the Board of Directors, believes the Company’s compensation policies and practices for its NEOs, and those relating to all employees generally across the Company, are reasonably unlikely to create inappropriate management risk-taking that could potentially have a material adverse effect on the Company. The Compensation Committee believes that, the Company’s compensation policies and practices are well-balanced between the cash/equity mix utilized to provide incentives to achieve both short-term and long-term business objectives that benefit the Company. This practice is considered appropriate to help ensure a reasonable relationship between the annual and long-term compensation elements, and it is not considered to create incentives for excessive or imprudent risk-taking by management. To the contrary, the Compensation Committee believes that the Company’s compensation policies and practices serve to ensure a long-term value creation focus by management.

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EXECUTIVE COMPENSATION
Stock Ownership Guidelines for Executive Officers
The Company’s Board of Directors adopted stock ownership guidelines many years ago, which require AZZ’s executive officers to hold a minimum amount of Company stock equal in value to a multiple of their respective annual base salaries. For purposes of meeting this target, all shares purchased by an executive officer are considered in the determination of compliance with this policy, including shares held under AZZ’s 2018 ESPP. Unvested RSUs and PSUs are not counted towards the ownership requirement. The Board of Directors believes that this ownership requirement encourages the alignment of executive and shareholder interests by requiring executives to acquire and maintain a meaningful stake in the Company. The stock ownership guidelines are set by the Compensation Committee as a result of a competitive analysis prepared by Meridian and reviewed each year and updated as necessary. These guidelines described below include thresholds based on both market value of the shares as a multiple of base salary and on the number of shares held.
Position	Ownership Requirement
Chief Executive Officer	4 x Base Salary or a Minimum of 100,000 Shares
Chief Financial Officer, Chief Operating Officer, Chief Legal Officer, and Senior Vice Presidents	3 x Base Salary or a Minimum of 30,000 Shares
Vice Presidents and other Officers	1 x Base Salary or a Minimum of 7,500 Shares
The Compensation Committee intends for executive officers of the Company who are or become subject to these guidelines to achieve the applicable ownership guidelines within five years from the date the participant becomes subject to the guidelines. Executive officers joining AZZ, or who subsequently become executive officers due to a promotion, are encouraged to comply with the policy by the later of the date three years from the date the individual first becomes an officer as a result of promotion or the date five years from the date the individual was hired by AZZ. In the event an individual becomes subject to a new higher threshold due to a promotion (e.g., if a current Vice President is subsequently promoted to Chief Operating Officer), the individual is encouraged to comply with the new threshold by the later of the date three years from the date of such promotion or the date five years from the date the individual was originally hired by AZZ. Based upon the closing market price of AZZ Common Stock on February 29, 2024 of $72.80, Messrs. Russell and Schlom have not attained their required target level of stock ownership pursuant to the Company’s guidelines but are on track to comply with these guidelines within the applicable five-year period.
CLAWBACK POLICIES
AZZ is dedicated to performing with integrity and promoting accountability. We believe the Company must have the ability to recover performance-based compensation paid to executive officers and other key employees in circumstances where they have engaged in misconduct or in the event the Company is required to prepare a financial restatement. Accordingly, the Company has policies and provisions addressing recoupment of incentive based compensation from executive officers and certain other key employees. The policies discussed below supersede the AZZ Inc. Compensation Recovery Policy, previously adopted on January 20, 2016.
Executive Officer Incentive Compensation Recovery Policy
On June 29, 2023, our Board adopted the AZZ Inc. Executive Officer Incentive Compensation Recovery Policy (“Executive Clawback Policy”) to satisfy the requirements of Exchange Act Rule 10D-1 and NYSE listing rules by providing for the recovery by the Company from any current or former “Section 16 officer” as defined in Rule 16a-1(f) under the Exchange Act and including executive officers identified under Item 401(b) of Regulation S-K (“covered executives”) of any erroneously awarded compensation received on or after October 2, 2023 (as defined in the Executive Clawback Policy) in the event that the Company is required to prepare an accounting restatement (as defined in the Executive Clawback Policy). A copy of the Executive Clawback Policy is filed as Exhibit 97.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended February 29, 2024.
Compensation Recovery Policy
Prior to the adoption by the SEC and NYSE of the rules and listing standards discussed above, the Board had adopted the AZZ Inc. Compensation Recovery Policy on January 20, 2016 (“Compensation Recovery Policy”) to provide a mechanism for the recovery of certain incentive-based compensation from all former and current executive officers of the Company, as well as other key employees (collectively, the “Covered Persons”) should the Company be required to restate its financial statements due to material noncompliance with any financial reporting requirement, or a Covered Person engages in serious Misconduct (as defined in the Compensation Recovery Policy). On June 29, 2023, in conjunction with adopting the Executive Clawback Policy discussed above to recover incentive compensation as specified in SEC rules and NYSE listing standards definitions, the Board adopted an Amended and Restated Compensation Recovery Policy (“Amended Compensation Recovery Policy”) to reflect the coverage for recoupment from a Covered Person in addition to any recoupment

63

EXECUTIVE COMPENSATION
required under the Executive Clawback Policy. The Amended Compensation Recovery Policy provides for the recovery of awards granted within three years of a restatement of AZZ’s financial statements and within one year of the Misconduct of the Covered Person. A copy of the Amended Compensation Recovery Policy is filed as Exhibit 10.23 to the Company’s Annual Report on Form 10-K for the fiscal year ended February 29, 2024.
Insider Trading, Anti-Hedging and Anti-Pledging Policies
We require all executive officers to pre-clear transactions involving our Common Stock with the Company’s Chief Legal Officer. The Company’s Insider Trading Policy prohibits directors and executive officers from engaging in speculative or hedging and pledging transactions or short sales and trading in “puts” and “calls” involving AZZ Common Stock.
Compensation Committee Interlocks and Insider Participation
At the fiscal year ended February 29, 2024, the members of the Compensation Committee consisted of Messrs. McGough (Chair), Berce, Feehan, Grannum and Mses. Jackson and McCellon–Allen, none of whom is an employee of AZZ.
No member of the Compensation Committee (i) was an officer or employee of the Company or a subsidiary of the Company during fiscal year 2024, (ii) was formerly an officer or employee of the Company or a subsidiary of the Company or (iii) has any relationship relative to the Company that is required to be disclosed pursuant to Item 404 of Regulation S-K.
During fiscal year 2024, none of the Company’s executive officers served as (a) a member of a compensation committee of another company, one of whose executive officers served on the Company’s Compensation Committee, (b) a director of another company, one of whose executive officers served on the Company’s Compensation Committee or (c) a member of a compensation committee of another company, one of whose executive officers served as one of the Company’s directors.
Compensation Committee Report
The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and as set forth in this Proxy Statement. Based on such review and discussions, the Compensation Committee recommended to the Board of Directors of the Company that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended February 29, 2024.
Compensation Committee
Ed McGough, (Chair)
Daniel E. Berce
Daniel R. Feehan
Clive A. Grannum
Carol R. Jackson
Venita McCellon-Allen

64	2024 Proxy Statement

EXECUTIVE COMPENSATION TABLES
Summary Compensation Table
The table below summarizes the total compensation paid or earned by the NEOs for the fiscal year ended February 29, 2024 and the two prior fiscal years, if applicable to the individual.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards/ RSUs ($)(1)	Option /SARs Awards ($)	Non-Equity Incentive Plan Compensation ($)(2)	Change in Pension Value and Nonquali- fied Deferred Compensation Earnings ($)	All Other Compensation ($)(3)	Total ($)
Thomas E. Ferguson President & Chief Executive Officer	2024	940,256	—	2,172,335	—	1,234,556	—	33,829	4,380,976
	2023	932,794	—	2,146,657	—	1,119,353	—	29,977	4,228,781
	2022	870,608	—	2,052,510	—	1,190,991	—	27,159	4,141,268
Philip Schlom Senior Vice President & Chief Financial Officer	2024	420,612	—	431,853	—	368,213	—	19,341	1,240,020
	2023	411,469	—	520,031	—	315,391	—	17,519	1,264,410
	2022	363,125	—	356,316	—	312,863	—	30,979	1,063,283
Tara D. Mackey Chief Legal Officer & Secretary	2024	410,478	—	425,482	—	322,783	—	13,665	1,172,408
	2023	387,828	—	421,986	—	289,708	—	13,378	1,112,900
	2022	370,508	—	362,649	—	293,980	—	10,699	1,037,836
Kurt Russell Chief Operating Officer – Precoat Metals	2024	478,731	—	475,894	—	515,857	—	3,565	1,474,047
	2023	—	—	—	—	—	—	—	—
	2022	—	—	—	—	—	—	—	—
Bryan Stovall Chief Operating Officer – Metal Coatings	2024	445,686	—	461,940	—	531,953	—	14,126	1,453,705
	2023	418,032	—	524,800	—	550.130	—	14,424	1,507,386
	2022	364,584	—	348,887	—	310,464	—	11,767	1,035,702

(1)
The amounts in this column represent the grant date fair value of the RSU and PSU awards at target performance, calculated pursuant to FASB ASC Topic 718. For PSU awards based on relative TSR, the fair value is estimated on the date of grant based on a multifactor Monte Carlo valuation model that simulates our stock price and TSR relative to the Company’s industry peer group. PSUs vest at the end of a three-year performance cycle with payouts ranging from 0% to 200% for the relative TSR component. For more information on the calculations used to determine stock-based compensation, please see Note 14 of the Company’s Annual Report on Form 10-K for the fiscal year ended February 29, 2024 filed with the SEC on April 22, 2024.

(2)
The amounts in this column for 2024 reflect the cash awards earned and paid out under the Company’s STI Plan for performance in fiscal year 2024 discussed above under “Fiscal Year 2024 STI Plan Performance Metrics.”

(3)
All other compensation consists of the perquisites and other components as described in the table below titled “Fiscal Year 2024 All Other Compensation” on a per executive basis for fiscal year 2024.

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EXECUTIVE COMPENSATION TABLES
	Fiscal Year 2024 All Other Compensation
Name	Financial Planning Services ($)	Insurance Benefits ($)(1)	Club Dues ($)	Physical Exams ($)	Company Contributions Under 401(K) Plan ($)	All Other Perquisites ($)	Total ($)
Thomas E. Ferguson	16,705	2,177	—	1,700	13,247	—	33,829
Philip Schlom	—	—	4,004	1,700	13,637	—	19,341
Tara D. Mackey	—	2,012	—	—	11,653	—	13,665
Kurt Russell	—	—	—	—	3,565	—	3,565
Bryan Stovall	—	2,576	—	—	11,550	—	14,126

(1)
The value attributable to each of the NEOs pursuant to the AZZ Supplemental Individual Disability Insurance Plan.

66	2024 Proxy Statement

EXECUTIVE COMPENSATION TABLES
Grants of Plan-Based Awards in Fiscal Year 2024
The following table provides information about cash incentive awards and equity awards made during fiscal year 2024 to each of the NEOs under the Company’s STI Plan and the 2014 Plan.
		Estimated Future Payouts Under Non- Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock/ RSU Awards: Number of Shares of Stock or Units (#)(3)	All Other Option/ SARs Awards: Number of Securities Underlying Options/ SARs (#)	Exercise or Base Price of Option/ SARs Awards ($/sh)	Grant Date Fair Value of Stock/RSU and Option/ SARs Awards ($)(4)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Thomas E. Ferguson	03/01/23	0	940,256	1,880,512	—	—	—	—	—	—	—
	04/28/23	—	—	—	—	—	—	26,932	—	—	1,016,144
	04/28/23	—	—	—	0	26,932	53,864	—	—	—	1,156,191
Philip Schlom	03/01/23	0	294,429	588,858	—	—	—	—	—	—	—
	04/28/23	—	—	—	—	—	—	5,354	—	—	202,006
	04/28/23	—	—	—	0	5,354	10,708	—	—	—	229,847
Tara D. Mackey	03/01/23	0	248,632	497,264	—	—	—	—	—	—	—
	04/28/23	—	—	—	—	—	—	5,275	—	—	199,026
	04/28/23	—	—	—	0	5,275	10,550	—	—	—	226,456
Kurt Russell	03/01/23	—	370,800	741,600	—	—	—	—	—	—	—
	04/28/23	—	—	—	—	—	—	5,900	—	—	222,607
	04/28/23	—	—	—	—	5,900	11,800		—	—	253,287
Bryan Stovall	03/01/23	0	359,945	719,890	—	—	—	—	—	—	—
	04/28/23	—	—	—	—	—	—	5,727	—	—	216,080
	04/28/23	—	—	—	0	5,727	11,454	—	—	—	245,860

(1)
Potential payouts to each NEO under the Company’s STI Plan for fiscal year 2024.

(2)
In fiscal year 2024, long-term equity incentive grants included PSUs, which will vest at the end of three years, if at all, based on the Company’s TSR performance for the three-year performance cycle (March 1, 2023 to February 28, 2026) relative to its industry peer group, with payouts potentially ranging from 0% to 200%. The PSUs granted accrue dividend equivalents during the performance cycle, which will be paid either in cash or shares of AZZ Common Stock at the discretion of the Compensation Committee upon the vesting of the underlying award. For PSU awards based on relative TSR, the fair market value reported above is estimated on the date of grant based on a multifactor Monte Carlo valuation model that simulates our stock price and TSR relative to our industry peer group. For more information on the calculations used to determine stock-based compensation, see Note 14 of the Company’s Annual Report on Form 10-K for the fiscal year ended February 29, 2024 filed with the SEC on April 22, 2024.

(3)
Number of RSUs granted to the NEOs under the 2014 Plan. These RSUs vest ratably over a three-year period beginning on the first anniversary of the grant date. The RSUs granted accrue dividend equivalents during the restricted vesting period, which will not be paid unless and until the underlying award vests. If the underlying award vests, dividend equivalents will be paid either in cash or shares of AZZ Common Stock at the discretion of the Compensation Committee.

(4)
The amounts in this column for the fiscal year ended February 29, 2024 reflect the aggregate grant date fair market value calculated in accordance with FASB ASC Topic 718 for RSU and PSU awards granted to the NEOs under the 2014 Plan. Assumptions used in the calculation of this amount are included in Note 14 to the Company’s audited financial statements for the fiscal year ended February 29, 2024, included in the Company’s Annual Report on Form 10-K filed with the SEC on April 22, 2024.

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EXECUTIVE COMPENSATION TABLES
Outstanding Equity Awards at Fiscal Year-End 2024
The following table provides information on the holdings of unvested RSUs and PSUs by each of the NEOs as of February 29, 2024. As of the end of fiscal year 2024, no NEO had any outstanding stock option awards, either exercisable or unexercisable.
STOCK AWARDS
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Thomas E. Ferguson	05/04/2021	17,945(1)(2)	1,306,396	—	—
	05/04/2021	17,500(5)	1,274,000	—	—
	05/09/2022	24,424(1)(2)	1,778,067	11,289	821,820
	04/28/2023	27,202(1)(2)	1,980,305	28,817	2,097,878
Philip Schlom	05/04/2021	3,115(1)(2)	226,772	—	—
	05/04/2021	3,038(5)	221,166	—	—
	05/09/2022	6,373(1)(2)	463,954	2,525	183,820
	04/28/2023	5,408(1)(2)	393,702	5,729	417,071
Tara D. Mackey	05/04/2021	3,171(1)(2)	230,848	—	—
	05/04/2021	3,092(5)	225,098	—	—
	05/09/2022	5,289(1)(2)	385,039	1,994	145,163
	04/28/2023	5,328(1)(2)	387,878	5,644	410,883
Kurt Russell	05/13/2022	30,466(1)(2)	2,217,924	—	—
	04/28/2023	5,959(1)(2)	433,815	6,313	459,586
Bryan Stovall	05/04/2021	5,266(1)(2)	383,364	—	—
	05/04/2021	2,442(5)	177,778	—	—
	05/09/2022	6,431(1)(2)	468,177	2,548	185,494
	04/28/2023	5,784(1)(2)	421,075	6,127	446,046

(1)
Represent RSU awards, which vest ratably over a three-year period from the grant date.

(2)
These amounts include dividend equivalents, accrued through February 29, 2024, of the underlying equity award that will vest if, and when, the RSUs to which such dividend equivalent relate becomes vested.

(3)
The fair market value of the RSU and PSU awards is based upon the closing market price of AZZ Common Stock as of February 29, 2024, which was $72.80.

(4)
Amounts in this column represent PSUs granted on May 9, 2022 and April 28, 2023 as indicated, which have a three-year performance cycle and will vest and become payable, if at all, on the third anniversary of the grant date. The amounts in this column also include accrued dividend equivalents through February 29, 2024, that will vest if, and when the PSUs to which such dividend equivalents relate become vested.

(5)
These shares represent “Earned PSUs” under the 2014 Plan which were earned over a three-year performance period beginning on March 1, 2021 and ending on February 29, 2024 based on the Company’s TSR relative to its industry peer group over the performance cycle and include accrued dividend equivalents through February 29, 2024, that will vest if, and when the shares to which such dividend equivalents relate become vested. Earned PSUs vest on May 4, 2024 subject to the awardee continuing to be an employee through such vesting date. For additional information regarding these awards and the associated performance metric, see “Compensation Discussion & Analysis  — FY2022 Performance Shares Earned in FY2024.”

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EXECUTIVE COMPENSATION TABLES
Option Exercises and Stock Vested During Fiscal Year 2024
The following table provides information regarding the vesting of RSUs and PSUs by our NEOs during fiscal year 2024. The Company does not grant options or stock appreciation rights.
Stock Awards(1)
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Thomas E. Ferguson	42,345(2)	1,531,075(3)
Philip Schlom	7,387(4)	266,572(5)
Tara D. Mackey	8,462(6)	305,862(7)
Kurt Russell	15,122(8)	539,855(9)
Bryan Stovall	7,781(10)	280,859(11)

(1)
Awards vested were RSUs and PSUs granted under the Company’s 2014 Plan, which accrue dividend equivalents during the restricted vesting period, and may be settled in shares of AZZ Common Stock at the discretion of the Compensation Committee if, and when, the underlying award vests.

(2)
This number includes: (i) 14,895 RSUs that vested on May 4, 2023 plus 585 accrued dividend equivalents; (ii) 7,966 RSUs that vested on May 9, 2023 plus 96 accrued dividend equivalents; and (iii) 17,941 target PSUs that vested on May 4, 2023 plus 862 accrued dividend equivalents based upon the achievement of a pre-established performance metric during the performance cycle.

(3)
The value realized upon the vesting of (i) 15,480 RSUs (including accrued dividend equivalents) based on the closing price of our Common Stock on May 4, 2023 of $36.30; (ii) 8,062 RSUs (including accrued dividend equivalents) based on the closing price of our Common Stock on May 9, 2023 of $35.55; and (iii) 18,803 PSUs (including accrued dividend equivalents) based on the closing price of our Common Stock on May 4, 2023 of $36.30.

(4)
This number includes: (i) 2,373 RSUs that vested on May 4, 2023 plus 91 accrued dividend equivalents; (ii) 2,078 RSUs that vested on May 9, 2023 plus 25 dividend equivalents; and (ii) 2,691 target PSUs that vested on May 4, 2023 plus 129 accrued dividend equivalents based on the achievement of a pre-established performance metric during the performance cycle.

(5)
The value realized upon the vesting of (i) 2,464 RSUs (including accrued dividend equivalents) based on the closing price of our Common Stock on May 4, 2023 of $36.30; (ii) 2,103 RSUs (including accrued dividend equivalents) based on the closing price of our Common Stock on May 9, 2023 of $35.55; and (iii) 2,820 PSUs (including accrued dividend equivalents) based on the closing price of our Common Stock on May 4, 2023 of $36.30.

(6)
This number includes: (i) 2,844 RSUs that vested on May 4, 2023 plus 113 accrued dividend equivalents; (ii) 1,725 RSUs that vested on May 9, 2023 plus 20 accrued dividend equivalents; and (iii) 3,588 target PSUs that vested on May 4, 2023 plus 172 accrued dividend equivalents based upon the achievement of a pre-established performance metric during the performance cycle.

(7)
The value realized upon the vesting of (i) 2,957 RSUs (including accrued dividend equivalents) based on the closing price of our Common Stock on May 4, 2023 of $36.30; (ii) 1,745 RSUs (including accrued dividend equivalents) based on the closing price of our Common Stock on May 9, 2023 of $35.55; and (iii) 3,760 PSUs (including accrued dividend equivalents) based on the closing price of our Common Stock on May 4, 2023 of $36.30.

(8)
This number includes: 15,000 RSUs that vested on May 12, 2023 (the last trading day prior to the date of vesting) plus 122 accrued dividend equivalents.

(9)
The value realized upon the vesting of 15,122 RSUs (including accrued dividend equivalents) based on the closing price of our Common Stock on May 12, 2023 of $35.70 (the last trading day prior to the date of vesting).

(10)
This number includes: (i) 3,034 RSUs that vested on May 4, 2023 plus 118 accrued dividend equivalents; (ii) 2,097 RSUs that vested on May 9, 2023 plus 25 accrued dividend equivalents; (iii); and 2,392 target PSUs that vested on May 4, 2023 plus 115 accrued dividend equivalents based upon the achievement of a pre-established performance metric during the performance cycle.

(11)
The value realized upon the vesting of (i) 3,152 RSUs (including accrued dividend equivalents) based on the closing price of our Common Stock on May 4, 2023 of $36.30; (ii) 2,122 RSUs (including accrued dividend equivalents) based on the closing price of our Common Stock on May 9, 2023 of $35.55; and (iii) 2,507 PSUs (including accrued dividend equivalents based on the closing price of our Common Stock on May 4, 2023 of $36.30.

Potential Payments Upon Termination, Death, Disability or Change of Control
Employment and Change in Control Agreements. Messrs. Ferguson, Russell and Schlom, each have an employment agreement with AZZ, which are described above in the section titled “Employment Agreements.” The employment agreements of Messrs. Ferguson and Schom provide for severance pay and benefits upon a termination of employment not in connection with a change in control. Mr. Ferguson (but not Mr. Schlom or Mr. Russell) also has a Change in Control Agreement with AZZ that provides for severance pay and benefits upon a termination of employment in connection with a change in control. Mr. Russell’s employment agreement provides that his severance pay, and benefits will be provided under the Company’s Executive Officer Severance Plan (effective October 11, 2021, as described in the above section titled “Severance Benefits” on page 60 of this Proxy Statement).
Executive Severance Plan. Ms. Mackey and Messrs. Russell and Stovall are participants in the Executive Severance Plan that provides for severance pay and benefits to eligible executives upon a termination of employment by the Company without Cause or by the executive for Good Reason, whether the termination is or is not in connection with a change in control. Mr. Schlom is also eligible under the Executive Severance Plan but only for change in control severance pay and benefits under that plan. Under the terms of the Executive Severance Plan, because the employment agreements of Messrs. Ferguson and Schlom provide severance pay and benefits for terminations

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EXECUTIVE COMPENSATION TABLES
of employment not in connection with a change in control, they are not eligible for the severance pay and benefits under the Executive Severance Plan upon their terminations not in connection with a change in control. Similarly, because Mr. Ferguson is party to a Change in Control Agreement with AZZ that provides him severance pay and benefits for terminations of employment in connection with a change in control, he is not eligible for the severance pay and benefits under the Executive Severance Plan upon his termination in connection with a change in control. No severance pay or benefits are provided under the Executive Severance Plan for a termination due to Cause, disability, death, or voluntary termination without Good Reason.
Accordingly, each of the Company’s NEOs are entitled to certain payments and benefits under certain circumstances following a termination of employment with or without a change in control. These benefits are summarized below and reflect obligations outlined in employment agreements, the 2014 Plan and the Executive Severance Plan (described in the sections titled “Employment Agreements” and “Severance Benefits” above).
Payments Made Upon a Termination Not in Connection with a Change in Control
Mr. Ferguson
If Mr. Ferguson’s employment is terminated not in connection with a change in control but due to death, disability, for Cause or without Good Reason, Mr. Ferguson, or his estate, shall be entitled to receive his “Accrued Amounts” comprised of the following:
(i)
a lump sum in the normal course of all earned but unpaid base salary;

(ii)
payment for all earned but unused vacation time; and

(iii)
reimbursement for any business expenses incurred prior to the date of termination.

If the Company terminates Mr. Ferguson’s employment without Cause or he terminates his employment for Good Reason, he is entitled to receive:
(i)
his Accrued Amounts;

(ii)
a cash amount equal to his base salary from the date of his termination for a 24-month period, payable in accordance with our standard payroll procedures beginning approximately 60 days after his termination date; and

(iii)
a portion of the cash award he would have received under our STI Plan, calculated as if (A)(i) Mr. Ferguson was employed as of the first day of the fiscal year following the fiscal year in which is employment actually terminates, (ii) he satisfied all of his individual qualitative performance goals, and (iii) his individual quantitative performance goals are satisfied at the level determined by the Board; with (B) such cash award amount prorated based on the number of days he was employed during the fiscal year in which his employment actually terminated. Such prorated cash award amount will be paid in a lump sum within 30 days after the end of the fiscal year.

In accordance with the 2014 Plan and accompanying award agreements, for a termination without Cause or for Good Reason, the Compensation Committee in its sole discretion may deem Mr. Ferguson’s RSUs and PSUs vested.
To the extent (if at all) any of the amounts to be paid under Mr. Ferguson’s employment agreement constitute deferred compensation under Code Section 409A, which is to be paid within the 6-month period commencing on the date he separates from service, and Mr. Ferguson is a specified employee under that section at the time of his separation, those amounts will be paid in a lump sum at the end of such 6-month period. To receive the severance pay and benefits described above, Mr. Ferguson must first execute and not revoke a release agreement.

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In Mr. Ferguson’s Second Amended CEO Agreement, “Cause” is defined as:	In Mr. Ferguson’s Second Amended CEO Agreement, “Good Reason” is defined as:

(i)
his commission or conviction of, or the entering of a guilty plea or plea of no contest by him with respect to, a felony, the equivalent thereof, any other crime with respect to which imprisonment is a possible punishment, or any other crime involving moral turpitude, fraud, misrepresentation, embezzlement, theft, or sexual harassment;

(i)
the relocation by the Company of Mr. Ferguson’s principal place of employment of more than fifty (50) miles from the location of his principal place of employment as of the date of his Second Amended CEO Agreement, which relocation is not rescinded within fifteen (15) days after the date of receipt by the Board from Mr. Ferguson of notice describing such relocation;

(ii) excessive absenteeism by Mr. Ferguson not related to death or disability or otherwise permissible by applicable law or the Company’s policies for sick leave, vacations, or paid time off;
(ii)
a reduction by the Company in Mr. Ferguson’s base salary, unless such reduction is rescinded within fifteen (15) days after the date of receipt by the Board from Mr. Ferguson of notice referring to this provision and describing such reduction;

(iii)
Mr. Ferguson’s engaging in any activity (including, without limitation, alcohol or drug abuse or other self-induced affliction, or making disparaging remarks about the Company or any of its affiliates or any of their respective officers, employees, managers, directors, members or shareholders) that injures (monetarily or otherwise), in a material respect, the reputation, business or a business relationship of the Company or of its affiliates;

(iii)
a material diminution of Mr. Ferguson’s responsibilities or duties, which diminution is not rescinded within fifteen (15) days after the date of receipt by the Board from Mr. Ferguson of notice describing such diminution;

(iv)
Mr. Ferguson’s gross negligence or material malfeasance (including, without limitation, commission of any intentional act of fraud, misappropriation or theft against the Company or its affiliates or his intentional misrepresentation of any material financial or operating results of the Company or any of its affiliates);

(iv)
any other material breach by the Company of any material provision of Mr. Ferguson’s Second Amended CEO Agreement, which material breach is not corrected within fifteen (15) days after the date of receipt by the Board from Mr. Ferguson of a notice referring to this provision and describing such material breach; or

(v) Mr. Ferguson’s significant violation of any statutory or common law duty of loyalty to the Company or any of its affiliates;
(v)
a material breach by the Company of any equity award agreement (whether with respect to RSUs, PSUs or otherwise) by and between the Company and Mr. Ferguson then in effect or the terms of any equity plan incorporated therein, which material breach is not corrected within forty-five (45) days after the date of receipt by the Board from Mr. Ferguson of a notice describing such material breach.

(vi) Mr. Ferguson’s material breach of any provision of his Second Amended CEO Agreement or of the Company’s written policies or code of conduct; or

(vii)
Mr. Ferguson’s refusal or failure to carry out the legitimate directives or instructions of the Board (or such other person to whom he reports as may be designated from time to time by the Board) that are consistent with the scope and nature of his duties and responsibilities set forth in his employment agreement; provided that in the case of clause (ii), (vi) or (vii) above, only if such breach, refusal or failure has not been cured within fifteen (15) days after Mr. Ferguson’s receipt of written notice from the Company describing such breach or failure in reasonable detail; provided, further, that Mr. Ferguson shall be entitled to no more than one opportunity to cure such matters for any reason.

Senior Management Bonus Plan. A discussion of short-term cash incentive payments under our STI Plan can be found on pages  55-57 of this Proxy Statement, under the section titled, “Performance — Based Incentive Compensation.”

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EXECUTIVE COMPENSATION TABLES
Mr. Schlom
Mr. Schlom’s employment agreement contains provisions identical to those described above with respect to Mr. Ferguson’s Second Amended CEO Agreement, except that he would receive different amounts of base salary and other compensation, which amounts are described in the Summary Compensation Table above, and that his severance payments based on base salary would be calculated based on a period of 12 months rather than 24 months.
Ms. Mackey and Messrs. Stovall and Russell
Ms. Mackey and Mr. Stovall do not have employment agreements. While Mr. Russell has an employment agreement, it does not independently provide for severance pay or benefits, but instead provides that such amounts will be determined under the Executive Severance Plan. Ms. Mackey and Messrs. Stovall and Russell therefore are eligible executives under the Executive Severance Plan, and their severance pay and benefits for certain terminations of employment not in connection with a change in control are determined under that plan.
If before or after the period of time, beginning on the date a definitive agreement regarding a change in control is executed and ending 24 months after the change in control occurs (or on the date the definitive agreement terminates, if earlier), Ms. Mackey’s or Messrs. Stovall’s or Russell’s employment is terminated by the Company without Cause or by the executive for Good Reason (in each case as defined below), Ms. Mackey, Mr. Stovall or Mr. Russell, as applicable, will be entitled to the following compensation and benefits:
(i)
his or her Accrued Amounts, paid in the normal course after the termination date;

(ii)
an amount equal to the executive’s target cash bonus for the Company’s fiscal year in which the termination occurs, prorated for the number of days in the fiscal year that have elapsed through the date of termination, and paid in a lump sum within 60 days after the date of termination;

(iii)
severance pay equal to 150% of the sum of the executive’s annual base salary (without giving effect to any reduction in base salary serving as grounds for termination for Good Reason) and target cash bonus, paid in payroll installments over the 18-month period beginning 60 days after the date of termination;

(iv)
full vesting of all outstanding time-based equity awards;

(v)
under the terms of the performance-based equity award agreements (but not the Severance Plan), the Compensation Committee has the discretion to vest those awards partially or fully; and

(vi)
COBRA continuation coverage for the executive and his or her spouse and dependents to the extent such coverage is elected for up to 18 months, with the Company paying the monthly cost above that which an active employee would pay for such coverage and that the executive must pay.

If any of the amounts to be paid constitute deferred compensation under Code Section 409A and the executive is a specified employee under that section at the time of his or her termination, any such amounts payable within the 6-month period after his or her termination will instead be paid in a lump sum after the end of that 6-month period. Severance pay and benefits will be reduced by any pay or benefits that the Company provides under insurance, plans, contracts or federal or state law. As a condition of receiving severance pay and benefits (other than accrued but unused paid time off) under the Executive Severance Plan, the executive must execute and not revoke a general release of claims, and we may require restrictive covenant provisions be included in the release.
Payments Made Upon a Termination In Connection with a Change In Control
Ferguson Change In Control Agreement
If, during the period of time beginning on the date a definitive agreement regarding a change in control is executed and ending on the date 12 months following a change in control (or if earlier, the termination of such definitive agreement), Mr. Ferguson’s employment is terminated for any reason other than by the Company for Cause or if it is terminated by Mr. Ferguson with Good Reason (each as defined in Mr. Ferguson’s employment agreement), the Company or its successor would be required to pay him the following remuneration:
(i)
a lump sum in the normal course of his Accrued Amounts; and

(ii)
a payment equal to 299% of his base salary (without giving effect to any reduction in base salary serving as grounds for termination for Good Reason) in the form of a lump sum payment to be made promptly following Mr. Ferguson’s execution and delivery of a release and waiver agreement.

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However, if Mr. Ferguson’s employment is terminated after the execution of such definitive agreement and before the change in control occurs, the portion of the 299% of base salary he would have received under his Second Amended CEO Agreement (but for the execution of such definitive agreement) will be paid in installments as provided under his Second Amended CEO Agreement, and any remainder of the 299% of base salary will be paid in a lump sum. In addition, upon termination of employment in connection with a change in control, all unvested equity awards held by Mr. Ferguson shall immediately vest and become exercisable.
In accordance with the 2014 Plan and accompanying award agreements, for a termination without Cause or for Good Reason, the Compensation Committee, in its sole discretion, may deem Mr. Ferguson’s RSUs and PSUs vested.
If any of the amounts to be paid constitute deferred compensation under Code Section 409A and Mr. Ferguson is a specified employee under that section at the time of his termination, any such amounts payable within the 6-month period after his or her termination will instead be paid in a lump sum after the end of that 6-month period. If Mr. Ferguson’s severance payment constitutes an excess parachute payment subject to the excise tax under Code Section 4999, the amount of his severance will be reduced by the amount necessary to avoid that excise tax, but only if that reduction will yield a larger net payment amount than the full severance payment reduced by such excise tax, all determined net of all taxes. To receive the severance pay above, Mr. Ferguson must sign and not revoke a release.
Because Mr. Ferguson and the Company are parties to a Change in Control Agreement that provides severance pay and benefits to Mr. Ferguson in regard to certain terminations of employment that are in connection with a change in control (see above), he is not eligible for severance pay and benefits under the Executive Severance Plan.
Ms. Mackey and Messrs. Russell, Schlom and Stovall Change in Control Terms are Set Forth in the Executive Severance Plan
Ms. Mackey and Messrs. Russell, Schlom and Stovall are eligible executives under the Executive Severance Plan with respect to severance pay and benefits upon a termination in connection with a change in control.
If, during the period of time, beginning on the date a definitive agreement regarding a change in control is executed and ending 24 months after the date the change in control occurs (or on the date the definitive agreement terminates, if earlier), the executive’s employment is terminated (i) by the Company without Cause and the executive is not offered employment with a successor company or is offered employment with a successor company under terms that qualify as Good Reason, or (ii) by the executive for Good Reason (in each case as defined below), the executive will be entitled to the following compensation and benefits:
(i)
his or her Accrued Amounts, paid in a lump sum within 30 days after the termination date;

(ii)
an amount equal to the executive’s target cash bonus for the Company’s fiscal year in which the termination occurs, prorated for the number of days in the Company’s fiscal year that have elapsed through the date of termination, and paid in a lump sum within 60 days after the date of termination;

(iii)
severance pay equal to 200% of the sum of the executive’s annual base salary (without giving effect to any reduction in base salary serving as grounds for termination for Good Reason) and target cash bonus, paid in payroll installments over the 24-month period beginning 60 days after the date of termination;

(iv)
full vesting of all outstanding time-based equity awards;

(v)
under the terms of the performance-based equity award agreements (but not the Executive Severance Plan), the Compensation Committee has the discretion to vest those awards partially or fully; and

(vi)
COBRA continuation coverage (or COBRA-like coverage) for the executive and his or her spouse and dependents to the extent such coverage is elected for up to 24 months, with the Company paying the full monthly cost for such coverage for up to 24 months.

If any of the amounts to be paid constitute deferred compensation under Code Section 409A and the executive is a specified employee under that section at the time of his or her termination, any such amounts payable within the 6-month period after his or her termination will instead be paid in a lump sum after the end of that 6-month period. Severance pay and benefits will be reduced by any pay or benefits that the Company provides under insurance, plans, contracts or federal or state law. If the executive’s severance pay and benefits constitute an excess parachute payment subject to the excise tax under Code Section 4999, the amount will be reduced by the amount necessary to avoid that excise tax, but only if that reduction will yield a larger net payment amount than the full severance payment reduced by such excise tax, all determined net of all taxes. As a condition of receiving severance pay and benefits (other than accrued but unused paid time off) under the Executive Severance Plan, the executive must execute and not revoke a general release of claims as a condition of receiving severance pay and benefits, and AZZ may require restrictive covenant provisions be included in the release.

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EXECUTIVE COMPENSATION TABLES
Under the Executive Severance Plan, “Cause” means in the Plan Administrator’s sole discretion, any of the following has occurred:	Under the Executive Severance Plan, “Good Reason” means:

(i)
an eligible executive’s commission or conviction of, or the entering of a guilty plea or plea of no contest by an eligible executive with respect to, a felony, the equivalent thereof, any other crime with respect to which imprisonment is a possible punishment, or any other crime involving moral turpitude, fraud, misrepresentation, embezzlement, theft or sexual harassment;

(i)
the relocation by the Company of an eligible executive’s principal place of employment of more than 50 miles from the location of the eligible executive’s principal place of employment, which relocation is not rescinded within 30 days after the date of receipt by the Company from the eligible executive of a Good Reason notice referring to this provision and describing such relocation;

(ii)
excessive absenteeism by an eligible executive not related to death or disability or otherwise permissible by applicable law or the Company’s policies for sick leave, vacation, or compensated time off;

(ii)
a material reduction by the Company in an eligible executive’s annual base salary, unless such reduction is rescinded with 30 days after the date of receipt by the Company from the eligible executive of a Good Reason notice referring to this provision and describing such reduction;

(iii)
an eligible executive’s engaging in any activity (including, without limitation, alcohol or drug abuse or other self-induced affliction, or making disparaging remarks about the Company or any of its affiliates or any of their respective officers, employees, managers, directors, members or shareholders) that injures (monetarily or otherwise), in a material respect, the reputation, business or a business relationship of the Company or any of its affiliates;

(iii)
a material diminution of an eligible executive’s responsibilities or duties, which diminution is not rescinded within 30 days after the date of receipt by the Company from the eligible executive of a Good Reason notice referring to this provision and describing such diminution; or

(iv)
an eligible executive’s gross negligence or material malfeasance (including, without limitation, commission of any intentional act of fraud, misappropriation or theft against the Company or its affiliates or the eligible executive’s intentional misrepresentation of any material financial or operating results of the Company or any of its affiliates);

(iv)
a material breach by the Company of any equity award agreement (whether with respect to stock appreciation rights, RSUs, PSUs or otherwise) by and between the Company and an eligible executive then in effect or the terms of any equity plan incorporated therein, which is not corrected within 45 days after the date of receipt by the Company from the eligible executive of a Good Reason notice referring to this provision and describing such material breach. In order to terminate for Good Reason, an eligible executive must provide 30 days’ (or, in the case of clause (iv), 45 days’) prior written notice to the Company, which notice must be given not later than 90 days after the initial occurrence of the event asserted by the eligible executive to form the basis for the Good Reason claim (any such written notice is referred to above as a “Good Reason notice”); and the eligible executive must terminate within 160 days after the initial occurrence of the event above resulting in Good Reason.

(v) an eligible executive’s significant violation of any statutory or common law duty of loyalty to the Company or any of its affiliates;
(vi) an eligible executive’s material breach of any provision of the Company’s written policies or the Company’s code of conduct; or

(vii)
an eligible executive’s refusal or failure to carry out the legitimate and lawful directives or instructions of the Company’s Board of directors or Chief Executive Officer of the Company (or such other person to whom the eligible executive reports as may be designated from time to time by the Board of directors) that are consistent with the scope and nature of the eligible executive’s duties and responsibilities; provided, however, that in the case of clause (ii), (vi) or (vii) above, only if such breach, refusal or

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EXECUTIVE COMPENSATION TABLES
Under the Executive Severance Plan, “Cause” means in the Plan Administrator’s sole discretion, any of the following has occurred:	Under the Executive Severance Plan, “Good Reason” means:

failure has not been cured within 15 days after an eligible executive’s receipt of written notice from the Company describing such breach or failure in reasonable detail; provided, further, that each eligible executive shall be entitled to no more than one opportunity to cure for any reason; provided, further, that nothing contained herein shall be construed to prohibit an eligible executive from providing testimony required by operation of law or legal process in connection with a proceeding in which the eligible executive is a witness.

AZZ does not have any arrangement providing for tax gross up payments of any compensation elements that are specific to any of our executive officers, including for severance and change in control benefits, however, AZZ’s relocation policy does pay tax gross ups on relocation expenses for all employees.
Potential Payments
The following table reflects the amount of compensation to each NEO in the event of termination of that executive’s employment not in connection with a change in control, as well as in connection with a change in control, in each case as the result of voluntary termination without good reason, voluntary termination with good reason, involuntary not-for-cause termination, for cause termination, and disability or death of the executive, effective as of February 29, 2024.
The following calculations assume that each NEO had met the requirements under our incentive compensation plans and the executive was employed as of year-end to receive benefits related to fiscal year 2024, and thus include amounts earned through that time which are estimates of the amounts that would be paid to the executives upon their termination. The actual amounts to be paid can only be determined at the time of an executive’s separation from the Company. As of February 29, 2024, each executive had received all of the base salary earned during fiscal year 2024, and no portion of his or her base salary was unpaid at that date.
	Termination of Employment Not In Connection with Change in Control(1)				Termination of Employment In Connection with a Change in Control(2)
	Death/ Disability	Termination for Cause or Without Good Reason	Termination Without Cause or For Good Reason		Death/ Disability	Termination for Cause or Without Good Reason	Termination Without Cause or For Good Reason
Thomas Ferguson
Severance	$—	$—		$3,115,068(6)	$—	$—		$2,811,366(7)
Accelerated Vesting of RSUs(8)	$—	$—		$5,064,768	$—	$—		$5,064,768
Accelerated Vesting of PSUs(9)	$—	$—		$—	$—	$—		$—
Health Benefits	$—	$—	$	—(5)	$—	$—	$	—(3)
TOTAL	$—	$—		$8,179,836	$—	$—		$7,876,134 (4)
Philip Schlom
Severance	$—	$—		$788,826(10)	$—	$—		$1,724,514(11)
Accelerated Vesting of RSUs(8)	$—	$—		$1,084,428	$—	$—		$1,084,428
Accelerated Vesting of PSUs(9)	$—	$—		$—	$—	$—		$—
Health Benefits	$—	$—	$	—(5)	$—	$—		$53,589(3)
TOTAL	$—	$—		$1,873,254	$—	$—		$2,862,531 (4)
Tara Mackey
Severance	$—	$—		$1,243,161(12)	$—	$—		$1,574,671(11)
Accelerated Vesting of RSUs(8)	$—	$—		$1,003,765	$—	$—		$1,003,765
Accelerated Vesting of PSUs(9)	$—	$—		$—	$—	$—		$—
Health Benefits	$—	$—		$16,558(5)	$—	$—		$31,117(3)

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EXECUTIVE COMPENSATION TABLES
	Termination of Employment Not In Connection with Change in Control(1)			Termination of Employment In Connection with a Change in Control(2)
	Death/ Disability	Termination for Cause or Without Good Reason	Termination Without Cause or For Good Reason	Death/ Disability	Termination for Cause or Without Good Reason	Termination Without Cause or For Good Reason
TOTAL	$—	$—	$2,263,484	$—	$—	$2,609,553 (4)
Kurt Russell
Severance	$—	$—	$1,622,250(12)	$—	$—	$2,039,400(11)
Accelerated Vesting of RSUs(8)	$—	$—	$2,651,739	$—	$—	$2,651,739
Accelerated Vesting of PSUs(9)	$—	$—	$—	$—	$—	$—
Health Benefits	$—	$—	$25,168(5)	$—	$—	$43,362(3)
TOTAL	$—	$—	$4,299,157	$—	$—	$4,734,501 (4)
Bryan Stovall
Severance	$—	$—	$1,574,759(12)	$—	$—	$1,979,697(11)
Accelerated Vesting of RSUs(8)	$—	$—	$1,272,616	$—	$—	$1,272,616
Accelerated Vesting of PSUs(9)	$—	$—	$—	$—	$—	$—
Health Benefits	$—	$—	$10,078(5)	$—	$—	$17,673(3)
TOTAL	$—	$—	$2,857,453	$—	$—	$3,269,986 (4)

(1)
A termination not in connection with a change in control refers to a termination that occurs outside the change in control period as described under the section above titled, “Payments Made Upon a Termination Not in Connection with a Change in Control.”

(2)
A termination in connection with a change in control refers to a termination that occurs within the change in control period as described under the section above titled, “Payments Made Upon a Termination in Connection with a Change in Control.”

(3)
Under Mr. Ferguson’s Change in Control Agreement, he is not entitled to post-employment health benefits. Under the Executive Severance Plan, for a termination without cause or for good reason in connection with a change in control, to the extent Ms. Mackey, Mr. Schlom, Mr. Russell and Mr. Stovall elect COBRA continuation coverage under the Company’s medical, dental and/or vision plans for themselves and their spouses and dependents, the Company will pay the full cost of the COBRA continuation coverage for up to 24 months, which has been estimated above. This amount is determined assuming Ms. Mackey and Messrs. Schlom, Russell and Stovall maintain the same coverage during the 24-month severance period and the cost of that coverage remains unchanged. The COBRA amounts for these coverages are calculated at the rates in effect as of February 29, 2024, and no increase in those amounts is known or assumed for future years.

(4)
Amounts payable to the NEOs may have to be reduced if (i) they are subject to an excise parachute excise tax under Code Section 4999, and (ii) reduction provides the NEOs with a larger after-tax amount than the full amount of severance pay and benefits.

(5)
Under Messrs. Ferguson’s and Schlom’s employment agreements, they are not entitled to post-employment health benefits. Under the Executive Severance Plan, for a termination without cause or for termination for good reason not in connection with a change in control, to the extent Ms. Mackey and Messrs. Stovall and Russell elect COBRA continuation coverage under the Company’s medical, dental and/or vision plans for themselves and their spouses and dependents, they will only pay the monthly contributions that actively employed employees would pay for that coverage, and the Company will pay the remaining cost of the COBRA continuation coverage for up to 18 months, which has been estimated here. This amount is determined assuming Ms. Mackey and Messrs. Stovall and Russell maintain the same coverage during the 18-month severance period and the cost of coverage and the Company’s contribution towards that coverage remains unchanged. The COBRA amounts and amounts paid by active employees for these coverages are calculated at the rates in effect as of February 29, 2024, and no increase in those amounts is known or assumed for future years.

(6)
This amount is Mr. Ferguson’s base salary for a period of 24 months plus the actual amount of his pro-rated short-term cash incentive payment. Assuming a termination date of February 29, 2024, Mr. Ferguson would be eligible for an actual annual cash incentive of 131.1% of his fiscal year 2022 annual base salary, and the severance amount includes the actual incentive bonus amount and not the target bonus amount. The stated amount of Mr. Ferguson’s base salary was used even though the actual amount paid to him in 2024 may have varied due to timing of payments. Because the incentive bonus was earned as of February 29, 2024, Mr. Ferguson would have been eligible to receive this amount whether or not he terminated as that date. Mr. Ferguson’s Second Amended CEO Agreement with the Company also provides that if he is terminated without cause or for good reason, he will be entitled to his base salary for the period from the date of termination to the end of the original 3-year term of the Second Amended CEO Agreement, but in any case, a period of at least 24 months; and in his case, 24 months is longer than the remaining term of his agreement.

(7)
This amount is 2.99 times the base salary of Mr. Ferguson. Severance benefits for Mr. Ferguson are set forth in his Change in Control Agreement. This may have to be reduced if (i) it is subject to an excise parachute excise tax under Code Section 4999, and (ii) reduction provides Mr. Ferguson with a larger after-tax amount than the full amount of severance pay and benefits. (See the description under the section titled, “Payments Made Upon a Termination In Connection with a Change In Control.”)

(8)
Pursuant to the 2014 Plan and the accompanying award agreements, for a termination without cause or for good reason, the Compensation Committee in its sole discretion may deem the RSUs vested, and it is assumed here that the Compensation Committee would do so for all RSU awards for Messrs. Ferguson and Schlom upon a termination of employment without cause or for good reason not in connection with a change in control. The Executive Severance Plan provides that upon a termination without cause or for good reason not in connection with a change in control, all time-based RSUs vest; so Ms. Mackey’s and Messrs. Stovall’s and Russell’s RSUs, as well as Mr. Schlom’ s RSUs with such a termination in connection with a change in control, will vest without Compensation Committee discretion. Under Mr. Ferguson’s change in control agreement and the Executive Severance Plan, upon a termination without cause or for good reason in connection with a change in control, all of his RSU awards vest. The value of the

76	2024 Proxy Statement

EXECUTIVE COMPENSATION TABLES
accelerated vesting of RSUs, including any dividend equivalents accrued during the vesting period, are calculated based upon the closing price of the Company’s Common Stock on February 29, 2024, of $72.80.
(9)
Pursuant to the 2014 Plan and the accompanying award agreements, for a termination without cause or for good reason, the Compensation Committee in its sole discretion may deem the PSUs payable at the target amount (i.e., 100% achievement of the performance goals) in the event that it accelerates the vesting date of such PSUs. This has not been the Compensation Committee’s general practice, and it is assumed here that the Compensation Committee would not do so for Ms. Mackey or Messrs. Ferguson, Schlom, Stovall or Russell for such a termination whether or not in connection with a change in control.

(10)
This amount represents Mr. Schlom’s annual base salary for a period of 12 months and actual annual cash bonus. Assuming a termination date of February 29, 2024, Mr. Schlom would be eligible for an actual annual cash incentive of 125.1% of his fiscal year 2024 annual base salary, and the severance amount includes the actual incentive bonus amount and not the target bonus amount. The stated amount above for Mr. Schlom’s base salary was used even though the actual amount paid to him in 2024 may have varied due to timing of payments. Because the incentive bonus was earned as of February 29, 2024, Mr. Schlom would have been eligible to receive this amount whether or not he was terminated as that date. Severance benefits for Mr. Schlom for a termination unrelated to a change in control is set forth in his employment agreement.

(11)
The Company’s Executive Severance Plan provides for payment of benefits to eligible employees in the event of a change in control and who do not receive benefits under an existing change in control agreement. This amount represents 24 months of annual base salaries and target annual cash bonuses for Ms. Mackey and Messrs. Schlom, Russell and Stovall, plus a prorated portion of their target annual cash bonuses for the full fiscal year. Mr. Schlom’s target bonus was 70% of base salary; Ms. Mackey’s target bonus was 60% of base salary; and each of Messrs. Russell’s and Stovall’s target bonus was 80% of base salary. (See the description under the section titled, “Payments Made Upon a Termination In Connection with a Change In Control.”)

(12)
The Executive Severance Plan provides for payment of benefits to eligible employees in the event of an involuntary termination of employment and who do not receive severance benefits under an existing employment agreement. For Ms. Mackey and Messrs. Stovall and Russell, this number represents 18 months of both annual base salaries and target annual cash bonuses, and her/his target annual bonus. The stated amount of Ms. Mackey’s and Messrs. Stovall’s and Russell’s base salary was used even though the actual amount paid to her/him in 2024 may have varied due to timing of payments. Ms. Mackey was eligible for a target annual cash bonus of 60% of her annual base salaries. Each of Messrs. Stovall and Russell was eligible for a target annual cash bonus of 80% of his annual base salary.

CEO Pay Ratio
As required by Section 953(b) of the Dodd — Frank Wall Street Reform and Consumer Protection Act, AZZ is providing the following information regarding the ratio of the annual total compensation for the Company’s Chief Executive Officer to the median of the annual total compensation of all of the Company’s employees, other than the Chief Executive Officer (the “CEO Pay Ratio”).
The CEO Pay Ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. For AZZ’s last completed fiscal year, the ratio of the annual total compensation of Mr. Ferguson to the annual total compensation of the median employee of the Company was as follows:
Fiscal Year	Mr. Ferguson’s Total Compensation ($)(1)	Median Employee Total Compensation ($)	Pay Ratio of CEO Compensation to Median Employee
2024	4,380,976	49,698	88:1

(1)
The annual total compensation of Mr. Ferguson, as reported in the Summary Compensation Table presented on page 65 in this Proxy Statement.

In accordance with Item 402(u) of Regulation S-K, because there has been no change in our employee population or employee compensation arrangements during our last completed fiscal year that we reasonably believe would result in a significant change to our pay ratio disclosure, we are permitted to utilize the same median employee that we identified in fiscal year 2023 to calculate our pay ratio for fiscal year 2024. Because our original median employee is no longer employed by AZZ, we are permitted to identify another employee whose compensation is substantially similar to the original median employee, as disclosed in our fiscal year 2023 proxy statement and as further described below.
We identified our median employee in fiscal year 2023 based on the total cash compensation paid during the 12-month period from March 1, 2022 through February 28, 2023, which was consistently applied to all our employees included in the calculation. We annualized the compensation of all full-time employees hired during this period. Since we do not widely distribute annual equity awards to our employees, such awards were excluded from our compensation measure. For purposes of determining the median employee, we considered for each of our employees (i) actual base salary (in the case of hourly workers, base wages including overtime pay); (ii) cash bonuses paid during the fiscal year; and (iii) sales commissions, if applicable. For our employees located in Canada, we applied a Canadian to U.S. dollar exchange rate averaged from March 1, 2022 through February 28, 2023, to the compensation elements paid in Canadian currency. Once the median employee was identified, we calculated the annual total compensation of such median employee, as reported in the chart above, using the same methodology used to determine the annual total compensation of Mr. Ferguson as required in the Summary Compensation Table on page 65 in this Proxy Statement.
The CEO Pay Ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above. The SEC rules for identifying the median employee and calculating the pay ratio based on

77

EXECUTIVE COMPENSATION TABLES
that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the CEO Pay Ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

78	2024 Proxy Statement

COMPENSATION RECOVERY ANALYSIS UNDER THE COMPANIES CLAWBACK POLICIES
As previously disclosed in the Compensation, Discussion and Analysis section of this Proxy Statement, the Company’s Executive Officer Incentive Compensation Recovery Policy and the Company’s amended and restated Compensation Recovery Policy (collectively, the “Policies”) require that an incentive compensation recovery analysis be conducted by the Compensation Committee under certain conditions set forth in such Policies. On April 22, 2024, the Company filed its Annual Report on Form 10-K for the year ended February 29, 2024 (“2024 Annual Report”), indicating on the cover of such report that the financial statements included in the 2024 Annual Report reflected the correction of an accounting error to previously issued financial statements, and that the error correction required a recovery analysis under the Company’s Executive Officer Incentive Compensation Recovery Policy which only applies to incentive compensation received on or after October 2, 2023. Accordingly, any incentive compensation received prior to that date is not subject to recovery analysis under the Executive Officer Incentive Compensation Recovery Policy.
After the original issuance of the Company’s consolidated financial statements as of and for the quarter ended November 30, 2023, the Company identified an immaterial error in its accounting for the Series A Preferred Stock issued to Blackstone, which triggered an analysis of the impact that the immaterial accounting error had on the Company’s payouts under its incentive compensation plans. As previously disclosed in footnote 1 to our financial statements included in our 2024 Annual Report, the Company determined that it had incorrectly misclassified the Series A Preferred Stock held by Blackstone as a component of stockholders’ equity instead of as mezzanine (or temporary) equity, which is classified outside of stockholders’ equity. As a result of incorrectly accounting for the Series A Preferred Stock as permanent equity, mezzanine equity was understated by $233.7 million with a corresponding overstatement of stockholders’ equity, starting with the original issuance date of the Series A Preferred Stock in August 2022. The Company’s management confirmed to the Compensation Committee that the revision had no impact on Net Income, Earnings per Share or Cash Flows. In accordance with Staff Accounting Bulletin (“SAB”) Nos. 99 and 108, the Company evaluated this accounting error and, based on an analysis of quantitative and qualitative factors, determined that the previous accounting misclassification of Series A Preferred Stock was not material to any one of the prior reporting periods affected and, therefore, an amendment of previously filed reports with the SEC was not required. However, the Company corrected this immaterial accounting error in the prior years reported within its 2024 Annual Report.
Awards under the Company’s incentive plans during the relevant periods are based upon various financial, market and qualitative weighted metrics, depending on the executive officer, including the following relevant financial and market performance measures: Adjusted EBITDA, Adjusted EPS, relative TSR and segment EBITDA and Cash Flow.
PSU awards granted on May 4, 2021 (“FY2022 PSUs”) were subject to a three-year performance period that concluded on February 29, 2024. On April 3, 2024 the Compensation Committee reviewed the Company’s TSR relative to its industry peer group for the performance period and approved a payout of 134% of the target awards. The Company’s management confirmed to the Compensation Committee that, in connection with determining the appropriate accounting for the error, it had concluded, after consulting with Grant Thornton, the Company’s independent auditor, another independent external auditor, and Meridian (the Compensation Committee’s consultant), that the previous accounting error, which only applied to the Company’s Balance Sheet, was both quantitatively and qualitatively immaterial in that it would not reasonably be expected to impact the judgement of a user of the Company’s financial statements and therefore would not reasonably be expected to negatively impact the relative TSR metric tied to the FY2022 PSUs. Therefore, the Compensation Committee concluded that no excess PSUs were received by executive officers requiring recovery under the Executive Clawback Policy.
The Compensation Committee also reviewed the contemplated payouts for fiscal year 2024 under the Company’s STI Plan metrics and determined that based on the Company’s management confirming to the Compensation Committee that the immaterial accounting error revision had no impact on Net Income, Adjusted EPS, Adjusted EBITDA, segment EBITDA or Cash Flows, no excess incentive compensation was received by the executive officers, and therefore no recovery was required under the Executive Officer Incentive Compensation Recovery Policy.
A recovery analysis was also performed under the Company’s Compensation Recovery Policy. Because such policy only mandates a clawback in the event of an accounting restatement due to material noncompliance with a financial reporting requirement or engaging in serious misconduct and the misclassification was determined not to be material to any one of the prior reporting periods affected and, therefore, a full restatement of previously filed reports with the SEC was not required nor did anyone engage in serious misconduct, the Compensation Committee determined that no excess incentive compensation was received by any executive officers or the management team and therefore no recovery was required under the Compensation Recovery Policy.
In light of the foregoing and taking into account other factors that the Compensation Committee considered relevant, the Compensation Committee concluded that no recovery of any incentive compensation was required under the Policies as a result of the financial statement revision discussed above.

79

PAY VERSUS PERFORMANCE
The following section has been prepared as required by the SEC’s pay versus performance (“PvP”) disclosure rules adopted pursuant to the Dodd-Frank Act and set forth in Item 402(v) of Regulation S-K (the “PvP Rules”). Under the PvP Rules, the Company must calculate compensation using the methodology required by the SEC referred to as “compensation actually paid” (“CAP”), which is then compared to certain Company and peer group performance measures prescribed by the SEC. CAP amounts do not reflect the actual amount of compensation earned or received by or paid to our PEO and non-PEO NEOs in the applicable fiscal year. CAP, as required under the PvP Rules, is influenced by many factors. CAP reflects adjusted values to unvested and vested equity awards during the fiscal years based on year-end stock prices and various accounting valuation assumptions. CAP generally fluctuates due to stock price achievement, timing of new grant issuances and outstanding grant vesting, share price volatility during the fiscal year, our mix of short-term and long-term metrics and varying levels of actual achievement of performance goals.
					Value of Initial Fixed $100 Investment Based on
Fiscal Year	Summary Compensation Table Total for PEO(1) ($)	Compensation Actually Paid to PEO(2) ($)	Average Summary Compensation Table Total for Non-PEO NEOs(3) ($)	Average Compensation Actually Paid to Non-PEO NEOs(4) ($)	AZZ Total Shareholder Return(5) ($)	S&P Composite 1500 Building Products Index Total Shareholder Return(5) ($)	Net Income (Loss) ($ Millions)	Adjusted EPS(7)
2024	4,380,976	6,284,864	1,335,045	3,243,091	158.2	246.1	87.2	4.13
2023	4,228,781	3,983,560	1,182,148	1,100,269	88.3	175.8	(61.2)(6)	4.01
2022	4,141,268	5,407,772	1,052,868	1,305,974	107.0	175.2	84.0	3.34
2021	3,223,989	3,514,779	791,546	1,753,482	111.0	155.7	39.62	2.11

(1)
We refer to the Company’s PEO as CEO throughout this Proxy Statement. The PEO was Mr. Ferguson for each of the fiscal years shown in the table above.

(2)
CAP for the PEO is calculated as noted in the table below:

	2024	2023	2022	2021
Summary Compensation Table Total (“SCT”) Compensation	$4,380,976	$4,228,781	$4,141,268	$3,223,989
Minus: RSU and PSU values reported in SCT for applicable fiscal year	(2,172,335)	(2,146,657)	(2,052,510)	(1,680,786)
Plus: ASC 718 fair value of awards granted during applicable fiscal year that vested during applicable fiscal year(a)	3,189,732	1,781,080	1,727,973	2,777,661
Plus or minus (as applicable): Change based on ASC 718 fair value of awards granted during applicable fiscal year that remain unvested as of applicable fiscal year end(a)	1,497,976	(112,761)	949,716	1,650,488
Plus or minus (as applicable): Change in fair value of prior years’ equity awards that vested during applicable fiscal year	47,013	149,081	560,982	(205,982)
Minus: fair value of prior year’s equity awards that failed to meet the applicable vesting conditions during the current fiscal year	(714,437)	—	—	(2,260,395)
Plus: dividend equivalents earned during applicable fiscal year upon vesting	55,939	84,036	80,343	9,804
Compensation Actually Paid	$6,284,864	$3,983,560	$5,407,772	$3,514,779

(a)
The fair value as of the applicable fiscal year end (prior to vesting) for RSU and PSU awards at target performance was calculated pursuant to FASB ASC Topic 718. For fiscal year 2021, 2022, 2023 and 2024, the PSUs vest at the end of a three-year performance period with payouts ranging from 0%-200% for the relative TSR component. For PSU awards based on relative TSR, the fair value is estimated at year end based on a multifactor Monte Carlo valuation model that simulates our stock price and TSR relative to companies in our peer group.

(3)
The non-PEO NEOs reflected in the table above were as follows: for fiscal year 2024 — Ms. Mackey, Mr. Russell, Mr. Stovall and Mr. Schlom; for fiscal year 2023 — Mr. Emery, Mr. Hill, Mr. Lavelle, Ms. Mackey, Mr. Stovall and Mr. Schlom; for fiscal year 2022 — Mr. Hill, Ms. Mackey, Mr. Stovall and Mr. Schlom; and for fiscal year 2021 — Mr. Fehlman, Ms. Mackey, Mr. Hill, Mr. Schlom and Mr. Stovall. Mr. Fehlman served as the Company’s Senior Vice President, Chief Financial Officer until May 31, 2020.

80	2024 Proxy Statement

PAY VERSUS PERFORMANCE
(4)
The average CAP for the Non-PEO NEOs is calculated as noted in the table below using the average of the amounts reported for our other NEOs as a group in the “Total” column of the SCT for each fiscal year:

	2024	2023	2022	2021
Summary Compensation Table (“SCT”) Total Compensation	$1,335,045	$1,182,148	$1,052,868	$791,546
Minus: RSU and PSU values reported in SCT for applicable fiscal year	(448,792)	(418,951)	(356,013)	(239,358)
Plus: ASC 718 fair value of awards granted during applicable fiscal year that vested during applicable fiscal year(b)	1,095,130	337,354	319,183	992,129
Plus or minus (as applicable): Change based on ASC 718 fair value of awards granted during applicable fiscal year that remain unvested as of applicable fiscal year end(b)	1,372,451	(18,789)	192,234	321,725
Plus or minus (as applicable): Change in fair value of prior years’ equity awards that vested during applicable fiscal year	(27,167)	(4,948)	87,343	(47,148)
Minus: fair value of prior year’s equity awards that failed to meet the applicable vesting conditions during applicable fiscal year	(91,703)	—	—	(67,454)
Plus: dividends equivalents earned during applicable fiscal year upon vesting	8,127	23,455	10,359	2,042
Compensation Actually Paid	$3,243,091	$1,100,269	$1,305,974	$1,753,482

(b)
The fair value as of the applicable fiscal year end (prior to vesting) for RSUs and PSU awards at target performance was calculated pursuant to FASB ASC Topic 718. For fiscal year 2021, 2022, 2023 and 2024, the PSUs vest at the end of a three-year performance period with payouts ranging from 0%-200% for the relative TSR component. For PSU awards based on relative TSR, the fair value is estimated at year end based on a multifactor Monte Carlo valuation model that simulates our stock price and TSR relative to companies in our peer group.

(5)
TSR is based on an assumed $100 investment as of February 28, 2019 and the reinvestment of any issued dividends. The S&P Composite 1500 Building Products Index is the industry peer group included in the Stock Performance Graph in the Company’s Annual Report on Form 10-K for the fiscal year ended February 29, 2024.

(6)
During fiscal year 2023, we recognized a loss related to the divestiture of the Company’s Infrastructure Solutions segment (the “AIS Divestiture”) of $159.9 million, which adversely impacted GAAP net income, resulting in a net loss for the year of $61.2 million. In addition, the AIS Divestiture was recorded as discontinued operations in our consolidated statements of income, because this business is not part of our ongoing operations. The GAAP net income from continuing operations reported in our Annual Report on Form 10-K for the year ended February 28, 2023, which represents our ongoing business, was $66.3 million for fiscal year 2023.

(7)
The Board and its Compensation Committee determined that Adjusted earnings per share (EPS) was the most important financial performance measure that the Company used to link compensation actually paid to our PEO and non-PEO NEOs to financial performance for fiscal year 2024. Adjusted EPS is a non-GAAP measure. For fiscal year 2024, Adjusted EPS is calculated as net income, excluding amortization expense on intangible assets, equity in earnings from our unconsolidated joint venture and the related tax impact of these expenses, divided by diluted weighted-average outstanding shares. Due to the acquisition of Precoat Metals and the AIS Divestiture, Adjusted EPS for purposes of compensation performance measures for fiscal year 2023 is calculated as net income available to common shareholders, excluding the loss on the AIS divestiture, amortization, acquisition and transaction-related expenses, additional depreciation associated with the Precoat acquisition and the related tax impact of these expenses, divided by diluted weighted-average outstanding shares. For fiscal year 2022 and fiscal year 2021, Adjusted EPS is calculated as net income, excluding restructuring and impairment charges, acquisition-related expenses and the related tax impact of these expenses, divided by diluted weighted-average outstanding shares.

Most Important Financial Measures Linking CAP During Fiscal Year 2024 to Company Performance
The following table sets forth the compensation measures that the Company uses to measure the performance of its executive officers, including the non-PEO NEOs, during fiscal year 2024.
FY2024 Compensation Performance Measures
Adjusted Earnings per Share
Adjusted EBITDA
3-Year Relative TSR

81

PAY VERSUS PERFORMANCE
The following graph shows the relationship between each of TSR for AZZ and TSR for the companies in the S&P Composite 1500 Building Products Index and CAP for our PEO and the average of the non-PEO NEOs in each year. Compensation actually paid does not reflect the compensation that the PEO and non-PEO NEOs will ultimately realize as it includes changes in unvested equity value.

CAP versus Cumulative AZZ and Peer Group TSR
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$-
CAP
$300.00
$250.00
$200.00
$150.00
$100.00
$50.00
$-
TSR
2021
2022
2023
2024
Compensation actually paid PEO
Compensation actually non-PEO NEOs
Cumulative TSR (AZZ)
Cumulative TSR (S&P Composite 1500 Building Products)

The following graphs show the relationship between each of Adjusted EPS and Net Income and CAP for our PEO and the average of the non-PEO NEOs in each year. Compensation actually paid does not reflect the compensation that the PEO or non-PEO NEOs will ultimately realize as it includes changes in unvested equity value.

CAP versus Adjusted EPS
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$-
CAP
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$-
Adjusted EPS
2021
2022
2023
2024
Compensation actually paid PEO
Compensation actually paid non-PEO NEOs
Adjusted EPS

82	2024 Proxy Statement

PAY VERSUS PERFORMANCE
A majority of our executive’s variable pay is delivered as RSU equity-based awards that vest pro-rata one-third each year from the date of grant, and PSU equity awards that cliff vest after the completion of a three-year performance cycle, if at all. The change in the fair value of the outstanding equity awards from the date of grant to the fiscal year end and awards that vested during fiscal year 2022 resulted in a disproportionate increase in compensation actually paid in fiscal year 2022 compared to Adjusted EPS, primarily due to an increase in our stock price during fiscal year 2022, which impacted the CAP for that year.

CAP versus Net Income
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$-
CAP
$90.0
$70.0
$50.0
$30.0
$10.0
$(10.0)
$(30.0)
$(50.0)
$(70.0)
Net Income
2021
2022
2023
2024
Compensation actually paid PEO
Compensation actually paid non-PEO NEOs
Net income

Although Item 402(v) of Regulation S-K requires the presentation of net income in our Pay Versus Performance Table, the Company does not specifically use a net income target as a performance measure in its executive compensation program, because net income includes items that do not represent the core performance of our business. For example, during fiscal year 2023, we recognized a loss related to the AIS Divesture of $159.9 million, which adversely impacted GAAP net income, resulting in a net loss for the year of $61.2 million. In addition, the AIS business was recorded as discontinued operations in our consolidated statements of income, because this business will not be part of our ongoing operations. The GAAP net income from continuing operations reported in our Annual Report on Form 10-K for the year ended February 28, 2023, which represents our ongoing business, was $66.3 million for fiscal year 2023.

83

AUDIT COMMITTEE REPORT
The Company’s Audit Committee is composed entirely of non-management directors. The Board of Directors has determined that all members of the Audit Committee are independent as that term is defined in the NYSE’s listing standards and Section 10A(m)(3) of the Exchange Act, and that Messrs. Berce and Purvis each qualifies as an Audit Committee financial expert as defined in the SEC rules adopted under the Sarbanes-Oxley Act of 2002.
The Audit Committee has sole authority and is directly responsible for the appointment, replacement, compensation and oversight of the work of the Company’s independent auditor, including reviewing and evaluating the performance of the lead audit partner responsible for the Company’s audit, overseeing the required five-year rotation of the lead audit partner and reviewing and considering the selection of the new lead audit partner. The Company’s independent auditor reports directly to the Audit Committee. The Audit Committee reviews with the independent auditor the plan and scope of the Company’s annual audit. It reviews with management and the independent auditor the annual audited financial statements and recommends to the Board of Directors whether they should be included in AZZ’s Annual Report. It similarly reviews quarterly financial reports and all earnings press releases. The Audit Committee also has general oversight of AZZ’s accounting, financial reporting and internal audit function, including risk management with respect to cybersecurity.
Management is responsible for the preparation, presentation and integrity of AZZ’s financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. Grant Thornton LLP (“GT”), an independent registered public accounting firm and our independent auditor for the fiscal year ended February 29, 2024, is responsible for performing an independent audit of the consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (the “PCAOB”).
The Audit Committee meets with AZZ’s director of internal audit and GT with and without management present during each of its regularly scheduled quarterly meetings, to discuss the results of their examinations, their evaluations of AZZ’s internal controls and the overall quality of AZZ’s financial reporting.
The Audit Committee serves as an oversight role, providing advice, counsel and direction to management and GT on the basis of information it receives, discussions with management and GT, and the experience of the Audit Committee’s members in business, financial and accounting matters. The Audit Committee members’ functions are not intended to duplicate or to certify the activities of management and GT.
The Audit Committee operates under a written charter, which complies with all current regulatory requirements and was adopted by the Board of Directors. A copy of the full text of the charter is available on AZZ’s website at www.azz.com/investor-relations. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis.
In fulfilling its oversight responsibilities, the Audit Committee has:
•
reviewed and discussed with management the audited consolidated financial statements for the fiscal year ended February 29, 2024;

•
Reviewed with the Chief Executive Officer and Chief Financial Officer of AZZ their respective certifications with respect to AZZ’s Annual Report on Form 10-K for the fiscal year ended February 29, 2024;

•
discussed the reasonableness of significant accounting judgments and critical accounting policies and estimates;

•
discussed the adequacy and effectiveness of AZZ’s financial reporting procedures, disclosure controls and procedures, and internal control over financial reporting, including management’s assessment and report on internal control over financial reporting:

•
discussed with GT the matters required to be discussed by PCAOB Auditing Standard No. 1301 “Communications with Audit Committees” and the matters required to be discussed by applicable requirements of the SEC; and

•
received the letter and the written disclosures from GT required by Rule 3520 of the PCAOB and discussed with GT the independence of GT.

84	2024 Proxy Statement

AUDIT COMMITTEE REPORT
In reliance on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements discussed above, be included in AZZ’s Annual Report on Form 10-K for the fiscal year ended February 29, 2024 for filing with the SEC.
Audit Committee
Daniel E. Berce (Chair)
Paul Eisman
Clive A. Grannum
David Kaden
Venita McCellon-Allen Steven R. Purvis

85

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Independent Auditor Fees
The following table represents the fees incurred for professional services rendered by GT, our independent auditors, for the audit of our financial statements for fiscal years 2024 and 2023. All services listed below were pre-approved by the Audit Committee.
	February 29, 2024	February 28, 2023
Audit Fees(1)	$1,691,758	$1,384,413
Audit-Related Fees(2)	$69,720	$38,390
Tax Fees	$—	$—
All Other Fees	$—	$—
Total Fees	$1,761,478	$1,422,803

(1)
Includes fees for services related to: the annual audit of the consolidated financial statements; review of AZZ’s quarterly reports on Form 10-Q, statutory audits required domestically and internationally, comfort letters and consents; reports on internal controls and attest services.

(2)
Includes fees for services related to: audits of employee benefit plans; due diligence related to mergers and acquisitions; accounting assistance and audits in connection with proposed or consummated acquisitions; attest services that are not required by statue or regulation; and consultations concerning proposed accounting and reporting standards.

Pre-approval of Non-Audit Fees
The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax and other services performed by the independent auditor. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit related services. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent auditor is engaged to perform it. All of the fees listed above were approved in accordance with this policy. The Audit Committee has delegated to the chair of the Audit Committee authority to approve permitted services where the fees for the engagement do not exceed $50,000 per project and $100,000 in the aggregate, provided that the chair reports any decisions to the Audit Committee at its next scheduled meeting.

86	2024 Proxy Statement

PROPOSAL 3 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board of Directors has selected Grant Thornton LLP (“GT”) to serve as our independent registered public accounting firm for the fiscal year ending February 28, 2025, subject to your ratification. Representatives of GT will be present at the Annual Meeting to respond to questions and will have the opportunity to make a statement should they desire to do so.
The Board of Directors is asking you to ratify the selection of GT to serve as AZZ’s external financial auditor for fiscal year 2025. Although our Bylaws do not require this ratification, the Board of Directors believes that the selection of the independent registered public accounting firm is an important matter for shareholder consideration and that such a proposal provides shareholders with an important opportunity to provide direct feedback to the Board of Directors on an important issue of corporate governance. If AZZ’s shareholders do not ratify the selection of GT, AZZ will consider that action as feedback to the Audit Committee and the Board of Directors to consider the selection of a different accounting firm. Even if you do ratify the selection of GT, the Audit Committee may select a different independent registered public accounting firm, subject to ratification by the full Board of Directors, whenever it determines that such a change would be in the best interests of AZZ and its shareholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF GT TO SERVE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING FEBRUARY 28, 2025.

87

ANNUAL MEETING INFORMATION AND OTHER MATTERS
Proxy Materials and Voting Information
Why am I receiving these materials?
AZZ has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail in connection with the Company’s solicitation of proxies for use at the Annual Meeting to be held on Tuesday, July 9, 2024 at 10:00 a.m. local time at One Museum Place, 4th Floor, 3100 West 7th Street, Fort Worth, Texas 76107, and at any postponement(s) or adjournment(s) thereof. These materials were first sent or made available to shareholders on or about May 28, 2024. You are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.
What is included in these materials?
These materials include:
•
This Proxy Statement for the Annual Meeting; and

•
The Company’s Annual Report on Form 10-K for the fiscal year ended February 29, 2024 (the “Annual Report”).

If you requested printed versions by mail, these materials also include the proxy card and voting instructions for the Annual Meeting.
What items will be voted on at the Annual Meeting?
You will be voting on the following:
•
The election of seven (7) nominees to the Company’s Board of Directors named in this Proxy Statement, each to serve for a one-year term (Proposal 1);

•
A non-binding advisory resolution to approve AZZ’s executive compensation program (Proposal 2); and

•
Ratification of the appointment of Grant Thornton LLP to serve as AZZ’s independent registered public accounting firm for the fiscal year ending February 28, 2025 (Proposal 3).

AZZ will also consider any other business that may properly come before the meeting.
What are the Board of Directors’ voting recommendations?
The Board of Directors recommends that you vote your shares:
•
“FOR” the election of the seven (7) nominees to serve on the Board for a one-year term (Proposal 1);

•
“FOR” the approval of AZZ’s executive compensation program (Proposal 2); and

•
“FOR” the ratification of the appointment of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2025 (Proposal 3).

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
Pursuant to rules adopted by the SEC, AZZ uses the Internet as the primary means of furnishing proxy materials to shareholders. Accordingly, the Company has sent a Notice of Internet Availability of Proxy Materials (the “Notice”) to the Company’s shareholders. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or request a printed set of the proxy materials. Instructions on how to access the proxy materials on the Internet or to request a printed copy are detailed in the Notice. In addition, shareholders are always able to request printed proxy materials by mail or electronically by emailing info@azz.com. The Company encourages shareholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of its annual meetings and the cost to the Company associated with printing and mailing hard copies of proxy materials.
How can I get electronic access to the proxy materials?
The Notice will provide you with instructions regarding how to use the Internet to:

88	2024 Proxy Statement

ANNUAL MEETING INFORMATION AND OTHER MATTERS
•
View the Company’s proxy materials for the Annual Meeting; and

•
Instruct the Company to send future proxy materials to you by email.

The Company’s proxy materials are also available at www.azz.com/investor-relations. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.
Who may vote at the Annual Meeting?
Each share of the Company’s Common Stock is entitled to one vote on each matter. Only shareholders of record as of the close of business on May 10, 2024 (the “Record Date”), are entitled to receive notice of, to attend, and to vote at the Annual Meeting. In addition to shareholders of record of the Company’s Common Stock, beneficial owners of shares held in street name as of the Record Date can vote using the methods described below. As of the Record Date, approximately 29,774,283 shares of the Company’s Common Stock were issued and outstanding herein.
What is the difference between a shareholder of record and a beneficial owner of shares held in street name?
Shareholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Computershare Investor Services, LLC (“Computershare”), you are considered the shareholder of record with respect to those shares, and the Notice was delivered directly to you by the Company.
Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name,” and a Notice was forwarded to you by your financial investment organization. As a beneficial owner, you have the right to instruct your broker, bank, trustee, or nominee how to vote your shares.
If I am a shareholder of record of the Company’s shares, how do I vote?
If you are a shareholder of record, there are four ways to vote:
In person. You may vote in person at the Annual Meeting by requesting a ballot when you arrive. You must bring valid picture identification such as a driver’s license or passport and show proof of stock ownership as of the Record Date.
By QR Code. Scan the QR code provided to vote online (www.proxyvote.com).
Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the Notice.
By Telephone. If you request printed copies of the proxy materials by mail or viewed electronic copies, you may vote by proxy by calling the toll free number found on the proxy card.
By Mail. If you request printed copies of the proxy materials by mail, you will receive a proxy card and you may vote by proxy by filling out the proxy card and returning it in the envelope provided.
If I am a beneficial owner of shares held in street name, how do I vote?
If you are a beneficial owner of shares held in street name, there are four ways to vote:
In person. If you are a beneficial owner of shares held in street name and you want to vote in person at the Annual Meeting, you must obtain a “legal proxy” from the organization that holds your shares. A legal proxy is a written document that will authorize you to vote your shares held in street name at the Annual Meeting. Please contact the organization that holds your shares for instructions regarding obtaining a legal proxy. You must bring a copy of the legal proxy to the Annual Meeting and ask for a ballot when you arrive and a valid picture identification such as a driver’s license or passport. In order for your vote to be counted, you must provide both the copy of the legal proxy and your completed ballot to the inspector of election.
Via the Internet. You may vote by proxy via the Internet by visiting www.proxyvote.com and entering the control number found in your Notice. The availability of Internet voting may depend on the voting process of the organization that holds your shares.
By QR Code. Scan the QR code provided to vote online (www.proxyvote.com).

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ANNUAL MEETING INFORMATION AND OTHER MATTERS
By Telephone. If you request printed copies or viewed electronic copies of the proxy materials, you may vote by proxy by calling the toll-free number found on the voting instruction form. The availability of telephone voting may depend on the voting process of the organization that holds your shares.
By Mail. If you request printed copies of the proxy materials by mail, you will receive a voting instruction form and you may vote by proxy by filling out the voting instruction form and returning it in the envelope provided.
What is the process to vote if I hold shares through the AZZ Inc. Employee Benefit Plan and Trust?
If you are a participant in the AZZ Inc. Employee Benefit Plan and Trust (the “Benefit Plan”), it is important that you direct Prudential Bank & Trust, FSB, the Benefit Plan’s trustee (the “Trustee) on how to vote your shares. If you hold shares of Common Stock in the Benefit Plan administered by Empower Retirement LLC and do not vote your shares or specify your voting instructions on your proxy card, the Trustee will vote those shares in the same proportion as the shares for which they have received voting instructions, unless the Trustee determines that doing so would be contrary to the Employee Retirement Income Security Act of 1974, as amended. Your proxy must be received no later than 11:59 p.m. Eastern Time, on July 5, 2024 so that there is adequate time to tabulate the voting instructions.
What is the quorum requirement for the Annual Meeting?
A majority of the shares issued and outstanding and entitled to vote at the Annual Meeting must be present at the Annual Meeting in person or by proxy for the transaction of business, commonly referred to as a quorum. Your shares will be counted for purposes of determining if there is a quorum if you:
•
Are entitled to vote and you are present in person at the Annual Meeting; or

•
Have properly voted by proxy on the Internet, by telephone or by submitting a proxy card by mail.

If a quorum is not present, AZZ may propose to adjourn the Annual Meeting to solicit additional proxies.
How are proxies voted?
All shares represented by valid proxies received prior to the taking of the vote at the Annual Meeting will be voted and, where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the shareholder’s instructions.
What happens if I do not give specific voting instructions?
Shareholders of Record. If you are a shareholder of record and you:
•
Indicate when voting on the Internet or by telephone that you wish to vote as recommended by AZZ’s Board of Directors; or

•
Sign and return a proxy card without giving specific voting instructions,

then the persons named as proxy holders, Thomas E. Ferguson and Philip Schlom, will vote your shares in the manner recommended by AZZ’s Board of Directors on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.
Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions then, under applicable rules, the organization that holds your shares may generally vote on routine matters but is not permitted to vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on that matter with respect to your shares. This is generally referred to as a “broker non-vote.”
Which ballot measures are considered “routine” or “non-routine”?
The election of directors (Proposal 1), and the non-binding advisory resolution approving the Company’s executive compensation program (Proposal 2), are considered non-routine matters under applicable rules. A broker or other nominee cannot vote your shares without instructions on non-routine matters, and therefore broker non-votes may exist in connection with Proposals 1 and 2.

90	2024 Proxy Statement

ANNUAL MEETING INFORMATION AND OTHER MATTERS
The ratification of the appointment of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2025 (Proposal 3) is considered a routine matter under applicable rules. A broker or other nominee may generally vote your shares on routine matters, and therefore no broker non-votes are expected in connection with Proposal 3.
What is the voting requirement to approve each of the proposals?
The following table sets forth the voting requirement with respect to each of the proposals:
Proposal	Voting Requirement
1. Election of seven (7) director nominees named in this Proxy Statement, each for a one-year term.
Each director must be elected by a majority of the votes cast. A majority of votes cast means that the number of shares voted “FOR” a director must exceed the number of votes cast “AGAINST” that director. Any director not elected by a majority is expected to tender to the Board his or her resignation promptly following the certification of election results pursuant to the Company’s Bylaws. The Nominating and Corporate Governance Committee will make a recommendation to the Board on whether to accept or reject such resignation. The Board will act on such recommendation and publicly disclose its decision within 90 days from the date of the certification of the election results. Abstentions and broker non-votes will have no effect on this vote.

2. Approval, on a non-binding advisory basis, of the Company’s executive compensation program.	To be approved, this proposal must be approved by a majority of the votes cast by the shareholders present in person or represented by proxy, meaning that the votes cast by the shareholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal. Abstentions and broker non-votes will have no effect on this vote.
3. Ratification of the appointment of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2025.
To be approved, this proposal must be approved by a majority of the votes cast by the shareholders present in person or represented by proxy, meaning that the votes cast by the shareholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal. Abstentions will have no effect on this vote.

How are broker non-votes and abstentions treated?
While broker non-votes and abstentions are counted as present and entitled to vote for purposes of determining whether a quorum is present, under AZZ’s Bylaws only “FOR” and “AGAINST” votes are counted for purposes of determining the votes received in connection with each proposal. Accordingly, broker non-votes and abstentions will have no effect on Proposals 1 and 2. As previously noted, there are no broker non-votes expected in connection with Proposal 3.
In order to minimize the number of broker non-votes, the Company strongly encourages you to vote or to provide voting instructions with respect to each proposal to the organization that beneficially holds your shares by carefully following the instructions provided in the Notice.
Can I change my vote after I have voted?
You may revoke your proxy and change your vote at any time before the taking of the vote at the Annual Meeting. Prior to the applicable cutoff time, you may change your vote using the Internet or telephone methods described above, in which case only your latest Internet or telephone proxy submitted prior to the Annual Meeting will be counted. You may also revoke your proxy and change your vote by signing and returning a new proxy card dated as of a later date, or by attending the Annual Meeting and voting in person. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you properly vote at the Annual Meeting or specifically request that your prior proxy be revoked by delivering a written notice of revocation to the Company’s Corporate Secretary at One Museum Place, 3100 West 7th Street, Suite 500, Fort Worth, Texas 76107 prior to the Annual Meeting.
Who will serve as the inspector of election?
A representative from Broadridge Financial Solutions, Inc. will serve as the inspector of elections.
Will a proxy solicitor be retained and, if so, what is the cost?
A proxy solicitor will not be retained.

91

ANNUAL MEETING INFORMATION AND OTHER MATTERS
Is my vote confidential?
Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:
•
As necessary to meet applicable legal requirements;

•
To allow for the tabulation and certification of votes; and

•
To facilitate a successful proxy solicitation.

Occasionally, shareholders provide written comments on their proxy cards, which may be forwarded to AZZ’s management team and the Board of Directors.
Where can I find the voting results of the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. Final voting results will be tallied by the inspector of election after the taking of the vote at the Annual Meeting. The Company will disclose the final voting results in a Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.
How can I attend the Annual Meeting?
Admission to the Annual Meeting is limited to AZZ shareholders or their proxy holders. In order to be admitted to the meeting, each shareholder must present proof of stock ownership and a valid picture identification, such as a driver’s license or passport. Proof of stock ownership may consist of the proxy card or if shares are held in the name of a broker, bank or other nominee, an account statement or letter from the nominee indicating that you beneficially owned shares of AZZ Common Stock at the close of business on May 10, 2024, which is the Record Date for the Annual Meeting.
Other Information
The Board of Directors has not received valid notice of any other matters that will be presented at the Annual Meeting other than those described in this Proxy Statement. If any other business is properly brought before the shareholders at the Annual Meeting, all proxies that have been properly submitted will be voted in respect thereof as the proxyholders deem advisable.
Voting Securities
Shareholders of record on May 10, 2024, will be entitled to vote at the 2024 Annual Meeting of Shareholders. As of May 10, 2024, there were 29,774,283 shares of the Company’s Common Stock outstanding. Each share of Common Stock entitles the holder to one vote on each matter voted on at the meeting.
Incorporation by Reference
The Compensation Committee Report on Executive Compensation and the Audit Committee Report are not deemed filed with the SEC and shall not be deemed incorporated by reference into any prior or future filings that AZZ makes under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that AZZ specifically incorporates this information by reference. In addition, the website addresses contained in this Proxy Statement are intended to provide inactive, textual references only. The information on these websites is not part of this Proxy Statement.
Website Access to Reports and Other Information
Our website is www.azz.com. We make available free of charge through the Investor Relations tab of our website our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. Our Corporate Governance Guidelines, Code of Conduct, and Board committee charters are also available on our website. We will provide, free of charge, a copy of any of our corporate documents listed above upon written request to our Corporate Secretary at One Museum Place, 3100 W. 7th Street, Suite 500, Fort Worth, Texas 76107.

92	2024 Proxy Statement

APPENDIX A
Definition of Non-GAAP Measures
Certain financial and performance metrics in this Proxy Statement are considered Non-GAAP financial measures. While we believe that these Non-GAAP financial measures may be useful in evaluating AZZ, readers should consider these measures in addition to, but not instead of or superior to, the Company’s financial statements prepared in accordance with GAAP. These non-GAAP financial measures may be determined or calculated differently by other companies, limiting the usefulness of those measures for comparative purposes.
The following table provides a reconciliation for the year ended February 29, 2024 between net income calculated in accordance with GAAP to Adjusted Net Income and Adjusted EPS (dollars in thousands, except per share data):
	For the year ended February 29, 2024
	Amount	Per Diluted Share(1)
Net income and diluted earnings per share from continuing operations for Adjusted net income calculation(2)	$101,607	$3.46
Adjustments:
Amortization of intangible assets	23,960	0.83
Legal settlement and accrual(3)	17,043	0.58
Equity in earnings of unconsolidated subsidiaries(4)	(15,407)	(0.53)
Subtotal	25,596	0.88
Tax impact(5)	(6,143)	(0.21)
Total adjustments	19,453	0.67
Adjusted earnings and adjusted earnings per share from continuing operations	$121,060	$4.13
Total weighted average shares	29,326

(1)
Earnings per share amounts included in the table above may not sum due to rounding differences.

(2)
The calculation of diluted earnings per share is based on weighted average shares outstanding of 25,209 as the preferred shares are anti-dilutive for these calculations. The calculation of adjusted diluted earnings per share is based on weighted average shares outstanding of 29,326 as the preferred shares are dilutive for these calculations. Adjusted net income for adjusted earnings per share also includes the addback of preferred dividends for the period noted above.

(3)
Represents a legal accrual related to the Metal Coatings segment of $5.5 million, $5.8 million for the settlement of a litigation matter related to the AIS segment that was retained following the sale of the AIS business, and $5.8 million for the settlement of a litigation matter that was acquired as part of the Precoat Acquisition and relates to the business activities that were discontinued prior to our acquisition.

(4)
Represents equity in earnings recognized for the Company’s 40% interest in the AVAIL joint venture for the year ended February 29, 2024.

(5)
The non-GAAP effective tax rate is estimated at 24.0%

A-1

Map and Driving Directions to AZZ Inc.
Instructions from Dallas/Fort Worth International Airport
1.
Head toward South 22nd Ave. on West 32nd St. (183 ft)

2.
Make a U-Turn onto West 32nd St. (0.1 miles)

3.
Turn slightly right onto South Service Rd. (1.3 miles)

4.
Take left ramp onto International Pkwy South (TX-97-SPUR) toward TX-183/TX-360 (0.9 miles)

5.
Take ramp onto TX-183 West (Airport Fwy) toward Ft. Worth (10.7 miles)

6.
Continue on I-820 (0.7 miles)

7.
Keep left onto TX-121 South toward Downtown Ft. Worth (7.1 miles)

8.
Take the exit toward Downtown/Belknap St. onto East Belknap St. (1.7 miles)

9.
Turn slightly left onto Energy Way (0.1 miles)

10.
Turn slightly right onto Summit Ave. (301 ft)

11.
Turn right onto West 7th St. (1.2 miles)

12.
Arrive at West 7th St. (One Museum Place) Your destination is on the right.

Instructions from Downtown Fort Worth
1.
Head toward West 6th St. on Taylor St. (124 ft)

2.
Turn right onto West 6th St. (0.2 miles)

3.
Turn slightly right onto West 7th St. (1.6 miles)

4.
Arrive at West 7th St. (One Museum Place) Your destination is on the right.

AZZ INC. ONE MUSEUM PLACE 3100 WEST 7TH STREET, SUITE 500 FORT WORTH, TX 76107 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by or before 11:59 P.M. Eastern Time on July 8, 2024 and 11:59 P.M. Eastern Time on July 5, 2024 for participants in the AZZ Inc. Employee Benefit Plan and Trust. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by or before 11:59 P.M. Eastern Time on July 8, 2024 and 11:59 P.M. Eastern Time on July 5, 2024 for participants in the AZZ Inc. Employee Benefit Plan and Trust. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V51921-P06713 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY 1. Election of Directors The Board of Directors recommends you vote FOR the following: Director Nominees: 1a. Daniel E. Berce 1d. Clive A. Grannum 1b. Daniel R. Feehan 1c. Thomas E. Ferguson 1g. Steven R. Purvis 1e. Carol R. Jackson 1f. Ed McGough Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer. The Board of Directors recommends you vote FOR proposals 2 and 3. 2. Approve, on an advisory basis, AZZ's Executive Compensation Program. 3. Ratify the appointment of Grant Thornton LLP, to serve as AZZ's independent registered public accounting firm for the fiscal year ending February 28, 2025. NOTE: Such other business as may properly come before the 2024 Annual Shareholders Meeting or any adjournment thereof. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice, Proxy Statement, and Annual Report are available at www.proxyvote.com AZZ INC. Annual Shareholders Meeting July 9, 2024, 10:00 AM, local time This proxy is solicited by the Board of Directors The shareholders hereby appoint Thomas E. Ferguson and Philip Schlom, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize them to represent and to vote, as designated on the reverse side of this card, all of the shares of common stock of AZZ Inc. that the shareholders are entitled to vote at the Annual Shareholders Meeting to be held at 10:00 AM, local time on July 9, 2024, at One Museum Place, 3100 W. 7th Street, 4th Floor, Fort Worth, TX 76107, and any adjournment or postponement thereof. Attention participants in the AZZ Inc. Employee Benefit Plan and Trust: If you are a participant in the AZZ Inc. Employee Benefit Plan and Trust (the “Benefit Plan”), it is important that you direct Prudential Bank & Trust, FSB, the Benefit Plan's trustee (the “Trustee") on how to vote these shares. If you hold shares of common stock in the Benefit Plan administered by Empower Retirement L.L.C. and do not vote these shares or specify your voting instructions on your proxy card, the Trustee will vote those shares in the same proportion as the shares for which they have received voting instructions, unless the Trustee determines that doing so would be contrary to the Employee Retirement Income Security Act of 1974, as amended. Your proxy must be received no later than 11:59 P.M., Eastern Time, on July 5, 2024 so that there is adequate time to tabulate the voting instructions. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the recommendations of AZZ's Board of Directors. Continued and to be signed on reverse side